AetnaVest & AetnaVest II

Aetna Life Insurance and
Annuity Company                    Administrative Office:             Variable Life Account B
Home Office:                       Personal Service Center, MVLI
151 Farmington Avenue              350 Church Street                        Prospectus
Hartford, Connecticut 06156        Hartford, CT 06103-1106              Dated: May 1, 2000
Telephone: (800) 334-7586          Telephone: (800) 334-7586

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               Flexible Premium Variable Life Insurance Policies
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     This Prospectus describes AetnaVest and AetnaVest II, two flexible premium variable life insurance contracts (the "Policy" or "Policies"), offered by Aetna Life Insurance and Annuity Company (the "Company", "we", "us").
     In October 1998, the Company and life insurance affiliates of Lincoln Financial Group ("Lincoln") entered into a transaction whereby nearly all of the Company's variable life insurance business was reinsured by the Lincoln affiliates.

     The Policies feature: - flexible premium payments;
                           - a choice of one of two death benefit options; and
                           - a choice of underlying investment options.

     You may allocate net premiums to subaccounts which invest in the funds listed below. Each fund has its own investment objective. Not all funds may be available under all Policies or in all jurisdictions. You should review each fund's Prospectus before making your decision.

o Aetna Ascent VP                                            o Janus Aspen Growth Portfolio
o Aetna Balanced VP, Inc.                                    o Janus Aspen Worldwide Growth Portfolio
o Aetna Income Shares d/b/a Aetna Bond VP                    o Oppenheimer Global Securities Fund/VA
o Aetna Crossroads VP                                        o Oppenheimer Strategic Bond Fund/VA
o Aetna Variable Fund d/b/a Aetna Growth and Income VP       o Portfolio Partners, Inc. (PPI) MFS Capital
o Aetna Index Plus Large Cap VP                                Opportunities Portfolio (formerly PPI MFS
o Aetna Legacy VP                                              Value Equity Portfolio)
o Fidelity Variable Insurance Products Fund (VIP)            o Portfolio Partners, Inc. (PPI) MFS Emerging
  Equity-Income Portfolio                                      Equities Portfolio
o Fidelity Variable Insurance Products Fund II (VIP I)       o Portfolio Partners, Inc. (PPI) MFS Research
  Contrafund[RegTM] Portfolio                                  Growth Portfolio
o Janus Aspen Aggressive Growth Portfolio                    o Portfolio Partners, Inc. (PPI) Scudder International
o Janus Aspen Balanced Portfolio                               Growth Portfolio
                                                             o Portfolio Partners, Inc. (PPI) T. Rowe Price Growth
                                                               Equity Portfolio

Net premiums allocated to the Fixed Account earn fixed rates of interests. We determined the rates periodically, but we guarantee that they will never be less than 4.5% a year.

This Prospectus and other information about Variable Life Account B filed with the Securities and Exchange Commission ("Commission") can be found in the Commission's web site at http://www.sec.gov. You can get copies of this information by visiting the Commission's Public Reference Room or writing the Commission's Public Reference Section, Washington, D.C. 20549-6009 and paying a duplicating fee. You can get information on the operation of the Public Reference Room by calling 1-800-SEC-0330.

The Commission has not approved or disapproved these securities or determined if this Prospectus is accurate or complete. It is a criminal offense to state otherwise.

To be valid, this Prospectus must have the current mutual funds' Prospectuses with it. You should read the Prospectus and the attached prospectus for any available Fund if you are considering buying a Policy or exercising elections under a Policy. You should also keep them for future reference. You can obtain any fund's Statement Information (SAI), which provides more information about a fund, by calling (800) 334-7586.

                     TABLE OF CONTENTS

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                                                     Page
Policy Summary ....................................    3
 Replacements .....................................    3
 Initial Choices to be Made .......................    3
 Level or Varying Death Benefit ...................    3
 Amount of Premium Payment ........................    4
 Selection of Funding Vehicles ....................    4
 Charges and Fees .................................    4
 Policy Loans .....................................    5
The Company, the Separate Account and the
 General Account ..................................    6
 The Company ......................................    6
 The Separate Account .............................    6
 The General Account ..............................    6
Death Benefit Options .............................    7
Premiums ..........................................    7
The Fixed Account .................................    8
The Funds .........................................    8
Mixed and Shared Funding ..........................   10
Premium Payments ..................................   11
Accumulation Unit .................................   11
Policy Values .....................................   12
Transfers Among the Funding Options ...............   12
Telephone Transfers ...............................   13
Limits on Frequent Transfers ......................   13
Automated Transfers (Dollar Cost Averaging) .......   14
Maturity Value ....................................   14
Cash Surrender Value ..............................   14
Charges and Deductions ............................   14
 Premium Charge ...................................   14
 Insurance and Administrative Charges .............   14
 Charges Assessed Against the Underlying
  Funds ...........................................   17
 Surrender Charges ................................   18
Policy Surrender ..................................   20
 Full Surrenders ..................................   20
 Partial Surrenders ...............................   20
Policy Lapse ......................................   21
Reinstatement of a Lapsed Policy ..................   22
Policy Loans ......................................   22
Policy Changes ....................................   23
Right to Examine the Policy .......................   23
Exchanging Your Policy ............................   24
Payment of Death Benefit ..........................   24

                                                     Page
Policy Settlement .................................   24
 Settlement Options ...............................   25
 Calculation of Settlement Payments
 on a Variable Basis ..............................   26
Directors and Officers ............................   27
Reports to Policy Owners ..........................   30
Right to Instruct Voting of Fund Shares ...........   30
 Disregard of Voting Instructions .................   30
State Regulation ..................................   31
Legal Matters and Proceedings .....................   31
Additional Information ............................   31
 The Registration Statement .......................   31
 Distribution of the Policies .....................   31
 Records and Accounts .............................   32
 Independent Auditors .............................   32
Tax Matters .......................................   32
 General ..........................................   32
 Federal Tax Status of the Company ................   32
 Life Insurance Qualification .....................   33
 General Rules ....................................   33
 Modified Endowment Contracts .....................   34
 Diversification Standards ........................   34
 Investor Control .................................   34
 Other Tax Considerations .........................   35
 Withholding ......................................   35
Miscellaneous Policy Provisions ...................   36
 The Policy .......................................   36
 Payment of Benefits ..............................   36
 Age and Sex ......................................   36
 Incontestability .................................   36
 Suicide ..........................................   36
 Protection of Proceeds ...........................   37
 Non-Participation ................................   37
 Coverage Beyond Maturity .........................   37
Appendix A--Illustrations of Death Benefit,
 Total Account Values and Cash Surrender
 Values for AetnaVest Policies ....................   38
Appendix B--Illustrations of Death Benefit,
 Total Account Values, and Cash Surrender
 Values for AetnaVest II Policies .................   43
Financial Statements of the Separate Account ......  S-1
Financial Statements of the Company ...............  F-1


     This Prospectus does not constitute an offer in any jurisdiction where prohibited. No dealer, salesman or other person is authorized to give any information or make any representation in connection with this offering other than those contained in this Prospectus, or other sales material authorized by the Company and if given or made, such other information or representations must not be relied upon.

     The purpose of the policy is to provide insurance protection. Life insurance is a long-term investment. Owners should consider their need for insurance coverage and the policy's long-term investment potential. We do not claim that the policy is in any way similar or comparable to an investment in a mutual fund.

POLICY SUMMARY

     This section is an overview of key Policy features for AetnaVest and AetnaVest II. (Regulations in your state may vary the provisions of your own Policy.) Your Policy is a flexible premium variable life insurance policy, under which flexible premium payments are permitted and the death benefit and policy values may vary with the investment performance of the funding option(s) selected. Its value may change on a:

     1) fixed basis;

     2) variable basis; or a

     3) combination of both fixed and variable basis.

     Review your personal financial objectives and discuss them with a qualified financial counselor before you buy a variable life insurance policy. This Policy may, or may not, be appropriate for your individual financial goals. The value of the Policy and, under one option, the death benefit amount depend on the investment results of the funding options you select.

     At all times, your Policy must qualify as life insurance under the Internal Revenue Code of 1986 ("Code") to receive favorable tax treatment under Federal law. If these requirements are met, you may benefit from favorable federal tax treatment. The Company reserves the right to return your premium payment if it results in your Policy's failing to meet federal tax law requirements.

Replacements

     It may not be advantageous to replace existing insurance or supplement an existing flexible premium variable life insurance policy with this Policy. This Prospectus and the prospectuses of the Funds should be read carefully to understand the Policy being offered.

Initial Choices to be Made

     The policy owner (the "Owner" or "you") is the person named in the policy specifications who has all of the Policy ownership rights. If no Owner is named, the Insured (the person whose life is insured under the Policy) will be the Owner of the Policy. You, as the Owner, have three important choices to make when the Policy is first purchased. You need to choose:

     1) either the level or varying death benefit option;

     2) the amount of premium you want to pay;

     3) the amount of your net premium payment to be placed in each of the funding options you select. The net premium payment is the balance of your premium payment that remains after certain charges are deducted from it;

Level or Varying Death Benefit

     The death benefit is the amount the Company pays to the beneficiary(ies) when the Insured dies. Before we pay the beneficiary(ies), any outstanding loan account balances or outstanding amounts due are subtracted from the death benefit. We calculate the death benefit payable, as of the date the Insured died.

     If you choose the level death benefit option, the death benefit will be the greater of:

    1) the "specified amount" in effect for the Policy at the time of the Insured's death (the initial specified amount may be found on the Policy's specification page); or

    2) the applicable percentage of the "total account value" (the total of the balances in the Fixed Account and the Separate Account minus any outstanding Loan Account amounts);

     If you choose the varying death benefit option, the death benefit will be the greater of:

     1) the specified amount plus the total account value or

     2) the applicable percentage of the total account value

     See "Death Benefit Options" for more details.
     If you have borrowed against your Policy or surrendered a portion of your Policy, the Loan Account balance and any surrendered amount will reduce your initial death benefit.

     You may borrow within described limits against the Policy. You may surrender the Policy in full or withdraw part of its value. A surrender charge is applied if the Policy is surrendered totally.

Amount of Premium Payment

     When you first buy your Policy, you must decide how much premium to pay. Premium payments may be changed within the limits described in "Premium Payments." If your Policy lapses because your monthly deduction is larger than the "cash surrender value" (total account value minus the surrender charge and the amount necessary to repay any loans) you may reinstate your Policy. See "Reinstatement of Policy."

     You may use the value of the Policy to pay the premiums due and continue the Policy in force if sufficient values are available for premium payments. Be careful; if the investment options you choose do not do as well as you expect, there may not be enough value to continue the Policy in force without more premium payments. Charges against Policy values for the Cost of Insurance increase as the Insured gets older. See "Charges and Deductions."

     When you first receive your Policy you will have 10 days to look it over (more in some states). This is called the right-to-examine time period. Use this time to review your Policy and make sure it meets your needs. During this time period, your initial premium payment will be allocated to the funding options you initially select. If you then decide you do not want your policy, you will receive a refund. See "Right to Examine Policy."

Selection of Funding Vehicles

     This Prospectus focuses on the Separate Account investment information that makes up the variable part of the Policy. If you put money into the variable funding options, you take all the investment risk on that money. This means that if the funds you select go up in value, the value of your Policy, net of charges and expenses, also goes up. If those funds lose value, so does your Policy. See "The Funds."

     You must choose the sub-accounts in which you want to place each net premium payment. Each sub-account invests in shares of a certain Fund. A sub-account is not guaranteed and will increase or decrease in value according to the particular Fund's investment performance.

     You may also choose to place your net premium payment or part of it into the Fixed Account. Net premium payments put into the Fixed Account become part of the Company's General Account, do not share the investment experience of the Separate Account and have a guaranteed minimum interest rate of 4.5% per year. For additio0nal information on the Fixed Account, see "The Fixed Account."

Charges and Fees

     We deduct a premium charge from all of your premium payments. For AetnaVest, this is 2.50% (2.35% for California residents). For AetnaVest II, this is currently 3.5%, and will never exceed 6%.

     Monthly deductions are made from the total account value for administrative expenses and the Cost of Insurance along with any supplemental riders or benefits that are placed on your Policy. For AetnaVest

Policies, this administrative expense charge ranges from $0 to $5 per month. For AetnaVest II Policies, this charge is $20 during the first policy year and $5 during subsequent policy years.

     Daily deductions are subtracted from the Separate Account for mortality and expense risk. The current charge for mortality and expense risk under the AetnaVest Policies varies:

   Aetna Ascent VP, Aetna Crossroads VP and Aetna Legacy VP .........   0.55%
   Aetna Balanced VP, Inc. and Aetna Growth and Income VP ...........   0.65%
   For all other Funds available under AetnaVest Policies ...........   0.70%

     The current charge under AetnaVest II Policies is 0.70% per year of the average daily net assets of the separate account. We reserve the right to change this charge but it will never exceed 0.90% per year.

     Currently, we deduct from Variable Life Account B (the separate account) a daily administrative charge for the administration and maintenance of the Policies. This charge is at an annual rate of 0.30% of the average daily net assets of the separate account. It will never exceed 0.30% for AetnaVest and 0.50% for AetnaVest II.

     Each Fund has its own management fee charge also deducted daily. Investment results for the Funds you choose will be affected by the fund management charges and other expenses. The table in "Charges and Deductions--Charges Assessed Against the Underlying Funds" shows you the charges and other expenses currently in effect for each Fund.

     At any time, you may make transfers between funding options without charge. Within 45 days after each policy anniversary, you may also transfer to the separate account $500 or, if greater, 25% of the fixed account value. The Company may increase this limit in the future.

     If you surrender your Policy, in full or in part, within the first 10 policy years, (15 years for AetnaVest II) a surrender charge will be deducted from the amount paid to you. The initial surrender charge is based on the specified amount and depends on the Insured's age and, in most states, the sex of the Insured. This surrender charge will remain the same for policy years 1-5. For policy years 6 through 10 (6 through 15 for AetnaVest II) this charge reduces on a monthly basis to zero.

     For partial surrenders, the surrender charge is imposed in proportion to the total of the account value less full surrender charges. A charge of the lesser of $25 or 2% of the net surrender payment will be made against the total account value.

     If you surrender your Policy within the first 10 years (15 years for AetnaVest II) after an increase in the specified amount, a surrender charge will also be imposed which will be 70% of what the surrender charge would be on a new policy with that specified amount. This charge will also apply for the same time frame as stated previously. If the specified amount is decreased within the first 10 policy years (15 years for AetnaVest II), the surrender charge will remain the same. See "Charges and Deductions--Surrender Charges."

Policy Loans

     If you decide to borrow against your Policy, interest will be charged to the loan account. Currently, the interest rate on loans accrues at an annual rate of 8%.

     There are two types of policy loans: nonpreferred (those taken within the first ten policy years); and preferred (those taken in the eleventh policy year and beyond).

     Annual interest will be credited on the loan account value at the same rate interest is charged, for preferred loans, and at 4.5% per year (6% in New
York) for nonpreferred loans. See "Policy Loans."

THE COMPANY, THE SEPARATE ACCOUNT, AND THE GENERAL ACCOUNT

The Company

     Aetna Life Insurance and Annuity Company is a stock life insurance company organized under the insurance laws of the State of Connecticut in 1976. Through a merger, it succeeded to the business of Aetna Variable Annuity Life Insurance Company (formerly Participating Annuity Life Insurance Company organized in
1954). The Company is engaged in the business of issuing life insurance policies and variable annuity contracts. The Company is an indirect wholly owned subsidiary of Aetna Inc., a publicly traded healthcare and financial services company, whose principal offices are at the same location as the Company's Home Office.

     The Company serves as the principal underwriter for the securities offered hereunder and also acts as the principal underwriter for Variable Life Account C and Variable Annuity Accounts B, C and G (separate accounts of the Company registered as unit investment trusts), and Variable Annuity Account I (a separate account of Aetna Insurance Company of America, registered as a unit investment trust). Additionally, the Company is registered as an investment adviser under the Investment Advisers Act of 1940, and as such, is the investment adviser for Portfolio Partners, Inc. The Company is also the depositor of Variable Life Accounts B and C and Variable Annuity Accounts B, C and G.

     The Lincoln National Life Insurance Company ("Lincoln") and its affiliates perform certain administrative functions relating to the Policies, and maintain books and records necessary to operate and administer the Policies.

The Separate Account

     Variable Life Account B is the separate account that supports the variable options. If you allocate any of your total account value to the variable options, that value is invested in the separate account. The separate account purchases shares of the Funds to fund the benefits provided by the Policies. We describe the currently available Funds, their investment objectives, and their investment advisers in this Prospectus. Each Fund also has a prospectus, which contains complete descriptions of the Fund's investment objectives, investment restrictions and other material information relating to an investment in the Fund. Any and all Fund distributions for Fund shares held by the separate account will be reinvested in additional Fund shares at net asset value.

     We created Variable Life Account B in 1986 under Connecticut law. We hold the separate account assets to satisfy the claims of the Policy Owners to the extent that they have allocated amounts to the Separate Account. Our other creditors could reach only those separate account assets (if any) that are in excess of the amount of our reserves and liabilities under the Policies with respect to the separate account. The Company is responsible for meeting all obligations to Owners under the Policies.

     The separate account is registered with the Commission as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of separate account under the federal securities laws. The registration of the separate account involves no approval or disapproval by the Commission of the separate account or the Company's management or investment practices or policies. The Company does not guarantee the separate account's investment performance.

The General Account

     The General Account is the Company's general asset account, in which assets attributable to the non-variable portion of the Policies are held. Both the fixed account value and the loan account value are held in the General Account.

DEATH BENEFIT OPTIONS

     At the time of purchase, you must choose between the two available death benefit options. The amount payable under either option will be determined as of the date of the Insured's death.

     Option 1 generally provides a level death benefit. Under Option 1, the death benefit will be the higher of the Specified Amount (a minimum of $100,000), or the applicable percentage of the Total Account Value. The percentage is 250% through age 40 and decreases yearly to 100% at age 95.

     Option 2 provides a varying death benefit which increases or decreases over time, depending on the amount of premium paid and the investment performance of the underlying funding options selected. Under Option 2, the death benefit will be the higher of either the specified amount plus the total account value; or the applicable percentage of the total account value.

     Under both Option 1 and Option 2, the death benefit may be affected by partial surrenders. The death benefit for both options will be reduced by the amount necessary to repay any loans in full.

PREMIUMS

     At the time you purchase a Policy, you also choose the amount of premium you will pay. You may vary premium payments to some extent and still keep your Policy in force. To understand how this works, there are three terms you should be familiar with. These are: basic premium, planned premiums, and additional premiums.

     Basic premium is that premium which must be paid to assure that the Policy remains in force for at least 2 years after issue, assuming there have been no loans or surrenders. The basic premium is stated in the Policy. If basic premiums are not paid, or if there are surrenders or loans taken during the first two Policy Years, the Policy will lapse if the cash surrender value is less than the monthly deduction.

     Your basic premiums are not current if your actual premiums paid, minus loans and minus partial surrenders, are less than the basic premium (expressed as a monthly amount) times the number of months the Policy has been in force.

     After the first two Policy years, as long as the Policy's cash surrender value is greater than the monthly deduction, your Policy will not lapse.

     Planned premiums are those premiums you choose to pay on a scheduled basis. These are usually equal to or greater than the basic premium. We will bill you annually, semiannually, or quarterly, or at any other agreed-upon frequency. Pre-authorized monthly check payments may also be arranged.

     Additional premiums are any premiums you pay in addition to planned premiums.

     Payment of basic premiums, planned premiums or additional premiums in any amount will not, except as noted above, guarantee that your Policy will remain in force. Conversely, failure to pay planned premiums or additional premiums will not necessarily cause your Policy to lapse. (See "Policy Lapse." Page 21)

     You may increase your planned premium at any time by submitting a written notice to us or by paying additional premiums, except that:

   1) We may require evidence of insurability if the additional premium or the new planned premium during the current policy year would increase the difference between the death benefit and the total account value. If satisfactory evidence of insurability is requested and not provided, we will refund the increase in premium without interest and without participation of such amounts in the underlying funding options;

   2) No premiums can be accepted if they would disqualify the Policy as a "life insurance policy" under federal tax laws. In no event may the total of all premiums paid exceed the then-current maximum premium limitations established by federal law for a Policy to qualify as life insurance. (See "Tax Matters"). If, at any time, a premium is paid which would result in total premiums exceeding such maximum premium limitation, we will only accept that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of that amount will be returned or applied as otherwise agreed and no further premiums will be accepted until allowed by the then-current maximum premium limitations prescribed by law; and

   3) When there is an outstanding loan, all premiums paid in excess of the basic premium will be considered repayment of the loan account value (this is true in all states for AetnaVest Policies and in all states except Texas for AetnaVest II Policies).

     Under limited circumstances, we may backdate a Policy, upon request, by assigning an issue date earlier than the date the application is signed but no earlier than six months prior to state approval of the Policy. Backdating may be desirable, for example, so that you can purchase a particular specified amount for lower cost of insurance rates, based on a younger insurance age. For a backdated Policy, you must pay the minimum premium payable for the period between the issue date and the date the initial premium is credited to the separate account. Backdating your Policy will not affect the date on which your premium payments are credited to the separate account and your policy is credited with "accumulation units." Your Policy cannot be credited with accumulation units until your net premium is actually deposited in the separate account. (See "Policy Values.")

THE FIXED ACCOUNT

     You may allocate all or a part of your premiums to the Fixed Account, which will be credited with interest at a rate determined by us from time to time, but guaranteed to be at least 4.5% per year. The interest rate credited to each premium payment will depend on the date the payment is received at our Administrative Office.

     Credited interest rates reflect the Company's return on the Fixed Account invested assets and the amortization of any realized gains and/or losses which the Company may incur on these assets.

THE FUNDS

You may also allocate all or a portion of your premiums to the Separate Account and direct that they be invested in one or more of the subaccounts. Each subaccount invests in a specific Fund. Each of the Funds is an open-end, management investment company whose shares are available to fund the benefits provided by the Policy. Not all Funds may be available under all Policies or in all jurisdictions. In addition, the Company may add, withdraw or substitute Funds, subject to the conditions in the Policy and to compliance with regulatory requirements. Substitute funds may have higher charges than the funds being replaced. The investment results of the Funds are likely to differ significantly and there is no assurance that any of the Funds will achieve their respective investment objectives. Shares of the Funds will rise and fall in value and you could lose money by investing in the Funds. Shares of the Funds are not bank deposits and are not guaranteed, endorsed or insured by any financial institutions, the Federal Deposit Insurance Corporation or any other government agency. Unless otherwise noted, all Funds are diversified, as defined under the Investment Company Act of 1940. Refer to the Fund prospectuses for additional information. Fund prospectuses may be obtained free of charge from our Administrative Office at the address and phone number listed on the cover of this Prospectus, or by contacting the SEC Public Reference Room. Orders for the purchase of Fund shares may be subject to acceptance by the Fund. We reserve the right to reject, without prior notice, any amounts allocated to a sub-account if the sub-account investment in the corresponding Fund is not accepted by the Fund for any reason.
8

     Each fund described below is an investment vehicle for one or more insurance company separate accounts. A given fund may have a similar investment objective and principal investment strategy to those for another mutual fund managed by the same investment adviser or subadviser. However, because of timing of investments and other variables we cannot guarantee that there will be any correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.

 o Aetna Balanced VP, Inc. seeks to maximize investment return, consistent with reasonable safety of principal by investing in a diversified portfolio of one or more of the following asset classes: stocks, bonds, and cash equivalents, based on the investment adviser's judgment of which of those sectors or mix thereof offers the best investment prospects.(1)

 o Aetna Income Shares d/b/a Aetna Bond VP seeks to maximize total return, consistent with reasonable risk, through investments in a diversified portfolio consisting primarily of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.(1)

 o Aetna Variable Fund d/b/a Aetna Growth and Income VP seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stock. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.(1)

 o Aetna Variable Encore Fund d/b/a Aetna Money Market VP seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments. An investment in the fund is neither insured nor guaranteed by the U.S. Government.(1)

 o Aetna Generation Portfolios, Inc.--Aetna Ascent VP seeks to provide capital appreciation. The Portfolio is managed for investors who generally have an investment horizon exceeding 15 years and who have a high level of risk tolerance.(1)

 o Aetna Generation Portfolios, Inc.--Aetna Crossroads VP seeks to provide total return (i.e., income and capital appreciation, both realized and unrealized). The Portfolio is managed for investors who generally have an investment horizon exceeding 10 years and who have a moderate level of risk tolerance.(1)

 o Aetna Generation Portfolios, Inc.--Aetna Legacy VP seeks to provide total return consistent with preservation of capital. The Portfolio is managed for investors who generally have an investment horizon exceeding five years and who have a low level of risk tolerance.(1)

 o Aetna Variable Portfolios, Inc.--Aetna Index Plus Large Cap VP seeks to outperform the total return performance of the Standard & Poor's 500 Composite Index (S&P 500), while maintaining a market level of risk.(1)

 o Fidelity Variable Insurance Products Fund Equity-Income Portfolio seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund seeks a yield which exceeds the composite yield on the securities comprising the S&P 500.(2)

 o Fidelity Variable Insurance Products Fund II--Contrafund[RegTM] Portfolio seeks long term capital appreciation by investing primarily in common stocks of companies whose value the investment adviser believes is not fully recognized by the public.(2)(a)

 o Janus Aspen Series--Aggressive Growth Portfolio is a nondiversified portfolio that seeks long-term growth of capital. The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalizations at the time of investment fall within the range of companies in the S&P MidCap 400 Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the Index will vary, but as of December 31, 1999, they ranged from approximately $170 million to $37 billion.(3)

 o Janus Aspen Series--Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The Portfolio pursues its investment objective by normally investing 40%-60% of its assets in securities selected primarily for their growth potential and 40%-60% of its assets in securities selected primarily for their income potential. This Portfolio normally invests at least 25% of its assets in fixed-income securities.(3)

 o Janus Aspen Series--Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established issuers.(3)

 o Janus Aspen Series--Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. The Portfolio pursues its investment objective by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.(3)

 o Oppenheimer Global Securities Fund/VA seeks long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, "growth-type" companies, cyclical industries, and special situations which are considered to have appreciation possibilities.(4)

 o Oppenheimer Strategic Bond Fund/VA seeks a high level of current income principally derived from interest on debt securities and seeks to enhance such income by writing covered call options on debt securities.(4)

 o Portfolio Partners, Inc. (PPI)--MFS Capital Opportunities Portfolio (formerly known as PPI MFS Value Equity Portfolio) seeks capital appreciation.(5)(a)

 o Portfolio Partners, Inc. (PPI)--MFS Emerging Equities Portfolio seeks long-term growth of capital.(5a)

 o Portfolio Partners, Inc. (PPI)--MFS Research Growth Portfolio seeks long-term growth of capital and future income.(5)(a)

 o Portfolio Partners, Inc. (PPI)--Scudder International Growth Portfolio seeks long-term growth of capital.(5)(b)

 o Portfolio Partners, Inc. (PPI)--T. Rowe Price Growth Equity Portfolio seeks long-term capital growth, and secondarily, increasing dividend income.(5)(c)

Investment Adviser:

(1) Investment Adviser: Aeltus Investment Management, Inc.
(2) Investment Adviser: Fidelity Management & Research Company
    (a) Fidelity Management & Research (U.K.) Inc. (subadviser) Fidelity Management & Research Far East Inc. (subadviser) Fidelity Investments Japan Limited (subadviser)
(3) Investment Adviser: Janus Capital Corporation
(4) Investment Adviser: OppenheimerFunds, Inc.
(5) Investment Adviser: Aetna Life Insurance and Annuity Company
    (a) Massachusetts Financial Services Company (subadviser)
    (b) Scudder Kemper Investments, Inc. (subadviser)
    (c) T. Rowe Price Associates, Inc. (subadviser)

MIXED AND SHARED FUNDING

     Shares of the Funds are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Policies described in this Prospectus. Because Fund shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Funds simultaneously, since the interests of such Policy Owners or contractholders may differ. Although neither the Company nor the Funds currently foresees any such disadvantages either to variable life insurance or to variable annuity policyholders, each Fund's Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a Fund. This might force that Fund to sell portfolio securities at disadvantageous prices.

PREMIUM PAYMENTS

     If you make a sufficient premium payment when you apply for a Policy, and have answered favorably certain questions relating to the Insured's health, a "temporary insurance agreement" in the amount applied for (subject to stated maximums) will be provided.

     After the first premium payment, all premiums must be sent directly to our Administrative Office and will be deemed received when actually received at the Administrative Office. Your premium payments will be allocated, as you have directed, as of the valuation date on which each payment is received in the Administrative Office.

     You may reallocate your future premium payments at any time, up to four times per year, free of charge. After four times, a $10 charge is imposed on each subsequent change in order to reimburse us for costs associated with allocation changes. Any reallocation will apply to premium payments made after you have received written verification from us.

ACCUMULATION UNIT

     An "accumulation unit" is the measure of the net investment result of each variable funding option. Accumulation units are used to calculate the value of the variable portion of your Policy (prior to the election of a settlement option). Accumulation units are valued at the end of each normal business day Monday through Friday that the New York Stock Exchange is open (valuation date). A "valuation period" is the period of time from one valuation date to the next valuation date. The value of an accumulation unit for any valuation period is determined by multiplying the value of an accumulation unit for the immediately preceding value period by the net investment factor for the current period for the appropriate Fund. The net investment factor equals the net investment rate plus 1.0000000. The net investment rate is determined separately for each Fund. It is computed according to a formula that is equivalent to the following:

     (a) the net assets of the Fund held in the separate account at the end of a valuation period, minus

     (b) the net assets of the Fund held in the separate account at the beginning of that valuation period, plus or minus

     (c) taxes or provisions for taxes, if any, attributable to the operation of the separate account divided by

     (d) the value of the accumulation units held by the separate account at the beginning of the valuation period, minus

     (e) a daily charge at an annual rate not to exceed 0.90% of the value of the Fund shares held in the separate account for mortality and expense risks and no more than 0.50% (0.30% for AetnaVest) of the value of the Fund shares held in the separate account for the Company's administrative expenses attributable to Policies funded through the separate account.

     The current charge for mortality and expense risk under AetnaVest Policies is equal to annual rates as follows, applied to the average daily net assets of the Funds:

   Aetna Ascent VP, Aetna Crossroads VP and Aetna Legacy VP .........       0.55%
   Aetna Balanced VP, Inc. and Aetna Growth and Income VP ...........       0.65%
   For all other Funds available under AetnaVest Policies ...........       0.70%

     The current charge for mortality and expense risk under AetnaVest II Policies is equal to an annual rate of 0.70% of the Fund's average daily net assets.

     A daily deduction at a rate not to exceed 0.30% per year for AetnaVest, or 0.50% per year for AetnaVest II (currently 0.30% for both Policies), is also taken from the separate account value to pay for administrative expenses.

POLICY VALUES

     Once your Policy has been issued, each premium payment allocated to a variable funding option of the separate account will be credited to your Policy in the form of accumulation units of the funding option based on that funding option's accumulation unit value (AUV). Initial premium will be credited to your account at the AUV computed on the next valuation date following our acceptance of the application. Each subsequent premium received by the Company by the close of business of the New York Stock Exchange will be credited to your account at the AUV computed on the next valuation date following our receipt of your premium. The AUV may increase or decrease. The number of accumulation units credited is determined by dividing the net premium (the premium less the charge deducted from it) by the AUV next computed after we receive the premium. Shares of a Fund are purchased by the Separate Account at the net asset value next determined by the Fund following receipt of the net premium payment by the Company. Since each Fund has a unique AUV, a policy owner who has elected a combination of funding options will have accumulation units credited to each funding option.

     The value of your Policy is determined by:

   (a) multiplying the total number of accumulation units credited to the Policy for each funding option, respectively, by the appropriate current AUV; and

   (b) if you have elected a combination of funding options, totaling the resulting values for each portion of the Policy; and

   (c) adding any fixed account and/or loan account value.

     The number of accumulation units credited to a Policy will not be impacted by any subsequent change in the value of an accumulation unit. The number of units is increased by subsequent contributions to or transfers into that funding option, and decreased by charges and withdrawals from that funding option.

     Fixed Account values will reflect amounts allocated to the General Account through either payment of premiums or transfers from the separate account. There is no assurance that the separate account value of the Policy will equal or exceed the premiums paid and allocated to the separate account. You will be advised at least annually as to the number of accumulation units which remain credited to the Policy, the current accumulation unit values, and your total account value.

TRANSFERS AMONG THE FUNDING OPTIONS

     You may elect to transfer your accumulated separate account value among any of the Funds, or from any of the Funds to the Fixed Account. Within the 45 days after your Policy's anniversary, you may also transfer a portion of the fixed account value to one or more Funds. This type of transfer is allowed only once in the 45-day period and will be effective on the valuation date that your request is received in good order at our Administrative Office. The amount of such transfer cannot exceed the greater of (1) 25% of the fixed account value, or (2) $500. If the fixed account value is less than or equal to $500, you may transfer all or a portion of the fixed account value. We may increase this limit from time to time. The first four transfers in any one policy year are made free of charge. Each additional transfer will be subject to a $10 charge.

     Any transfer among the Funds or to the Fixed Account will result in the crediting and cancellation of accumulation units based on the accumulation unit values next determined after a written request is received by us at our Administrative Office, provided the request is received by the close of business of the New York Stock Exchange. We reserve the right to limit the total number of Funds you may elect to 17 over the lifetime of the Policy.

     For AetnaVest II Policies, we will waive the $10 charge if you are changing your allocation so that 100% of the existing separate account value and all future allocations are credited to the Fixed Account.

     If you contemplate the transfer of assets, you should consider the risks inherent in a shift from one funding option to another. In general, frequent transfers based on short-term expectations will tend to accentuate the danger that a transfer will be made at an inopportune time.

     Orders for the purchase of Fund shares may be subject to acceptance by the Fund. We reserve the right to reject, without prior notice, any transfer request to a subaccount if the subaccount's investment in the corresponding Fund is not accepted by the Fund for any reason.

TELEPHONE TRANSFERS

     You may request a transfer of account values either in writing or by telephone. In order to make telephone transfers, you must complete a written telephone transfer authorization form and return it to the Administrative Office. Once the form is processed, you may request a transfer by telephoning the Company at 800-334-7586. All transfers must be in accordance with the terms of the Policy.

     Transfer instructions are currently accepted on each valuation date. Once instructions have been accepted and processed, they may not be rescinded; however, new telephone instructions may be given on the following day. If the transfer instructions are not in good order, the Company will not execute the transfer and you will be notified.

     We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm that telephone instructions are genuine. Any telephone instructions which we reasonably believe to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If the Company does not use reasonable procedures, as described above, it may be liable for losses due to unauthorized instructions.

LIMITS ON FREQUENT TRANSFERS

     The Policy is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Such frequent trading can disrupt management of a Fund and raise its expenses. This in turn can have an adverse effect on Fund performance. Accordingly, organizations and individuals who use market-timing investment strategies and make frequent transfers should not purchase the Policy.

     We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market-timing organization or individual or other party authorized to give transfer instructions on behalf of multiple policy owners. Such restrictions could include:

   (1) Not accepting transfer instructions from an agent acting on behalf of more than one policy owner; and
   (2) Not accepting preauthorized transfer forms from market-timers or other entities acting on behalf of more than one policy owner at a time.

     We further reserve the right to impose, without prior notice, restrictions on any transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other policy owners.

AUTOMATED TRANSFERS (DOLLAR COST AVERAGING)

     Dollar cost averaging describes a system of investing a uniform sum of money at regular intervals over an extended period of time. Dollar cost averaging is based on the economic fact that buying a security with a constant sum of money at fixed intervals results in acquiring more of the item when prices are low and less of it when prices are high.

     You may establish automated transfers of account values from the Funds on a monthly or quarterly basis from the Aetna Money Market VP to any other investment option through written request or other method acceptable to the Company. You must have a minimum of $5,000 allocated to the Aetna Money Market VP in order to enroll in the dollar cost averaging program. The minimum automated transfer amount is $50 per month. There is currently no charge for the dollar cost averaging program. You may start or stop participation in the dollar cost averaging program at any time, but you must give the Company at least 30 days notice to change any automated transfer instructions that are currently in place. We reserve the right to suspend or modify automated transfer privileges at any time.

     Before participating in the dollar cost averaging program, you should consider the risks involved in switching between investments available under the Policy. Dollar cost averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses. Therefore, you should carefully consider market conditions and each Fund's investment policies and related risks before electing to participate in the dollar cost averaging program.

MATURITY VALUE

     The maturity value of the Policy is the total account value on the maturity date, less the amount necessary to repay any loans in full.

CASH SURRENDER VALUE

     The cash surrender value of your Policy is the amount you can receive in cash by surrendering the policy. The cash surrender value equals the total account value minus the applicable surrender charge, less the amount necessary to repay any loans in full. Your Policy's total account value is equal to the sum of the fixed account value the separate account value and loan account value.

     The cash surrender value will never be less than zero. All or a part of the cash surrender value may be applied to one or more of the settlement options.

CHARGES AND DEDUCTIONS

Premium Charge

     This deduction represents average applicable state premium taxes (ranging up to 4%) as well as administrative expenses and federal income tax liabilities. For AetnaVest Policies, a deduction of 2.50% of premiums paid (2.35% for California issues) will be made. For AetnaVest II Policies, a deduction of 3.5% (guaranteed to be no higher than 6%) will be made to cover such taxes and other expenses.

Insurance and Administrative Charges

     Deductions are made from your total account value on a periodic basis for insurance and administrative costs. The charges for insurance and administrative costs will vary from Policy to Policy. They are broken down as follows:

(a) A monthly deduction is made from the total account value. This deduction includes charges for the Cost of Insurance, for any supplemental riders or benefits, and for administrative expenses.

     The Cost of Insurance is equal to the Amount at Risk (the death benefit before deductions for loans, divided by 1.0036748, minus the total account value), multiplied by the Cost of Insurance rate which will not exceed the rate shown in the Policy. (Such rate varies according to the attained age, premium class and, in most states, sex of the Insured, and is based on the Commissioner's 1980 Standard Ordinary Mortality Tables (the "1980 CSO Tables"), nonsmoker and smoker versions.)

     Charges for any supplemental riders or benefits are described in the applicable rider or benefit policy form.

     A monthly administrative charge and a daily asset-based charge (see (c) following) are also charged. These charges are designed to recover acquisition and maintenance costs under the Policy such as policy underwriting and issue, policyholder reports and transaction handling. For AetnaVest Policies, the monthly charge decreases by attained age. At younger ages, the account value builds slowly so the daily asset-based charge is small. In those years, the monthly charge must be larger to cover the Company's expenses. As the total account value grows, the asset-based daily charge can cover the Company's expenses without as high a monthly expense charge. The monthly charge varies for AetnaVest Policies according to the table below:

                                    AETNAVEST
                             ADMINISTRATIVE EXPENSES

                                                  Specified Amount
                                             -------------------------
                                 Attained     $100,000-     $1,000,000
                                   Age         999,999        & Over
                                ----------    --------      ----------
                                 Up to 29       $  5.00       $  3.00
                                  30-39            4.00          2.00
                                  40-49            3.00          1.00
                                  50-59            2.00          0.00
                                  60-69            1.00          0.00
                                70 & Over          0.00          0.00

     For AetnaVest II Policies, the monthly charge for administrative expenses in the first Policy Year is $20 and in all subsequent Policy Years, the monthly charge is $5. The monthly administrative charge and the asset-based administrative charge work together to cover the Company's acquisition and maintenance costs. In later years of the Policy, revenue collected from the daily asset-based charge grows with the total account value to cover increased expenses from account-based transactional expenses. The administrative charges will not exceed our costs.

     The monthly deduction is taken proportionately from each funding option, if more than one is used. This is accomplished by canceling accumulation units and withdrawing the value of the canceled accumulation units from each funding option in the same proportion as their respective values have to your fixed account and separate account values. The monthly deduction is made at the same time each month, beginning with the issue date.

(b) A daily deduction at a rate not to exceed 0.90% per year is taken only from the separate account value for mortality and expense risks. This deduction is currently set at the following amounts:

   1) AetnaVest Policies:
   Aetna Ascent VP, Aetna Crossroads VP and Aetna Legacy VP .........   0.55%
   Aetna Balanced VP, Inc. and Aetna Growth and Income VP ...........   0.65%
   For all other Funds available under AetnaVest ....................   0.70%
   2) For all Funds available under AetnaVest II ....................   0.70%

This charge may be increased or decreased to reflect our expectations of future mortality and expense experience.

(c) A daily deduction at a rate not to exceed 0.30% per year for AetnaVest, or 0.50% per year for AetnaVest II (currently 0.30% for both Policies), is also taken from the separate account value to pay for administrative expenses as described under (a) above.

Once a Policy is issued, monthly deductions, including Cost of Insurance charges, will be taken from your Policy values as of the issue date, even if the issue date is earlier than the date the application is signed (See "Premiums"). If the Policy's issuance is delayed due to underwriting requirements, the charges will not be assessed until the underwriting is complete and the application for the policy is approved. Cost of Insurance charges will be in amounts based on the specified amount of the Policy issued, even if the temporary insurance coverage received during the underwriting period is for a lesser amount. If we decline an application, we will refund the full premium payment made.

Charges Assessed Against the Underlying Funds

     The following table illustrates the investment advisory fees, other expenses and total expenses paid by each of the Funds as a percentage of average net assets based on figures for the year ended December 31, 1999 unless otherwise indicated:

                                                                             Total Fund                       Net Fund
                                                                               Annual                      Annual Expenses
                                                  Investment              Expenses Without      Total           After
                                                   Advisory      Other       Waivers or      Waivers and     Waivers or
                    Fund Name                       Fees(1)    Expenses      Reductions       Reductions     Reductions
------------------------------------------------ ------------ ---------- ------------------ ------------- ----------------
Aetna Ascent VP(2)                                   0.60%       0.14%          0.74%            0.00%          0.74%
Aetna Balanced VP, Inc.                              0.50%       0.09%          0.59%              --           0.59%
Aetna Bond VP                                        0.40%       0.09%          0.49%              --           0.49%
Aetna Crossroads VP(2)                               0.60%       0.14%          0.74%            0.04%          0.70%
Aetna Growth and Income VP                           0.50%       0.08%          0.58%              --           0.58%
Aetna Index Plus Large Cap VP(2)                     0.35%       0.10%          0.45%            0.00%          0.45%
Aetna Legacy VP(2)                                   0.60%       0.15%          0.75%            0.10%          0.65%
Aetna Money Market VP                                0.25%       0.09%          0.34%              --           0.34%
Fidelity VIP Equity-Income Portfolio(3)              0.48%       0.09%          0.57%              --           0.57%
Fidelity VIP II Contrafund[RegTM] Portfolio(3)       0.58%       0.09%          0.67%              --           0.67%
Janus Aspen Aggressive Growth Portfolio(4)           0.65%       0.02%          0.67%            0.00%          0.67%
Janus Aspen Balanced Portfolio(4)                    0.65%       0.02%          0.67%            0.00%          0.67%
Janus Aspen Growth Portfolio(4)                      0.65%       0.02%          0.67%            0.00%          0.67%
Janus Aspen Worldwide Growth Portfolio(4)            0.65%       0.05%          0.70%            0.00%          0.70%
Oppenheimer Global Securities Fund/VA                0.67%       0.02%          0.69%              --           0.69%
Oppenheimer Strategic Bond Fund/VA                   0.74%       0.04%          0.78%              --           0.78%
PPI MFS Capital Opportunities Portfolio(5)           0.65%       0.25%          0.90%            0.00%          0.90%
PPI MFS Emerging Equities Portfolio(5)               0.67%       0.13%          0.80%            0.00%          0.80%
PPI MFS Research Growth Portfolio(5)                 0.70%       0.15%          0.85%            0.00%          0.85%
PPI Scudder International Growth Portfolio(5)        0.80%       0.20%          1.00%            0.00%          1.00%
PPI T. Rowe Price Growth Equity Portfolio(5)         0.60%       0.15%          0.75%            0.00%          0.75%

(1) Certain of the fund advisers reimburse the company for administrative costs incurred in connection with administering the funds as variable funding options under the contract. These reimbursements are generally paid out of the Investment Advisory Fees and are not charged to investors.

(2) The investment adviser is contractually obligated through December 31, 2000 to waive all or a portion of its investment advisory fee and/or its administrative services fee and/or to reimburse a portion of other expenses in order to ensure that the fund's "Total Fund Annual Expenses Without Waivers or Reductions" do not exceed the percentage reflected under "Net Fund Annual Expenses After Waivers or Reductions."

(3) A portion of the brokerage commissions that certain funds pay was used to reduce fund expenses. In addition, through arrangements with certain funds', or the investment adviser on behalf of certain funds', custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's expenses. These credits are not included under Total Waivers and Reductions. If these credits had been included, the amounts shown under Net Fund Annual Expenses After Waivers or Reductions presented in the table would have been 0.56% for Fidelity VIP Equity-Income Portfolio and 0.65% for Fidelity VIP II Contrafund[RegTM] Portfolio.

(4) Expenses are based upon expenses for the fiscal year ended December 31, 1999, restated to reflect a reduction in the management fee for Aggressive Growth, Balanced, Growth and Worldwide Growth Portfolios. All expenses are shown without the effect of expense offset arrangements.

(5) The investment adviser has agreed to reimburse the portfolios for expenses and/or waive its fees, so that, through at least April 30, 2001, the aggregate of each portfolio's expenses will not exceed the combined investment advisory fees and other expenses shown under the Net Fund Annual Expenses After Waivers or Reductions column above.

For further details on each Fund's expenses please refer to that Fund's prospectus.

Surrender Charges

     The surrender charge is the amount retained by the Company upon the full or partial surrender of the Policy. There will be a surrender charge if you surrender your Policy (in whole or in part) before the end of ten years for AetnaVest Policies and fifteen years for AetnaVest II Policies, from either the Policy issue date or from the effective date of an increase in the specified amount under the Policy. The surrender charge is imposed partially as a deferred sales charge, and also to enable the Company to recover certain administrative costs.

     The initial surrender charge is based on the specified amount. It also depends on the Insured's issue age and, in most states, sex.

     The dollar amount of the surrender charge will remain the same for five years following the issue date. Thereafter, the charge will decline monthly for the next five years (ten for AetnaVest II) so that, ten years after the issue date for AetnaVest Policies and fifteen years after the issue date for AetnaVest II Policies (assuming no increases in the specified amount), the surrender charge will be zero.

     If you decrease the specified amount while the surrender charge applies, the surrender charge will remain the same.

     If you increase the specified amount (which you can do at any time after the first policy year subject to satisfactory evidence of the Insured's insurability), a new surrender charge will be applicable, in addition to the then-existing surrender charge. This charge will be determined based on the Insured's attained age, sex, and underwriting status at the issue date (except for AetnaVest II Policies issued in Massachusetts and Montana where this charge will not be determined based on sex). The surrender charge applicable to the increase will be 70% of the surrender charge on a new policy whose specified amount equals the amount of the increase, and will cover administrative expenses. The additional surrender charge will also remain constant for five years from the start of the policy year in which the increase occurs, and will decrease to zero at the end of ten years for AetnaVest Policies and fifteen years for AetnaVest II Policies. See the examples in the boxes below.

     The maximum portion of the surrender charge which is to be applied to reimburse the Company for sales and promotional expenses will be 30% of the first year's basic premium (if you surrender in full during that year). Full surrenders after the first year will result in the imposition of the same dollar surrender charge for the initial five years and, therefore, the sales expense portion of the surrender charge (expressed as a percentage of basic premiums paid) will decline after the first policy year.

              AETNAVEST POLICIES: EXAMPLE OF IMPACT OF INCREASE IN
                   SPECIFIED AMOUNT ON THE SURRENDER CHARGE

     This example assumes that you bought a Policy with an initial specified amount of $100,000 that had a surrender charge at the time of issue equal to $890. The example illustrates the impact of an increase in your specified amount by $50,000 at the beginning of the third policy year. For any given year, your surrender charge will be less than it would have been for someone who simply purchased a brand new Policy with a specified amount of $150,000.

     As noted above, for original specified amounts, the surrender charge is the same for the first five Policy Years, and thereafter declines monthly until it is $0 at the end of the tenth Policy Year. For any increase in specified amount, the increase in surrender charge applies for five years from the date of increase, and declines monthly thereafter until it is $0 at the end of the tenth year following increase.

                                              Additional
                        Original          Surrender Charge --
                  Surrender Charge --         Increase in
                   Initial Specified       Specified Amount         Total
 Beginning of            Amount            at the beginning       Surrender
 Policy Year:         of $100,000          of Policy Year 3        Charges
----------------------------------------------------------------------------
       1               $  890.00                     --          $  890.00
       2                  890.00                     --             890.00
       3                  890.00              $  489.50           1,379.50
       4                  890.00                 489.50           1,379.50
       5                  890.00                 489.50           1,379.50
       6                  890.00                 489.50           1,379.50
       7                  712.00                 489.50           1,201.50
       8                  534.00                 489.50           1,023.50
       9                  356.00                 391.60             747.60
      10                  178.00                 293.70             471.70
      11                       0                 195.80             195.80
      12                       0                  97.90              97.90
      13                       0                      0                  0

            AETNAVEST II POLICIES: EXAMPLE OF IMPACT OF INCREASE IN
                   SPECIFIED AMOUNT ON THE SURRENDER CHARGE

     This example assumes that you bought a Policy with an initial specified amount of $100,000 that had a surrender charge at the time of issue equal to $890. The example illustrates the impact of an increase in your specified amount by $50,000 at the beginning of the third policy year. For any given year, your surrender charge will be less than it would have been for someone who simply purchased a brand new policy with a specified amount of $150,000.

     As noted above, for original specified amounts, the surrender charge is the same for the first five Policy Years, and thereafter declines monthly until it is $0 at the end of the fifteenth policy year. For any increase in specified amount, the increase in surrender charge applies for five years from the date of increase, and declines monthly thereafter until it is $0 at the end of the fifteenth year following increase.

                                              Additional
                        Original          Surrender Charge --
                  Surrender Charge --         Increase in
                   Initial Specified       Specified Amount         Total
 Beginning of            Amount            at the beginning       Surrender
 Policy Year:         of $100,000          of Policy Year 3        Charges
----------------------------------------------------------------------------
       1               $  890.00                     --          $  890.00
       2                  890.00                     --             890.00
       3                  890.00              $  489.50           1,379.50
       4                  890.00                 489.50           1,379.50
       5                  890.00                 489.50           1,379.50
       6                  890.00                 489.50           1,379.50
       7                  801.00                 489.50           1,290.50
       8                  712.00                 489.50           1,201.50
       9                  623.00                 440.55           1,063.55
      10                  534.00                 391.60             925.60
      11                  445.00                 342.65             787.65
      12                  356.00                 293.70             649.70
      13                  267.00                 244.75             511.75
      14                  178.00                 195.80             373.80
      15                   89.00                 146.85             235.85
      16                       0                  97.90              97.90
      17                       0                  48.95              48.95
      18                       0                      0                  0

     The Company may offer the Policy in a group arrangement in connection with a multiple employer trust plan under which a trustee, employer or employers, or other similar entity purchases a Policy which covers a group of individuals on a group basis. Certificates replicating all the provisions of a Policy are issued to individual employees. In such arrangements, an employer may permit group solicitation of its employees for the purchase of Policies on either a group or individual basis.

     The Company may reduce the surrender charge, the monthly deduction, or both, in connection with Policies issued under such arrangements. Generally, sales and administrative costs per Policy vary with the size of the group or sponsored arrangement, its stability as indicated by its term of existence and certain characteristics of its members, the purposes for which Policies are purchased, and other factors. The amount of reductions will be considered on a case-by-case basis and will reflect the reduced sales effort and administrative costs expected as a result of sales to a particular group or sponsored arrangement.

     Based on its actuarial determination, the Company does not anticipate that the surrender charge will cover all sales and administrative expenses which the Company will incur in connection with the Policy. Any such shortfall, including but not limited to, payment of sales and distribution expenses, would be charged to and paid by the Company.

POLICY SURRENDER

Full Surrenders

     When you surrender your Policy for the full cash surrender value, all applicable surrender charges are imposed.

Partial Surrenders

     When you surrender part of your Policy, we will apply the same proportion of the total applicable surrender charges as the amount to be paid on surrender bears to the total cash surrender value. Once you have made a partial surrender, or surrenders, future applicable surrender charges will be reduced proportionately. In addition, under Option 1, the specified amount will be reduced by the amount surrendered.

   Other rules apply to partial surrenders:

   1) No partial surrender can be made until one year after the issue date;

   2) The amount paid to you on a partial surrender must be at least $500;

   3) If a partial surrender is made, there will be a transaction charge, made against the total account value, of $25 or 2% of the amount of the net surrender payment, whichever is less;

   4) If, at the time of a partial surrender, your total account value is attributable to more than one funding option, both the surrender charge and the amount paid to you upon the surrender will be taken proportionately from the values accumulated in each funding option. You cannot select the funding option to be used in the surrender;

   5) A partial surrender will not be allowed if it would cause the specified amount to drop below the minimum allowable specified amount; and

   6) Partial surrenders may only be made prior to election of a settlement option.

     As mentioned previously, a partial surrender will also reduce the death benefit (and the specified amount, if Option 1 is in effect), by the amount of the reduction in your total account value resulting from the surrender. If the specified amount is reduced, the most recent increase in coverage is reduced first, then the next most recent coverage, and so forth.

     If the death benefit on an Option 1 Policy is calculated as a percentage of the total account value rather than as the specified amount, a partial surrender will reduce the specified amount only if the partial surrender decreases the difference between the death benefit and the total account value. A partial surrender will not reduce the specified amount of an Option 2 Policy.

     Payment of any amount due from separate account values on a full or partial surrender will be made within seven calendar days after your written surrender request is received at our Administrative Office, except that payment may be postponed when the New York Stock Exchange has been closed and for such other periods as the Commission may require. Payment of values from the fixed account value may be deferred for up to six months, except when used to pay premiums to the Company.

     If you surrender your Policy, in whole or in part, there may be tax implications. (See "Tax Matters.")

POLICY LAPSE

     A lapse occurs if your monthly deduction is greater than the cash surrender value and no payment to cover the deduction is made within 61 days of our notifying you. This may happen after the first two policy years, or during the first two policy years if your basic premiums are not current.

     If the cash surrender value of the Policy is insufficient to cover the monthly deduction on the appropriate date, your insurance coverage will terminate at the end of a 61-day grace period. The grace period begins with the mailing of a notice to you, once we discover the insufficiency. We will require the payment of the amount necessary to keep this Policy in force for the current month, plus two additional months. During the grace period, a Policy has no cash surrender value, so that if the Policy is terminated at the end of the grace period, no money will be paid to you.

     If your policy's cash surrender value is insufficient to cover the monthly deduction on the appropriate date, an amount equal to the monthly deduction will be removed from the total account value and will not participate in investment performance. If a premium payment is subsequently made and the cash surrender value exceeds the amount of the monthly deduction, or, within the first two years the basic premiums are paid, the amount removed will be returned to the total account value and will resume participation in investment performance.

REINSTATEMENT OF LAPSED POLICY

     We will consider reinstatement within five years after the date of termination (provided it is before the maturity date). We will require satisfactory evidence of insurability. Regardless of when the Policy lapses, the original and any additional tables of surrender charges that were issued on this Policy will apply upon reinstatement. The loan account value will be reinstated. All values will be reinstated as of the date of the Policy's termination.

     Under AetnaVest II Policies issued in most states, if the Policy lapses during the first two policy years, the payment required at reinstatement will equal the sum of basic premiums for each monthly deduction day to date, less premiums previously paid. If the Policy lapses after the first two policy years, you must make a premium payment that will cause the surrender value upon reinstatement to equal three times the next monthly deduction.

     For AetnaVest Policies, upon reinstatement, no surrender charge deduction will apply to coverage which was in force for two or more years (one or more years for multiple employer trust policies) prior to the date of termination. For terminated coverage which was in force less than two years, future surrender charges will not be reduced from the original schedule. If you request reinstatement during the first two policy years, the premium required at reinstatement will be the lesser of (a) a premium sufficient to pay for three monthly deductions plus any applicable surrender charge; or (b) overdue basic premiums.

POLICY LOANS

     If you purchase an AetnaVest Policy you may borrow against your Policy after the end of the second policy year (in California and Texas, after the end of the first policy year). AetnaVest II Policy Owners may borrow against their Policy beginning in the first policy year. For all Policies, loans must be taken before the election of a settlement option.

     The most you can borrow is 90% (100% for AetnaVest II policies issued in Texas) of the fixed account and separate account values less the surrender charge applicable at the time of the loan. Interest on the loan, including preferred loans, will accrue at 8% per year, payable once a year at each anniversary of the loan. Any interest not paid when due becomes part of the loan and bears interest.

     The amount you receive as a result of the loan will, together with any accrued but not paid interest, constitute the loan account value. Repayments on the loan will be allocated among the funding options in the same proportion the loan was taken from the funding options. The loan account value will be reduced by the amount of any loan repayment. The amount necessary to repay all loans in full is the loan account value plus any accrued interest.

     The loan account value is credited with the amount of any loans you make on your Policy, as collateral. The loan account value is credited with interest at a rate of at least 4.5% per year (6% in New York). Such credited interest is transferred out of the loan account value monthly and reallocated proportionately to the applicable funding options.

     Beginning in the eleventh policy year, up to 10% of the maximum loan amount available, at the beginning of a policy year, can be taken as a preferred loan during that policy year. Amounts borrowed in excess of the maximum loan amount available for a preferred loan will not be considered a preferred loan. The portion of the loan account value equal to the preferred loan will be credited at the policy loan interest rate of 8% per year. The portion of the loan account value not considered a preferred loan will be credited interest at 4.5% per year (6% in New York). The preferred loan feature is only available in approving states as stated in your Policy.

     If you are using more than one underlying funding option, the amount of the loan will be withdrawn in proportion to the value held in each funding option. You cannot select the funding option to be used for the loan.

POLICY CHANGES

     You may make changes to your Policy, as described below, by submitting a written request to our Administrative Office in a form satisfactory to us.

     Beginning one year after the issue date, you may increase or decrease the specified amount of your Policy as follows:

   1) For an increase, we will require satisfactory evidence of insurability unless there is no increase in the amount at risk;

   2) The cash surrender value at the time of an increase must be at least three times the sum of (a) the most recent monthly deduction from total account value and (b) the amount of the increase, divided by 1000, times the applicable Cost of Insurance Rate;

   3) An increase in the specified amount will increase the surrender charge unless there is no increase in the amount at risk;

   4) Increases are limited to four times the original specified amount;

   5) Decreases in the specified amount will not decrease the surrender charge or your basic premium. Decreases during the second year after the issue date will usually not enable you to reduce your planned premium below the basic premium without lapsing the Policy;

   6) No decrease may reduce the specified amount to less than the then-current minimum for this type of Policy;

   7) The decrease will be applied first to the most recent coverage under the Policy, then to the next most recent, and so forth.

     You can also change from one death benefit option to the other.

     The specified amount will be changed when a change in death benefit option is made. If the change is from Option 1 to Option 2, the new specified amount will equal the amount at risk as of the date of the change. If the change is from Option 2 to Option 1, the new specified amount will equal the death benefit as of the date of the change.

     A change in death benefit option will not be allowed if the new specified amount would be less than the then-current minimum. We may require satisfactory evidence of insurability before allowing the change. There will be no change in the surrender charge (either increase or decrease) at the time of a change in death benefit option.

RIGHT TO EXAMINE THE POLICY

     The Policy has a specific period during which you may examine the Policy. If for any reason you are dissatisfied, it may be returned to our Administrative Office for a refund. It must be returned within ten days (state variations may apply) after you receive the Policy and the written notice of withdrawal right, or within 45 days after you sign the application for the Policy, whichever occurs latest.

     If you return (cancel) the Policy, we will pay a refund of:

   1) the difference between payments made and amounts allocated to the separate account,

   2) the value of the amount allocated to the separate account as of the date the returned Policy is received by us, and

   3) any fees imposed on the amounts allocated to the separate account.

     If state law does not permit such a refund, then the refund will equal premiums paid, without interest. Refunds will usually occur within seven days of notice of cancellation, although a refund of premiums paid by check may be delayed until the check clears your bank.

EXCHANGING YOUR POLICY

     You may exchange the AetnaVest Policy for a period of two years after the issue date for a new adjustable premium policy issued by the Company, under which policy values and benefits do not vary with the investment performance of a separate account. The new policy will have the same issue date as the old Policy, and no evidence of insurability will be required. Since your total account value will be transferred from the old Policy to the new policy in its entirety, the cash surrender value under the new policy cannot exceed the cash surrender value under the old Policy at the time of exchange. We have the right to adjust the cash surrender value under the new policy to make sure this is the case. You have the right to select whether the new policy has the same death benefit or net amount at risk as the old Policy. There may be a charge due to the Company, or a refund due to you, equal to the difference in cash value between the old Policy and the new policy.

     For AetnaVest II Policies you may simply transfer the entire separate account value of your Policy to the Fixed Account. No charge will be made for any such transfer.

PAYMENT OF DEATH BENEFIT

     The death benefit is the amount payable to the beneficiary upon the death of the Insured. Any outstanding loan amounts or overdue deductions are withheld from the death benefit prior to payment.

     The death benefit under the Policy will be paid in a lump sum within seven days after we receive due proof of death (a certified copy of the death certificate) at our Administrative Office, unless you or the beneficiary have elected that it be paid under one or more of the settlement options described below.

     Payment of the death benefit may be delayed if the Policy is being contested. While the Insured is living, you may elect a settlement option for the beneficiary and deem it irrevocable. You may revoke or change a prior election. The beneficiary may make or change an election within 90 days of the death of the Insured, unless you have made an irrevocable election. A beneficiary who has elected Settlement Option 1 may elect another option within two years after the insured's death.

     All or a part of the proceeds of the death benefit may be applied under one or more of the following settlement options, or such options as we may choose to make available in the future.

     If the Policy is assigned as collateral security, we will pay any amount due the assignee in one lump sum. Any excess death benefit proceeds due will be paid as elected.

POLICY SETTLEMENT

     There are several ways in which a beneficiary may receive annuity payments due from a death benefit, or which the Insured may choose to receive annuity payments from the cash surrender value of the Policy.

     Proceeds in the form of settlement options are payable by the Company upon the Insured's death; upon maturity of the Policy; or upon election of one of the following settlement options or any we make available (after any applicable surrender charges have been deducted).

     A written request is required to elect, change, or revoke a settlement option. This request will take effect upon receipt or recording of the written request, in good order, at our Administrative Office.

     The first variable settlement option payment will be as of the tenth valuation period following the receipt of the properly completed election form.

Settlement Options

     Options 2, 3 and 4 are in the form of an annuity, which is a series of payments for life or a definite period. An "annuitant" is the person or persons on whose life annuity payments are based and who may be entitled to receive such payment.

     Option 1--Payment of interest on the sum left with us;

     Option 2--Payments for a stated number of years, at least three but no more than thirty;

     Option 3--Payments for the lifetime of the annuitant. If also chosen, we will guarantee payments for 60, 120, 180 or 240 months;

     Option 4--Payments during the joint lifetimes of two annuitants. At the death of either, payments will continue to the survivor. When this option is chosen, a choice must be made of:

     (a) 100% of the payment to continue to the survivor;

     (b) 66% of the payment to continue to the survivor;

     (c) 50% of the payment to continue to the survivor;

     (d) Payments for a minimum of 120 months, with 100% of the payment to continue to the survivor;

     (e) 100% of the payment to continue to the survivor if the survivor is the annuitant, and 50% of the payment to continue to the survivor if the survivor is the second annuitant.

     In most states, no election may be made that would result in a first payment of less than $25 or that would result in total yearly payments of less than $120. If the value of the Policy is insufficient to elect an option for the minimum amount specified, a lump-sum payment must be elected.

     Proceeds applied under Option 1 will be held by us in our General Account. Proceeds in the General Account will be used to make payments on a fixed dollar basis. We will add interest to such proceeds at an annual rate of not less than 3.5%. We may add interest daily at any higher rate.

     Under Option 1, the annuitant may later tell the Company to (a) pay to him or her a portion or all of the sum held by the Company; or (b) apply a portion or all of the sum held by the Company to another settlement option.

     Proceeds applied under Options 2, 3 and 4 will be held (a) in the General Account; or (b) in the Company's Variable Annuity Account B, invested in one or more of the available investment options; or (c) a mix of (a) and (b). Proceeds in Variable Annuity Account B will be used to make payments on a variable basis.

     If payments are to be funded on a variable basis, the first and subsequent payments will vary depending on the Assumed Net Investment Rate. This rate will be 3.5% per annum, unless a 5% annual rate is chosen. The Assumed Net Investment Rate is chosen by the payee.

     Selection of a 5% rate causes a higher first payment, but subsequent payments will increase only to the extent the actual net investment rate exceeds 5% on an annualized basis, and they will decline if the rate is less than 5%. Use of the 3.5% Assumed Net Investment Rate causes a lower first payment, but subsequent payments will increase more rapidly or decline more slowly as changes occur in the actual net investment rate. The investment performance of the underlying funding option(s) must equal such assumed rate, plus enough to cover the mortality and expense risk and administrative fee charges, if future payments on a variable basis are to remain level.

     If payments on a variable basis are not to decrease, gross return on the assets of the underlying funding option must be:

   (a) 4.75% on an annual basis, plus an annual return of up to .25% needed to offset the administrative charge in effect at the time settlement option payments start, if an Assumed Net Investment Rate of 3.5% is chosen; or

   (b) 6.25% on an annual basis, plus an annual return of up to .25% needed to offset the administrative charge in effect at the time settlement option payments start, if an Assumed Net Investment Rate of 5% is chosen.

     Option 2, 3, or 4 may be chosen on a fixed dollar basis. However, if the guaranteed payments are less than the payments which would be made from the purchase of the Company's current single premium immediate annuity, the larger payment will be made instead.

     As to funds held under Option 1, the annuitant may elect to make a withdrawal or to change options. Under Option 2, if payments are made on a variable basis, the current value may be withdrawn at any time. Amounts held in the Fixed Account may not be withdrawn under Option 2. No withdrawals or changes of option may be made under Options 3 and 4.

     When an annuitant dies while receiving payments under Option 2, 3 or 4, the present value of any remaining guaranteed payments will either be paid in one sum to the beneficiary, or upon election by the beneficiary, any remaining guaranteed payments will continue to the beneficiary. If no beneficiary exists, the present value of any remaining guaranteed payments will be paid in one sum to the annuitant's estate. If the annuitant dies while receiving payments under Option 1, the current value of the Option will be paid in one sum to the beneficiary, or to the annuitant's estate.

     If a beneficiary dies (and there is no contingent beneficiary), while receiving payments, the current value of the account (Option 1), or the present value of any remaining guaranteed payments will be paid in one sum to the estate of the beneficiary. The interest rate used to determine the first payment will be used to calculate the present value.

     Payments will be made upon receipt of a written request filed with us. If the Owner has made no settlement election when the beneficiary becomes entitled to proceeds, the beneficiary may make the election.

Calculation of Settlement Payments on a Variable Basis

     When you have chosen payment on a variable basis, the first payment is calculated as follows:

   (a) the portion of the proceeds applied to make payments on the variable basis; divided by

   (b) 1000; times

   (c) the payment rate for the option chosen.

     Such amount, or portion, of the variable payment will be divided by the Settlement Option Unit Value (described below), as of the tenth valuation period (the period of time between one valuation Date and the next valuation Date) before the due date of the first payment, to determine the number of Settlement Option Units. Each future payment is equal to the number of Settlement Option Units, times the Settlement Option Unit Value as of the tenth valuation period prior to the due date of the payment.

     For any valuation period, the Settlement Option Unit Value is equal to:

   (a) The Settlement Option Unit value for the previous valuation period;
   times

   (b) The Net Return Factor (as defined below) for the valuation period;
   times

   (c) A factor to reflect the Assumed Net Investment Rate. The factor for 3.5% per year is .9999058; for 5% per year, it is .9998663.

   The Net Return Factor equals:

    (i) The net assets of the applicable fund held in Variable Annuity Account B at the end of a valuation period, minus

    (ii) The net assets of the applicable fund held in Variable Annuity Account B at the beginning of that valuation period, plus or minus

    (iii) Taxes or provision for taxes, if any, attributable to the operations of Variable Annuity Account B, divided by

    (iv) The value of Settlement Option Units and other accumulation units held in Variable Annuity Account B at the beginning of the valuation period, minus

    (v) A daily charge at an annual rate of 1.25% for annuity mortality and expense risk and a daily administrative expense charge that will not exceed .25% on an annual basis of your account value invested in the subaccount.

     The number of Settlement Option Units remains fixed. However, the dollar value of the Settlement Option Unit Values and the payment may increase or decrease due to investment gain or loss.

     Payments will not be affected by changes in the mortality or expense results or administrative charges.

DIRECTORS AND OFFICERS

Name and Address*
Position with Company        Business Experience During Past 5 Years
--------------------------   ------------------------------------------------------------------------------
Thomas J. McInerney          President (since October 1998) Aetna Investment Adviser Holding Company,
Director, President and      Inc., Aetna Retail Holding Company, Inc., Aetna Services Holding Company,
Chairman, Executive          Inc.; President (since September 1997) Aetna Life Insurance and Annuity
Committee (Principal         Company; President (since September 1997) Aetna Insurance Company of
Executive Officer)           America; President (since September 1997) Aetna Retirement Holdings, Inc.;
                             President (since August 1997) Aetna Retirement Services, Inc.; Executive Vice
                             President (since August 1997) Aetna Inc., Aetna Services, Inc. and Aetna Life
                             Insurance Company; Vice President, Strategy (March 1997--August 1997)
                             Aetna Inc., Aetna Services, Inc. and Aetna Life Insurance Company; Vice
                             President, Sales (December 1996--March 1997) and Vice President, National
                             Accounts (April 1996--March 1997) Aetna US Healthcare Inc.; Vice
                             President, Strategy, Finance, & Administration (July 1995--April 1996) Aetna
                             Inc.; Vice President, Guaranteed Products (November 1992--July 1995) Aetna
                             Life Insurance Company.

Shaun P. Mathews             President (January 1998--February 1999) Aetna Investment Services, Inc;
Director and Senior Vice     Senior Vice President (since June 1999) Aetna Retirement Holdings, Inc.;
President                    Senior Vice President (since June 1999) Aetna Retirement Holdings, Inc.;
                             Senior Vice President (since October 1998) Aetna Investment Adviser Holding
                             Company, Inc., Aetna Retail Holding Company, Inc., Aetna Services Holding Company,
                             Inc.; Senior Vice President, Product and Brand Management (since September
                             1998), Senior Vice President, Product Management (September 1997--September 1998),
                             Vice President, Products Group (February 1996-- September 1997), Senior Vice
                             President, Strategic Markets and Products (February 1993--February 1996) Aetna Life
                             Insurance and Annuity Company.

Name and Address*
Position with Company         Business Experience During Past 5 Years
---------------------------   --------------------------------------------------------------------------------
Catherine Hale Smith          Senior Vice President (since October 1998) Aetna Investment Adviser Holding
Director, Chief Financial     Company, Inc., Aetna Retail Holding Company, Inc., Aetna Services Holding
Officer and Senior Vice       Company, Inc.; Chief Financial Officer and Senior Vice President, Business
President                     Strategy and Finance (since February 1998) Aetna Life Insurance and Annuity
                              Company; Senior Vice President (since March 1999), Chief Financial Officer
                              (since February 1998) Aetna Retirement Services, Inc.; Vice President,
                              Strategy, Finance and Administration, Financial Relations (September 1996--
                              February 1998), Aetna Inc.; Chief of Staff, Health/Group Life, Strategy
                              and Communication (April 1993--September 1996) Aetna Life Insurance Company.

Kirk P. Wickman               Senior Vice President, General Counsel and Corporate Secretary (since June
Senior Vice President,        1999) Aetna Retirement Holdings, Inc., Aetna Investment Adviser Holding
General Counsel and           Company, Inc., Aetna Retail Holding Company, Inc., Aetna Services Holding
Corporate Secretary           Company, Inc.; Senior Vice President, General Counsel and Corporate
                              Secretary (since April 1999) Aetna Retirement Services, Inc.; Vice President,
                              General Counsel and Corporate Secretary (October 1998--June 1999) Aetna
                              Investment Advisor Holding Company, Inc., Aetna Retail Holding Company,
                              Inc., Aetna Services Holding Company, Inc.; Vice President, General
                              Counsel and Assistant Secretary (April 1997--April 1999) Aetna Retirement
                              Services, Inc.; Vice President, General Counsel and Corporate Secretary
                              (December 1996--June 1999) Aetna Retirement Holdings, Inc.; Senior Vice
                              President (since March 1999), General Counsel and Corporate Secretary
                              (since November 1996), Vice President (November 1996--March 1999) Aetna
                              Life Insurance and Annuity Company; Vice President and Counsel (June 1992--
                              November 1996) Aetna Life Insurance Company.

Deborah Koltenuk              Vice President, Corporate Controller, and Assistant Treasurer (since July 1999)
Vice President, Corporate     Aetna Retirement Services, Inc.; Vice President, Corporate Controller, and
Controller, and Assistant     Assistant Treasurer (since June 1999) Aetna Investment Adviser Holding
Treasurer                     Company, Inc., Aetna Retail Holding Company, Inc., Aetna Services Holding
                              Company, Inc., Aetna Life Insurance and Annuity Company, Aetna Insurance
                              Company of America; Vice President, Corporate Controller and Assistant Treasurer,
                              (April 1999--July 1999) Aetna Retirement Services, Inc.; Vice President,
                              Treasurer and Corporate Controller (October 1998--June 1999) Aetna Investment
                              Adviser Holding Company, Inc., Aetna Retail Holding Company, Inc., Aetna
                              Services Holding Company, Inc.; Vice President and Controller (April 1997--
                              April 1999) Aetna Retirement Services, Inc.; Vice President, Treasurer and
                              Corporate Controller (July 1996--June 1999) Aetna Life Insurance and Annuity
                              Company; Vice President, Treasurer and Corporate Controller (September 1996--
                              June 1999) Aetna Retirement Holdings, Inc.; Vice President and Treasurer,
                              Corporate Controller (April 1997--June 1999) Aetna Insurance Company of
                              America; Vice President, Investment Financial Reporting and Securities
                              Operations (April 1996--July 1996) Aetna Life Insurance Company; Vice President,
                              Investment Planning and Financial Reporting (October 1994--April 1996) The
                              Aetna Casualty and Surety Company and The Standard Fire and Insurance
                              Company.

Name and Address*
Position with Company        Business Experience During Past 5 Years
--------------------------   ------------------------------------------------------------------------------
Therese A. Squillacote       Vice President and Chief Compliance Officer (since February 1999) Aetna
Vice President and Chief     Insurance Company of America; Vice President and Chief Compliance Officer
Compliance Officer           (since December 1998) Aetna Life Insurance and Annuity Company; Vice
                             President and Chief Compliance Officer (since December 1998) Aetna
                             Investment Services, Inc.; Chief Compliance Officer (since December 1998)
                             Systematized Benefits Administrators, Inc.; Vice President, Compliance (since
                             March 1998) Aetna Financial Services, Inc.; Compliance Manager (May 1997
                             to December 1998) Aetna Life Insurance and Annuity Company; Registered
                             Principal (since July 1997) Aetna Investment Services, Inc.; Director,
                             Compliance (December 1995 to May 1997) Connecticut General Life
                             Insurance Company; Registered Principal (December 1995 to May 1997)
                             CIGNA Financial Advisors, Inc.; Chief Compliance Officer (September 1989
                             to December 1995) G.R. Phelps & Co., Inc.; Chief Compliance Officer
                             (December 1992 to December 1995) Connecticut Mutual Financial Services,
                             Inc.

* The address of all Directors and Officers listed is 151 Farmington Avenue, Hartford, Connecticut. These individuals may also be directors and/or officers of other affiliates of the Company.

These individuals may also be directors and/or officers of other affiliates of the Company.

Directors, officers and employees of the Company are covered by a blanket fidelity bond in the amount of $60 million issued by Travelers Casualty and Surety Company of America.

REPORTS TO POLICY OWNERS
     Within 30 days after each Policy anniversary and before proceeds are applied to a settlement option, we, or our designee, will send you a report containing the following information:

   1. A statement of changes in total account value and cash surrender value since the prior report or since the issue date, if there has been no prior report. This includes a statement of monthly deductions and investment results and any interest earnings for the report period;

   2. Cash surrender value, death benefit, and any loan account value, as of the Policy anniversary;

   3. A projection of total account value, loan account value and cash surrender value as of the succeeding Policy Anniversary.

     If you have Policy values funded in either separate account you will receive such additional periodic reports as may be required by the Commission.

     Some state laws require additional reports; these requirements vary from state to state.

RIGHT TO INSTRUCT VOTING OF FUND SHARES
     In accordance with our view of present applicable law, the Company will vote the shares of each of the Funds held in the separate account in accordance with instructions received from Policy owners having a voting interest in the Funds. Policy owners having such an interest will receive periodic reports relating to the Fund, proxy material and a form for giving voting instructions. The number of shares which you have a right to vote will be determined as of a record date established by the Fund. To determine how many votes each policy owner is entitled to direct with respect to a Fund, first we will calculate the dollar amount of your account value attributable to that Fund. Second, we will divide that amount by $100.00. The result is the number of votes you may direct. Voting instructions will be solicited by written communication at least 14 days before such meeting.
     The votes will be cast at meetings of the shareholders of the Fund and will be based on instructions received from Policy owners. However, if the Investment Company Act of 1940 or any regulations thereunder should be amended or if the present interpretation should change, and as a result we determine that we are permitted to vote the shares of the Fund in our own right, we may elect to do so.

     Fund shares for which no timely instructions are received, and Fund shares which are not otherwise attributable to Policy owners, will be voted by us in the same proportion as the voting instructions which are received for all Policies participating in each Fund through the separate account.

     Policy owners having a voting interest will receive periodic reports relating to the Fund, proxy material and a form for giving voting instructions.

Disregard of Voting Instructions

     We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objectives of a Fund or to approve or disapprove an investment advisory contract for a Fund. In addition, we may disregard voting instructions in favor of changes initiated by a Policy owner in the investment policy or the investment adviser of a Fund if we reasonably disapprove of such changes.

     A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we determined that the change would have an adverse effect on the separate accounts in that the proposed investment policy for a Fund may result in overly speculative or unsound investments. In the event we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policy owners.

STATE REGULATION

     The Company is subject to regulation and supervision by the Insurance Department of the State of Connecticut, which periodically examines its affairs. It is also subject to the insurance laws and regulations of all jurisdictions where we are authorized to do business. The Policies have been approved by the Insurance Department of the State of Connecticut and in other jurisdictions.

     We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business, for the purposes of determining solvency and compliance with local insurance laws and regulations.

     The Policies are offered for sale in all jurisdictions where we are authorized to do business except the District of Columbia, Guam, Puerto Rico, and the Virgin Islands.

LEGAL MATTERS AND PROCEEDINGS

     We are aware of no material legal proceedings pending which involve the separate account as a party or which would materially affect the separate account. The validity of the securities offered by this prospectus has been passed upon by Counsel to the Company.

     In recent years, several life insurance and annuity companies have been named as defendants in lawsuits, including class action lawsuits, relating to life insurance and annuity pricing and sales practices. A purported class action complaint was filed in the Circuit Court of Lauderdale County, Alabama on March 28, 2000 by Loretta Shaner against the Company (the "Shaner Complaint"). The Shaner Complaint seeks unspecified compensatory damages from the Company and unnamed affiliates of the Company. The Shaner Complaint claims that the Company's sales of deferred annuity products for use as investments in tax-deferred contributory retirement plans (e.g., IRAs) is improper. This litigation is in the preliminary stages. The Company intends to defend the action vigorously.

     The Company also is a party to other litigation and arbitration proceedings in the ordinary course of its business, none of which is expected to have a material adverse effect on the Company.

ADDITIONAL INFORMATION

The Registration Statement

     A Registration Statement under the Securities Act of 1933 has been filed with the Commission relating to the offering described in this Prospectus. This Prospectus does not include all the information set forth in the Registration Statement, certain portions of which have been omitted pursuant to the rules and regulations of the Commission. The omitted information may be obtained at the Commission's principal office in Washington, DC upon payment of the Commission's prescribed fees.

Distribution of the Policies

     The Company will serve as underwriter of the securities offered hereunder as defined by the federal securities laws. The Company is registered as a broker-dealer with the Commission and is a member of the NASD. The Company will contract with one or more registered broker-dealers including broker-dealers affiliated with it ("distributors") to offer and sell the Policies. The Company may also offer and sell policies directly. All persons selling the Policies will be registered representatives of the distributors, and will also be licensed as insurance agents to sell variable life insurance.

     The maximum commission payable by the Company to salespersons and their supervising broker-dealers for policy distribution is 55% of the initial basic premium or, in the event of an increase in the specified amount, 55% of the basic premium attributable to the increase. In lieu of premium-based commission, the Company may pay equivalent amounts based on total account value. In particular circumstances, we may also pay certain of these professionals for their administrative expenses. In addition, some sales personnel may receive various types of non-cash compensation as special sales incentives, including trips and educational and/or business seminars. However, all such compensation will be in accordance with NASD rules. Supervisory and other management personnel of the Company may receive compensation that will vary based on the relative profitability to the Company of the funding options you select. Funding options that invest in Funds advised by the Company or its affiliates are generally more profitable to the Company.

     The registered representative may be required to return all or part of any commission if the Policy is not continued for a certain period.

     The Company may also contract with independent third party broker-dealers who will act as wholesalers by assisting the Company in finding broker-dealers to offer and sell the Policies. These parties may also provide training, marketing and other sales related functions for the Company and other broker-dealers and may provide certain administrative services to the Company in connection with the Policies. The Company may pay such parties compensation based on premium payments for the Policies purchased through broker-dealers selected by the wholesaler.

Records and Accounts
     All records and accounts relating to the separate accounts and the Funds will be maintained by the Company or its designee. All reports required to be made and information required to be given will be provided by the Company or its designee.
     The Lincoln National Life Insurance Company ("Lincoln") and its affiliates perform certain administrative functions relating to the Policies, and maintain books and records necessary to operate and administer the Policies.

Independent Auditors

     KPMG LLP, CityPlace II, Hartford, Connecticut, were the independent auditors for the Separate Account for the years December 31, 1997 and 1998, and continue to be the independent auditors for the Company. Ernst & Young LLP, Ft. Wayne, Indiana, were the independent auditors for the Separate Account for the year ended December 31, 1999. The independent auditors provide services to the Separate Account that include primarily the examination of the Separate Account's financial statements and the review of filings made with the SEC.

TAX MATTERS

General

     The following is a discussion of the federal income tax considerations relating to the Policies. This discussion is based on the Company's understanding of federal income tax laws as they now exist and are currently interpreted by the Internal Revenue Service ("IRS"). These laws are complex, and tax results may vary among individuals. A person or persons contemplating the purchase of or the exercise of elections under the Policy described in this Prospectus should seek competent tax advice.

Federal Tax Status of the Company

     The Company is taxed as a life insurance company under the Code. The separate account is not a separate entity from the Company. Therefore, the separate account is not taxed separately as a "regulated investment company," but is taxed as part of the Company. Investment income and realized capital gains attributable to the separate account are automatically applied to increase reserves under the policy. Because of this, under existing federal income tax law we believe that any such income and gains will not be taxed to the extent that such income and gains are applied to increase reserves under the policy. In addition, any foreign tax credits attributable to the separate account will first be used to reduce any income taxes imposed on the separate account before being used by the Company.

     In summary, we do not expect that we will incur any federal income tax liability attributable to the separate account and we do not intend to make provisions for any such taxes. However, if changes in the federal tax laws or their interpretation result in our being taxed on income or gains attributable to the separate account, then we may impose a charge against the separate account (with respect to the policy) to set aside provisions to pay such taxes.

Life Insurance Qualification

     Section 7702 of the Code includes a definition of life insurance for tax purposes. These rules generally place limits on the amount of premiums payable under the contract and the level of cash surrender value. In no event may the total of all premiums paid exceed the then-current maximum premium limitations established by federal law for a Policy to qualify as life insurance. If, at any time, a premium is paid which would result in total premiums exceeding such maximum premium limitation, we will only accept that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of that amount will be returned or applied as otherwise agreed and no further premiums will be accepted until allowed by the then-current maximum premium limitations prescribed by law. The Secretary of the Treasury has been granted authority to prescribe regulations to carry out the purposes of
Section 7702, and proposed regulations governing mortality charges were issued in 1991. The Company believes that the Policy meets the statutory definition of life insurance. As such, and assuming the diversification standards of Section 817(h) (discussed below) are satisfied, then except in limited circumstances (a) death benefits paid under the Policy should generally be excluded from the gross income of the beneficiary for federal income tax purposes under Section 101(a)(1) of the Code, and (b) a Policy owner should not generally be taxed on the cash value under a Policy, including increments thereof, prior to actual receipt. The principal exceptions to these rules are corporations that are subject to the alternative minimum tax, and thus may be subject to tax on increments in the Policy's total account value, and Policy owners who acquire a Policy in a "transfer for value" and thus can become subject to tax on the portion of the death benefit which exceeds the total of their cost of acquisition and subsequent premium payments.

     The Company intends to comply with any future final regulations issued under Sections 7702 and 817(h) of the Code, and therefore reserves the right to make such changes as it deems necessary to ensure such compliance. Any such changes will apply uniformly to affected Policy owners and will be made only after advance written notice.

General Rules

     Upon the surrender or cancellation of any Policy, whether or not it is a modified endowment contract (see "Modified Endowment Contracts" below), the Policy owner will be taxed on the surrender value only to the extent that it exceeds the gross premiums paid less prior untaxed withdrawals. The amount of any unpaid Policy loans will, upon surrender, be added to the surrender value and will be treated for this purpose as if it had been received.

     Assuming the Policy is not a modified endowment contract, the proceeds of any partial surrenders are generally not taxable unless the total amount received due to such surrenders exceeds total premiums paid less prior untaxed partial surrender amounts. However, partial surrenders made within the first 15 Policy Years in connection with reductions of specified amounts may be taxable in certain limited instances where the surrender value plus any unpaid Policy debt exceeds the total premiums paid less the untaxed portion of any prior partial surrenders. This result may occur even if the total amount of any partial surrenders does not exceed total premiums paid to that date.

     Loans received under the Policy will ordinarily be considered indebtedness of the Policy owner, and assuming the Policy is not considered a modified endowment contract, Policy loans will not be treated as current distributions subject to tax. Generally, amounts of loan interest paid by individuals will be considered nondeductible "personal interest."

Modified Endowment Contracts

     A class of contracts known as "modified endowment contracts" has been created under Section 7702A of the Code. The tax rules applicable to loan proceeds and proceeds of a partial surrender of any Policy that is considered to be a modified endowment contract will differ from the general rules noted above.

     A contract will be considered a modified endowment contract if it fails the "7-pay test." A Policy fails the 7-pay test if, at any time in the first seven policy years, the amount paid into the Policy exceeds the amount that would have been paid had the Policy provided for the payment of seven (7) level annual premiums. In the event of a distribution under the Policy, the Company will notify the Policy owner if the Policy is a modified endowment contract.

     Each Policy is subject to testing under the 7-pay test during the first seven policy years and for the seven policy years following the time a material change takes effect. A material change, for these purposes, includes the exchange of a life insurance policy for another life insurance policy or the conversion of a term life insurance policy into a whole life or universal life insurance policy. In addition, an increase in the future benefits provided constitutes a material change unless the increase is attributable to (1) the payment of premiums necessary to fund the lowest death benefit payable in the first seven policy years or (2) the crediting of interest or other earnings with respect to such premiums. A reduction in death benefits during the first seven policy years may also cause a Policy to be considered a modified endowment contract.

     If the Policy is considered to be a modified endowment contract, the proceeds of any partial surrenders, any policy loans and most assignments will be currently taxable to the extent that the Policy's total account value immediately before payment exceeds gross premiums paid (increased by the amount of loans previously taxed and reduced by untaxed amounts previously received). These rules may also apply to policy loans or partial surrender proceeds received during the two-year period prior to the time that a Policy becomes a modified endowment contract. If the Policy becomes a modified endowment contract, it may be aggregated with other modified endowment contracts purchased by you from the Company (and its affiliates) during any one calendar year for purposes of determining the taxable portion of withdrawals from the Policy.

     A penalty tax equal to 10% of the amount includable in income will apply to the taxable portion of the proceeds of any policy surrender or policy loan received by any Policyowner of a modified endowment contract who is not an individual. Taxable policy distributions made to an individual who has not reached the age of 591/2 will also be subject to the penalty tax unless those distributions are attributable to the individual becoming disabled, or are part of a series of equal periodic payments made not less frequently than annually for the life or life expectancy of such individual (i.e., an annuity).

Diversification Standards

     Section 817(h) of the Code provides that separate account investments (or the investments of a mutual fund, the shares of which are owned by separate accounts of insurance companies) underlying the Policy must be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as life insurance. The Treasury Department has issued regulations prescribing the diversification requirements in connection with variable contracts. The Separate Account, through the Funds, intends to comply with these requirements.

Investor Control

     In certain circumstances, owners of variable contracts may be considered the owners for federal income tax purposes of the assets of the separate account used to support their contracts. In those circumstances, income and gains from separate account assets would be includable in the variable contractowner's gross income. In several rulings published prior to the enactment of Section 817(h), the IRS stated that a variable contractowner will be considered the owner of separate account assets if the contractowner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations under Section 817(h) concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., you), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular Funds without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued.

     The ownership rights under the Policy are similar to, but different in certain respects from those described by the IRS in pre-Section 817(h) rulings in which it was determined that Policy owners were not owners of separate account assets. For example, a Policy owner has additional flexibility in allocating premium payments and account values. While the Company does not believe that these differences would result in a Policy owner being treated as the owner of a pro rata portion of the assets of the Separate Account, there is no regulation or ruling of the IRS that confirms this conclusion. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent a Policy owner from being considered the owner of a pro rata share of the assets of the Separate Account.

Other Tax Considerations

     Business-owned life insurance may be subject to certain additional rules.
Section 264(a)(1) of the Code generally prohibits employers from deducting premiums on policies covering officers, employees or other financially interested parties where the employer is a beneficiary under the Policy. Additions to the Policy's total account value may also be subject to tax under the corporation alternative minimum tax provisions. In addition, Section 264(a)(4) of the Code limits the Policy owner's deduction for interest on loans taken against life insurance covering the lives of officers, employees, or others financially interested in the Policy owner's trade or business. Under current tax law, interest may generally be deducted on an aggregate total of $50,000 of loans per covered life only with respect to life insurance policies covering each officer, employee or others who may have a financial interest in the Policy owner's trade or business and are considered key persons. Generally, a key person means an officer or a 20 percent owner. However, the number of key persons will be limited to the greater of (a) 5 individuals, or (b) the lesser of 5 percent of the total officers and employees of the taxpayer or 20 individuals. Deductible interest for these policies will be capped based on the applicable Moody's Corporate Bond Rate.

     Section 264(f) of the Code denies a deduction for a portion of a Policy owner's otherwise deductible interest that is allocable to unborrowed policy cash values. The nondeductible interest amount is the amount that bears the same ratio to such interest as the company's average unborrowed cash value of life insurance and annuity policies issued after June 8, 1997 bears to the sum of the average unborrowed cash values of policies plus the average adjusted tax basis of other assets owned by the company. This provision does not apply to policies in which the insured is a 20% owner, officer, director or employee of the business, including policies jointly covering such individual and his or her spouse. The rule also will not apply where the Policy owner is a natural person, unless a trade or business is directly or indirectly the beneficiary of the policy.

     Depending on the circumstances, the exchange of a policy, a change in the Policy's death benefit option, a policy loan, a full or partial surrender, a change in ownership or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, estate, inheritance and other tax consequences of policy ownership, premium payments and receipt of policy proceeds depend on the circumstances of each Policy owner or beneficiary. Any person concerned about these tax implications should consult a competent tax advisor before initiating any transactions.

Withholding

     Generally, unless you provide us with a written election to the contrary before we make the distribution, we are required to withhold income tax from any portion of a distribution we make to you that is includable in your income. If you do not wish us to withhold tax from the payment, or if enough is not withheld, you may have to pay later. You may also have to pay penalties if your withholding and estimated tax payments are insufficient.

MISCELLANEOUS POLICY PROVISIONS

The Policy

     The Policy which you receive and the application you make when you purchase the Policy are the whole contract. A copy of the application is attached to the Policy when it is issued to you. Any application for changes, once approved by us, will become part of the Policy.

     Application forms are completed by the applicant and forwarded to the Company for acceptance. Upon acceptance, the Policy is prepared, executed by duly authorized officers of the Company, and forwarded to the Policy owner.

Payment of Benefits

     All benefits are payable at our Administrative Office. We may require submission of the Policy before we grant loans, make changes or pay benefits.

Age and Sex

     If age or sex is misstated on the application, the amount payable on death will be that which would have been purchased by the most recent monthly deduction at the correct age and sex. (If the application is taken in a state where unisex rates are used, the Insured's sex is inapplicable.)

Incontestability

     We will not contest coverage under the Policy (other than any waiver of premium rider) after it has been in force during the lifetime of the Insured more than two years from the issue date.

     For coverage which takes effect on a later date (i.e., an increase or reinstatement of insurance), we will not contest such coverage after it has been in force during the lifetime of the Insured more than two years from its effective date. Any contest of such later coverage will be based on the supplemental application.

Suicide

     In most states, if the Insured commits suicide within two years from the issue date, the only benefit paid will be the sum of (a) plus (b) minus (c), where:

(a) equals premiums paid less amounts allocated to the separate account; and

(b) equals the separate account value on the date of suicide, plus the portion of the monthly deductions deducted from the separate account value; and

(c) equals the amount necessary to repay any loans in full and any interest earned on the loan account value transferred to the separate account value, and any surrenders from the Fixed Account.

     If the Insured commits suicide within two years from the effective date of any increase in coverage, we will pay as a benefit only the monthly deductions for the increase, in lieu of the face amount of the increase.

     All amounts will be calculated as of the date of death.

Protection of Proceeds

     To the extent provided by law, the proceeds of the Policy are subject neither to claims by a beneficiary's creditors nor to any legal process against any beneficiary.

Non-Participation

     The Policy is not entitled to share in the divisible surplus of the Company. No dividends are payable.

Coverage Beyond Maturity

     The Policy is considered matured on the issue date anniversary after which the Insured has reached age 95 (for AetnaVest Policies) or 100 (for AetnaVest II Policies). This is the Maturity Date.

     For AetnaVest II Policies only, you may, by written request in the 30 days before the maturity date of this Policy, elect to continue coverage beyond the maturity date. At Age 100, the separate account value will be transferred to the Fixed Account. If coverage beyond maturity is elected, we will continue to credit interest to the total account value of this Policy. Monthly deductions will be calculated with a Cost of Insurance rate equal to zero.

     At this time, uncertainties exist regarding the tax treatment of the Policy should the Policy continue beyond the maturity date. You should therefore consult with your tax advisor prior to making this election. (See Tax Matters.) The coverage beyond maturity provision is only available in approving states. (This provision is not available in New York.)

                                    APPENDIX A
                                    AETNAVEST

            ILLUSTRATIONS OF DEATH BENEFIT, TOTAL ACCOUNT VALUES AND
                              CASH SURRENDER VALUES

     The following tables illustrate how the total account values, cash surrender values, and death benefits of a Policy change with the investment experience of the variable funding options. The tables show how the total account values, cash surrender values, and death benefits of a Policy issued to an insured of a given age and a given premium would vary over time if the investment return on the assets held in each Fund were a uniform, gross, annual rate of 0%, 6%, 12%, respectively.

     Tables I through IV illustrate Policies issued to males, ages 25 and 40, in the nonsmoker rate class. The total account values, cash surrender values, and death benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% respectively, over a period of years, but fluctuated above and below those averages for individual Policy Years.

     The second column of each table shows the accumulated values of the premiums paid at the stated interest rate of 5%. The third through fifth columns illustrate the death benefit of a Policy over the designated period. The sixth through eighth columns illustrate the total account values, while the ninth through eleventh columns illustrate the cash surrender values of each Policy over the designated period. Tables II and IV assume that the maximum Cost of Insurance Rates allowable under the Policy are charged in all policy years. These tables also assume that the maximum allowable mortality and expense risk charge of 0.90% on an annual basis is assessed in each policy year. Tables I and III assume that the current scale of Cost of Insurance Rates applies during all policy years. These tables also assume the current level of mortality and expense risk charge assessed on an annual basis: 0.65% for Aetna Balanced VP, Inc., 0.65% for Aetna Growth and Income VP; 0.55% for Aetna Ascent VP; 0.55% for Aetna Crossroads VP; 0.55% for Aetna Legacy VP and 0.70% for all other Funds available under the AetnaVest Policies. The tables also assume a 0.30% current (0.50% guaranteed) administration charge.
     The investment advisory fees and other Fund expenses, net of waivers and reductions (see the table on page 17), vary by Fund from .34% to 1.00%. An arithmetic average of 0.68% has been used for the illustrations.


     The amounts shown for the death benefits, cash surrender values, and total account values reflect the fact that the net investment return is lower than the gross, return on the assets held in each Fund as a result of expenses paid by the Fund and other charges levied by the Separate Account. After deduction of these amounts, the illustrated gross annual investment rates of return of 0%, 6%, and 12% correspond to approximate net annual rates of -1.65%, 4.35%, and 10.35%, respectively on a current basis. On a guaranteed basis, the illustrated gross annual investment rates of return of 0%, 6%, and 12% correspond to approximate net annual rates of -1.88%, 4.12%, and 10.12%, respectively.


     The hypothetical values shown in the tables do not reflect any Separate Account charges for federal income taxes, since we are not currently making such charges. However, such charges may be made in the future, and in that event, the gross annual investment rate of return would have to exceed 0%, 6%, or 12% by an amount sufficient to cover the tax charges in order to produce the death benefits, total account values, and cash surrender values illustrated.

     The tables illustrate the Policy values that would result based upon the hypothetical investment rates of return if premiums were paid as indicated, if all net premiums are allocated to Variable Life Account B and if no Policy loans have been made. The tables are also based on the assumptions that the policy owner has not requested an increase or decrease in the specified amount of the Policy, that no partial surrenders have been made, and that no transfer charges have been incurred.

     Upon request, we will provide an illustration based upon the proposed insured's age, sex, and underwriting classification, the specified amount or premium requested, the proposed frequency of premium payments and any available riders requested. A fee of $25 is charged for each such illustration.

     The hypothetical gross annual investment return assumed in such an illustration will not exceed 12%.

                                AetnaVest Policy
                                    Table I

               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
                               MALE ISSUE AGE 25
              CURRENT INSURANCE COSTS AND CURRENT CHARGES ASSUMED
                          $408.00 ANNUAL BASIC PREMIUM
                                 NONSMOKER RISK
                              FACE AMOUNT $100,000
                            DEATH BENEFIT OPTION 1

                Premiums             Death Benefit
               Accumulated      Gross Annual Investment             Total Account Value              Cash Surrender Value
                   at                  Return of                Annual Investment Return of      Annual Investment Return of
Policy         5% Interest --------------------------------- --------------------------------- --------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ----------
 1                  428     100,000    100,000     100,000        182        199         216          0          0          0
 2                  878     100,000    100,000     100,000        365        411         460         17         63        112
 3                1,351     100,000    100,000     100,000        548        635         731        200        287        383
 4                1,846     100,000    100,000     100,000        730        871       1,032        382        523        684
 5                2,367     100,000    100,000     100,000        909      1,118       1,365        561        770      1,017
 6                2,914     100,000    100,000     100,000      1,097      1,388       1,746        813      1,104      1,462
 7                3,488     100,000    100,000     100,000      1,279      1,667       2,164      1,064      1,452      1,949
 8                4,091     100,000    100,000     100,000      1,456      1,955       2,623      1,311      1,810      2,478
 9                4,724     100,000    100,000     100,000      1,625      2,252       3,124      1,550      2,177      3,049
10                5,388     100,000    100,000     100,000      1,786      2,556       3,673      1,780      2,550      3,667
15                9,244     100,000    100,000     100,000      2,441      4,169       7,277      2,441      4,169      7,277
20               14,165     100,000    100,000     100,000      2,754      5,856      12,876      2,754      5,856     12,876
25               20,446     100,000    100,000     100,000      2,529      7,400      21,574      2,529      7,400     21,574
30               28,462     100,000    100,000     100,000      1,479      8,446      35,284      1,479      8,446     35,284
40 (Age 65)      51,751           0    100,000     114,131          0      4,806      93,550          0      4,806     93,550

(1) Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed.

If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated.

The investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                AetnaVest Policy
                                    Table II

               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
                               MALE ISSUE AGE 25
             GUARANTEED INSURANCE COSTS AND MAXIMUM CHARGES ASSUMED
                          $408.00 ANNUAL BASIC PREMIUM
                                 NONSMOKER RISK
                              FACE AMOUNT $100,000
                            DEATH BENEFIT OPTION 1

                Premiums             Death Benefit
               Accumulated      Gross Annual Investment             Total Account Value              Cash Surrender Value
                   at                  Return of                Annual Investment Return of      Annual Investment Return of
Policy         5% Interest --------------------------------- --------------------------------- --------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ----------
 1                  428     100,000    100,000    100,000         181        198         216          0          0          0
 2                  878     100,000    100,000    100,000         364        410         458         16         62        110
 3                1,351     100,000    100,000    100,000         545        632         727        197        284        379
 4                1,846     100,000    100,000    100,000         725        865       1,026        377        517        678
 5                2,367     100,000    100,000    100,000         901      1,109       1,355        553        761      1,007
 6                2,914     100,000    100,000    100,000       1,087      1,375       1,731        803      1,091      1,447
 7                3,488     100,000    100,000    100,000       1,266      1,650       2,143      1,051      1,435      1,928
 8                4,091     100,000    100,000    100,000       1,440      1,933       2,593      1,295      1,788      2,448
 9                4,724     100,000    100,000    100,000       1,605      2,224       3,085      1,530      2,149      3,010
10                5,388     100,000    100,000    100,000       1,762      2,521       3,622      1,756      2,515      3,616
15                9,244     100,000    100,000    100,000       2,372      4,060       7,096      2,372      4,060      7,096
20               14,165     100,000    100,000    100,000       2,629      5,625      12,413      2,629      5,625     12,413
25               20,446     100,000    100,000    100,000       2,290      6,927      20,480      2,290      6,927     20,480
30               28,462     100,000    100,000    100,000       1,077      7,584      32,935      1,077      7,584     32,935
40 (Age 65)      51,751           0    100,000    102,707           0      2,125      84,186          0      2,125     84,186

(1) Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.

If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated.

The investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the policy owner's allocations, and the Fund's rate of return. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                AetnaVest Policy
                                   Table III

               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
                               MALE ISSUE AGE 40
              CURRENT INSURANCE COSTS AND CURRENT CHARGES ASSUMED
                          $744.00 ANNUAL BASIC PREMIUM
                                 NONSMOKER RISK
                              FACE AMOUNT $100,000
                            DEATH BENEFIT OPTION 1

                Premiums             Death Benefit
               Accumulated      Gross Annual Investment             Total Account Value              Cash Surrender Value
                   at                  Return of                Annual Investment Return of      Annual Investment Return of
Policy         5% Interest --------------------------------- --------------------------------- --------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ----------
 1                  781     100,000    100,000    100,000         455        490         525          0          0          0
 2                1,601     100,000    100,000    100,000         888        986       1,090        215        313        417
 3                2,463     100,000    100,000    100,000       1,298      1,489       1,696        625        816      1,023
 4                3,367     100,000    100,000    100,000       1,686      1,997       2,350      1,013      1,324      1,677
 5                4,317     100,000    100,000    100,000       2,050      2,510       3,054      1,377      1,837      2,381
 6                5,314     100,000    100,000    100,000       2,391      3,028       3,814      1,842      2,479      3,265
 7                6,361     100,000    100,000    100,000       2,702      3,545       4,630      2,287      3,130      4,215
 8                7,460     100,000    100,000    100,000       2,982      4,058       5,503      2,702      3,778      5,223
 9                8,614     100,000    100,000    100,000       3,230      4,567       6,443      3,084      4,421      6,297
10                9,826     100,000    100,000    100,000       3,445      5,069       7,452      3,434      5,058      7,441
15               16,857     100,000    100,000    100,000       3,933      7,380      13,783      3,933      7,380     13,783
20               25,831     100,000    100,000    100,000       2,754      8,525      22,597      2,754      8,525     22,597
25               37,284           0    100,000    100,000           0      7,476      35,410          0      7,476     35,410
30               51,902           0    100,000    100,000           0      2,337      55,402          0      2,337     55,402
25 (Age 65)      37,284           0    100,000    100,000           0      7,476      35,410          0      7,476     35,410

(1) Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed.

If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated.

The investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy Owner's allocations, and the Fund's rate of return. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                AetnaVest Policy
                                    Table IV

               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
                               MALE ISSUE AGE 40
             GUARANTEED INSURANCE COSTS AND MAXIMUM CHARGES ASSUMED
                          $744.00 ANNUAL BASIC PREMIUM
                                 NONSMOKER RISK
                              FACE AMOUNT $100,000
                            DEATH BENEFIT OPTION 1

                Premiums             Death Benefit
               Accumulated      Gross Annual Investment             Total Account Value              Cash Surrender Value
                   at                  Return of                Annual Investment Return of      Annual Investment Return of
Policy         5% Interest --------------------------------- --------------------------------- --------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ----------
 1                  781     100,000    100,000    100,000         452        487         522          0          0          0
 2                1,601     100,000    100,000    100,000         878        976       1,079        205        303        406
 3                2,463     100,000    100,000    100,000       1,280      1,469       1,676        607        796      1,003
 4                3,367     100,000    100,000    100,000       1,655      1,963       2,313        982      1,290      1,640
 5                4,317     100,000    100,000    100,000       2,004      2,458       2,995      1,331      1,785      2,322
 6                5,314     100,000    100,000    100,000       2,323      2,950       3,723      1,774      2,401      3,174
 7                6,361     100,000    100,000    100,000       2,612      3,437       4,501      2,197      3,022      4,086
 8                7,460     100,000    100,000    100,000       2,868      3,918       5,331      2,588      3,638      5,051
 9                8,614     100,000    100,000    100,000       3,091      4,391       6,218      2,945      4,245      6,072
10                9,826     100,000    100,000    100,000       3,277      4,851       7,165      3,266      4,840      7,154
15               16,857     100,000    100,000    100,000       3,579      6,855      12,977      3,579      6,855     12,977
20               25,831     100,000    100,000    100,000       2,160      7,511      20,737      2,160      7,511     20,737
25               37,284           0    100,000    100,000           0      5,362      31,203          0      5,362     31,203
30               51,902           0          0    100,000           0          0      45,165          0          0     45,165
25 (Age 65)      37,284           0    100,000    100,000           0      5,962      31,203          0      5,362     31,203

(1) Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.

If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated.

The investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the policy owner's allocations, and the Fund's rate of return. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                   APPENDIX B
                                  AETNAVEST II

            ILLUSTRATIONS OF DEATH BENEFIT, TOTAL ACCOUNT VALUES AND
                              CASH SURRENDER VALUES

     The following tables illustrate how the total account values, cash surrender values, and death benefits of a Policy change with the investment experience of the variable funding options. The tables show how the total account values, cash surrender values, and death benefits of a Policy issued to an insured of a given age and a given premium would vary over time if the investment return on the assets held in each Fund were a uniform, gross, annual rate of 0%, 6%, 12%, respectively.

     Tables V through VIII illustrate Policies issued to males, ages 35 and 55, in the nonsmoker rate class. Tables IX through XII illustrate Policies issued on a unisex basis, ages 35 and 55, in the nonsmoker rate class. These tables are provided for use in those states where unisex rates are required. The total account values, cash surrender values, and death benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12%, respectively, over a period of years, but fluctuated above and below those averages for individual policy years.

     The second column of each table shows the accumulated values of the premiums paid at the stated interest rate of 5%. The third through fifth columns illustrate the death benefit of a Policy over the designated period. The sixth through eighth columns illustrate the total account values, while the ninth through eleventh columns illustrate the cash surrender values of each Policy over the designated period. Tables VI, VIII, X and XII assume that the maximum Cost of Insurance Rates allowable under the Policy are charged in all policy years. These tables also assume that the maximum allowable mortality and expense risk charge of .90% on an annual basis, the maximum allowable administrative charge of .50% and the maximum allowable premium load of 6% are assessed in each policy year. Tables V, VII, IX and XI assume that the current scale of Cost of Insurance Rates applies during all policy years. These tables also assume the current level of mortality and expense risk charges of 0.70% on an annual basis.
     The investment advisory fees and other Fund expenses, net of waivers and reductions (see the table on page 16), vary by Fund from .34% to 1.00%. An arithmetic average of .68% has been used for the illustrations.


     The amounts shown for the death benefits, cash surrender values, and total account values reflect the fact that the net investment return is lower than the gross return on the assets held in each Fund as a result of expenses paid by each Fund and other charges levied by the Separate Account. After deduction of these amounts, the illustrated gross annual investment rates of return of 0%, 6%, and 12% correspond to approximate net annual rates of -1.68%, 4.32%, and 10.32%, respectively on a current basis. On a guaranteed basis, the illustrated gross annual investment rates of return of 0%, 6%, and 12% correspond to approximate net annual rates of -2.08%, 3.92%, and 9.92%, respectively.


     The hypothetical values shown in the tables do not reflect any Separate Account charges for federal income taxes, since we are not currently making such charges. However, such charges may be made in the future, and in that event, the gross annual investment rate of return would have to exceed 0%, 6%, or 12% by an amount sufficient to cover the tax charges in order to produce the death benefits, total account values, and cash surrender values illustrated.

     The tables illustrate the Policy values that would result based upon the hypothetical investment rates of return if premiums were paid as indicated, if all net premiums are allocated to Variable Life Account B and if no Policy loans have been made. The tables are also based on the assumptions that the Policy Owner has not requested an increase or decrease in the Specified Amount of the Policy, that no partial surrenders have been made, and that no transfer charges have been incurred.

     Upon request, we will provide an illustration based upon the proposed insured's age, sex (if necessary), and underwriting classification, the specified amount or premium requested, the proposed frequency of premium payments and any available riders requested. A fee of $25 is charged for each such illustration.

     The hypothetical gross annual investment return assumed in such an illustration will not exceed 12%.

                                  AetnaVest II
                                 Policy Table V

               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
                               MALE ISSUE AGE 35
              CURRENT INSURANCE COSTS AND CURRENT CHARGES ASSUMED
                         $1,410.00 ANNUAL BASIC PREMIUM
                                 NONSMOKER RISK
                              FACE AMOUNT $250,000
                            DEATH BENEFIT OPTION 1

                Premiums             Death Benefit
               Accumulated      Gross Annual Investment             Total Account Value              Cash Surrender Value
                   at                  Return of                Annual Investment Return of      Annual Investment Return of
Policy         5% Interest --------------------------------- --------------------------------- --------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ----------
 1                1,480     250,000    250,000    250,000         685        745         806          0          0          0
 2                3,035     250,000    250,000    250,000       1,518      1,688       1,865        168        338        515
 3                4,667     250,000    250,000    250,000       2,311      2,645       3,008        961      1,295      1,658
 4                6,381     250,000    250,000    250,000       3,064      3,615       4,239      1,714      2,265      2,889
 5                8,181     250,000    250,000    250,000       3,771      4,594       5,565      2,421      3,244      4,215
 6               10,070     250,000    250,000    250,000       4,432      5,581       6,992      3,206      4,355      5,766
 7               12,054     250,000    250,000    250,000       5,049      6,578       8,534      3,958      5,487      7,443
 8               14,137     250,000    250,000    250,000       5,617      7,578      10,197      4,661      6,622      9,241
 9               16,325     250,000    250,000    250,000       6,135      8,582      11,993      5,314      7,761     11,172
10               18,622     250,000    250,000    250,000       6,601      9,586      13,933      5,915      8,900     13,247
15               31,947     250,000    250,000    250,000       7,950     14,386      26,178      7,939     14,375     26,167
20               48,954     250,000    250,000    250,000       7,185     18,163      44,142      7,185     18,163     44,142
25               70,660     250,000    250,000    250,000       3,679     19,922      71,368      3,679     19,922     71,368
30               98,363           0    250,000    250,000           0     17,999     114,301          0     17,999    114,301
30 (Age 65)      98,363           0    250,000    250,000           0     17,999     114,301          0     17,999    114,301

(1) Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed.

If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated.

The investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the policy owner's allocations, and the Fund's rate of return. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                  AetnaVest II
                                 Policy Table VI

               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
                               MALE ISSUE AGE 35
             GUARANTEED INSURANCE COSTS AND MAXIMUM CHARGES ASSUMED
                         $1,410.00 ANNUAL BASIC PREMIUM
                                 NONSMOKER RISK
                              FACE AMOUNT $250,000
                            DEATH BENEFIT OPTION 1

                Premiums             Death Benefit
               Accumulated      Gross Annual Investment             Total Account Value              Cash Surrender Value
                   at                  Return of                Annual Investment Return of      Annual Investment Return of
Policy         5% Interest --------------------------------- --------------------------------- --------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ----------
 1                1,480     250,000    250,000    250,000         646        704         763          0          0          0
 2                3,035     250,000    250,000    250,000       1,438      1,601       1,771         88        251        421
 3                4,667     250,000    250,000    250,000       2,188      2,507       2,853        838      1,157      1,503
 4                6,381     250,000    250,000    250,000       2,895      3,420       4,014      1,545      2,070      2,664
 5                8,181     250,000    250,000    250,000       3,554      4,335       5,257      2,204      2,985      3,907
 6               10,070     250,000    250,000    250,000       4,165      5,251       6,587      2,939      4,025      5,361
 7               12,054     250,000    250,000    250,000       4,721      6,161       8,007      3,630      5,070      6,916
 8               14,137     250,000    250,000    250,000       5,223      7,064       9,526      4,267      6,108      8,570
 9               16,325     250,000    250,000    250,000       5,666      7,953      11,147      4,845      7,132     10,326
10               18,622     250,000    250,000    250,000       6,050      8,829      12,882      5,364      8,143     12,196
15               31,947     250,000    250,000    250,000       6,896     12,727      23,470      6,885     12,716     23,459
20               48,954     250,000    250,000    250,000       5,313     14,923      37,996      5,313     14,923     37,996
25               70,660           0    250,000    250,000           0     12,923      57,314          0     12,923     57,314
30               98,363           0    250,000    250,000           0      2,209      82,829          0      2,209     82,829
30 (Age 65)      98,363           0    250,000    250,000           0      2,209      82,829          0      2,209     82,829

(1) Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.

If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated.

The investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the policy owner's allocations, and the Fund's rate of return. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                   AetnaVest I
                                Policy Table VII

               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
                               MALE ISSUE AGE 55
              CURRENT INSURANCE COSTS AND CURRENT CHARGES ASSUMED
                         $4,380.00 ANNUAL BASIC PREMIUM
                                 NONSMOKER RISK
                              FACE AMOUNT $250,000
                            DEATH BENEFIT OPTION 1

                Premiums             Death Benefit
               Accumulated      Gross Annual Investment             Total Account Value              Cash Surrender Value
                   at                  Return of                Annual Investment Return of      Annual Investment Return of
Policy         5% Interest --------------------------------- --------------------------------- --------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ----------
 1                 4,599    250,000    250,000    250,000       2,271      2,463       2,657          0          0          0
 2                 9,428    250,000    250,000    250,000       4,575      5,109       5,669      1,119      1,653      2,213
 3                14,498    250,000    250,000    250,000       6,734      7,763       8,886      3,278      4,307      5,430
 4                19,822    250,000    250,000    250,000       8,745     10,421      12,328      5,289      6,965      8,872
 5                25,412    250,000    250,000    250,000      10,601     13,077      16,013      7,145      9,621     12,557
 6                31,282    250,000    250,000    250,000      12,296     15,722      19,962      9,157     12,583     16,823
 7                37,445    250,000    250,000    250,000      13,822     18,349      24,201     11,028     15,555     21,407
 8                43,916    250,000    250,000    250,000      15,166     20,945      28,752     12,718     18,497     26,304
 9                50,711    250,000    250,000    250,000      16,314     23,494      33,641     14,212     21,392     31,539
10                57,846    250,000    250,000    250,000      17,223     25,952      38,870     15,466     24,195     37,113
15                99,240    250,000    250,000    250,000      17,096     35,618      70,927     17,067     35,589     70,898
20               152,070    250,000    250,000    250,000       6,673     38,087     119,071      6,673     38,087    119,071
25               219,497          0    250,000    250,000           0     22,767     199,015          0     22,767    199,015
30               305,552          0          0    363,713           0          0     346,393          0          0    346,393
10 (Age 65)       57,846    250,000    250,000    250,000      17,223     25,952      38,870     15,466     24,195     37,113

(1) Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed.

If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated.

The investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the policy owner's allocations, and the Fund's rate of return. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                               AetnaVest II Policy
                                   Table VIII

               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
                               MALE ISSUE AGE 55
             GUARANTEED INSURANCE COSTS AND MAXIMUM CHARGES ASSUMED
                         $4,380.00 ANNUAL BASIC PREMIUM
                                 NONSMOKER RISK
                              FACE AMOUNT $250,000
                            DEATH BENEFIT OPTION 1

                Premiums             Death Benefit
               Accumulated      Gross Annual Investment             Total Account Value              Cash Surrender Value
                   at                  Return of                Annual Investment Return of      Annual Investment Return of
Policy         5% Interest --------------------------------- --------------------------------- --------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ----------
 1                 4,599    250,000    250,000     250,000      1,891      2,069       2,248          0          0          0
 2                 9,428    250,000    250,000     250,000      3,739      4,217       4,719        283        761      1,263
 3                14,498    250,000    250,000     250,000      5,358      6,256       7,240      1,902      2,800      3,784
 4                19,822    250,000    250,000     250,000      6,735      8,165       9,802      3,279      4,709      6,346
 5                25,412    250,000    250,000     250,000      7,847      9,914      12,386      4,391      6,458      8,930
 6                31,282    250,000    250,000     250,000      8,671     11,468      14,969      5,532      8,329     11,830
 7                37,445    250,000    250,000     250,000      9,179     12,790      17,527      6,385      9,996     14,733
 8                43,916    250,000    250,000     250,000      9,333     13,826      20,018      6,885     11,378     17,570
 9                50,711    250,000    250,000     250,000      9,085     14,514      22,394      6,983     12,412     20,292
10                57,846    250,000    250,000     250,000      8,384     14,784      24,596      6,627     13,027     22,839
15                99,240          0    250,000     250,000          0      7,160      30,753          0      7,131     30,724
20               152,070          0          0     250,000          0          0      16,301          0          0     16,301
25               219,497          0          0           0          0          0           0          0          0          0
30               305,552          0          0           0          0          0           0          0          0          0
10 (Age 65)       57,846    250,000    250,000     250,000      8,384     14,784      24,596      6,627     13,027     22,839

(1) Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.

If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated.

The investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the policy owner's allocations, and the Fund's rate of return. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                               AetnaVest II Policy
                                    Table IX

               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
                              UNISEX ISSUE AGE 35
              CURRENT INSURANCE COSTS AND CURRENT CHARGES ASSUMED
                         $1,350.00 ANNUAL BASIC PREMIUM
                                 NONSMOKER RISK
                              FACE AMOUNT $250,000
                            DEATH BENEFIT OPTION 1

                Premiums             Death Benefit
               Accumulated      Gross Annual Investment             Total Account Value              Cash Surrender Value
                   at                  Return of                Annual Investment Return of      Annual Investment Return of
Policy         5% Interest --------------------------------- --------------------------------- --------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ----------
 1                1,417     250,000    250,000    250,000         640        697         755          0          0          0
 2                2,906     250,000    250,000    250,000       1,427      1,588       1,756        137        298        466
 3                4,469     250,000    250,000    250,000       2,177      2,492       2,836        887      1,202      1,546
 4                6,110     250,000    250,000    250,000       2,885      3,406       3,996      1,595      2,116      2,706
 5                7,833     250,000    250,000    250,000       3,548      4,326       5,243      2,258      3,036      3,953
 6                9,642     250,000    250,000    250,000       4,165      5,250       6,582      2,993      4,078      5,410
 7               11,541     250,000    250,000    250,000       4,737      6,179       8,026      3,694      5,136      6,983
 8               13,536     250,000    250,000    250,000       5,260      7,108       9,579      4,346      6,194      8,665
 9               15,630     250,000    250,000    250,000       5,734      8,038      11,254      4,949      7,253     10,469
10               17,829     250,000    250,000    250,000       6,155      8,964      13,059      5,499      8,308     12,403
15               30,588     250,000    250,000    250,000       7,421     13,454      24,524      7,410     13,443     24,513
20               46,871     250,000    250,000    250,000       6,890     17,181      41,534      6,890     17,181     41,534
25               67,653     250,000    250,000    250,000       3,919     19,205      67,403      3,919     19,205     67,403
30               94,177           0    250,000    250,000           0     17,811     107,944          0     17,811    107,944
30 (Age 65)      94,177           0    250,000    250,000           0     17,811     107,944          0     17,811    107,944

(1) Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed.

If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated.

The investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the policy owner's allocations, and the Fund's rate of return. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                               AetnaVest II Policy
                                     Table X

               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
                              UNISEX ISSUE AGE 35
             GUARANTEED INSURANCE COSTS AND MAXIMUM CHARGES ASSUMED
                         $1,350.00 ANNUAL BASIC PREMIUM
                                 NONSMOKER RISK
                              FACE AMOUNT $250,000
                            DEATH BENEFIT OPTION 1

                Premiums             Death Benefit
               Accumulated      Gross Annual Investment             Total Account Value              Cash Surrender Value
                   at                  Return of                Annual Investment Return of      Annual Investment Return of
Policy         5% Interest --------------------------------- --------------------------------- --------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ----------
 1                1,417     250,000    250,000    250,000         603        658         714          0          0          0
 2                2,906     250,000    250,000    250,000       1,350      1,504       1,666         60        214        376
 3                4,469     250,000    250,000    250,000       2,059      2,360       2,688        769      1,070      1,398
 4                6,110     250,000    250,000    250,000       2,723      3,218       3,780      1,433      1,928      2,490
 5                7,833     250,000    250,000    250,000       3,340      4,077       4,947      2,050      2,787      3,657
 6                9,642     250,000    250,000    250,000       3,909      4,934       6,194      2,737      3,762      5,022
 7               11,541     250,000    250,000    250,000       4,424      5,782       7,522      3,381      4,739      6,479
 8               13,536     250,000    250,000    250,000       4,889      6,623       8,942      3,975      5,709      8,028
 9               15,630     250,000    250,000    250,000       5,294      7,447      10,455      4,509      6,662      9,670
10               17,829     250,000    250,000    250,000       5,644      8,257      12,071      4,988      7,601     11,415
15               30,588     250,000    250,000    250,000       6,365     11,822      21,898      6,354     11,811     21,887
20               46,871     250,000    250,000    250,000       4,798     13,744      35,303      4,798     13,744     35,303
25               67,653           0    250,000    250,000           0     11,767      53,055          0     11,767     53,055
30               94,177           0    250,000    250,000           0      1,895      76,388          0      1,895     76,388
30 (Age 65)      94,177           0    250,000    250,000           0      1,895      76,388          0      1,895     76,388

(1) Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.

If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated.

The investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the policy owner's allocations, and the Fund's rate of return. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                               AetnaVest II Policy
                                    Table XI

               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
                              UNISEX ISSUE AGE 55
              CURRENT INSURANCE COSTS AND CURRENT CHARGES ASSUMED
                         $4,200.00 ANNUAL BASIC PREMIUM
                                 NONSMOKER RISK
                              FACE AMOUNT $250,000
                            DEATH BENEFIT OPTION 1

                Premiums             Death Benefit
               Accumulated      Gross Annual Investment             Total Account Value              Cash Surrender Value
                   at                  Return of                Annual Investment Return of      Annual Investment Return of
Policy         5% Interest --------------------------------- --------------------------------- --------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ----------
 1                 4,410    250,000    250,000    250,000       2,252      2,439       2,627          0          0          0
 2                 9,041    250,000    250,000    250,000       4,536      5,058       5,604      1,224      1,746      2,292
 3                13,903    250,000    250,000    250,000       6,689      7,697       8,796      3,377      4,385      5,484
 4                19,008    250,000    250,000    250,000       8,697     10,342      12,212      5,385      7,030      8,900
 5                24,368    250,000    250,000    250,000      10,553     12,986      15,870      7,241      9,674     12,558
 6                29,996    250,000    250,000    250,000      12,251     15,622      19,791      9,243     12,614     16,783
 7                35,906    250,000    250,000    250,000      13,786     18,246      24,003     11,109     15,569     21,326
 8                42,112    250,000    250,000    250,000      15,146     20,843      28,527     12,800     18,497     26,181
 9                48,627    250,000    250,000    250,000      16,321     23,404      33,395     14,306     21,389     31,380
10                55,469    250,000    250,000    250,000      17,276     25,891      38,615     15,592     24,207     36,931
15                95,161    250,000    250,000    250,000      17,716     36,072      70,885     17,688     36,044     70,857
20               145,821    250,000    250,000    250,000       8,364     39,646     119,410      8,364     39,646    119,410
25               210,477          0    250,000    250,000           0     27,611     200,157          0     27,611    200,157
30               292,995          0          0    365,060           0          0     347,676          0          0    347,676
10 (Age 65)       55,469    250,000    250,000    250,000      17,276     25,891      38,615     15,592     24,207     36,931

(1) Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed.

If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated.

The investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the policy owner's allocations, and the Fund's rate of return. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                               AetnaVest II Policy
                                    Table XII

               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
                              UNISEX ISSUE AGE 55
             GUARANTEED INSURANCE COSTS AND MAXIMUM CHARGES ASSUMED
                         $4,200.00 ANNUAL BASIC PREMIUM
                                 NONSMOKER RISK
                              FACE AMOUNT $250,000
                            DEATH BENEFIT OPTION 1

                Premiums             Death Benefit
               Accumulated      Gross Annual Investment             Total Account Value              Cash Surrender Value
                   at                  Return of                Annual Investment Return of      Annual Investment Return of
Policy         5% Interest --------------------------------- --------------------------------- --------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ----------
 1                 4,410    250,000    250,000     250,000      1,807      1,977       2,149          0          0          0
 2                 9,041    250,000    250,000     250,000      3,592      4,049       4,530        280        737      1,218
 3                13,903    250,000    250,000     250,000      5,163      6,024       6,968      1,851      2,712      3,656
 4                19,008    250,000    250,000     250,000      6,513      7,888       9,459      3,201      4,576      6,147
 5                24,368    250,000    250,000     250,000      7,632      9,621      11,997      4,320      6,309      8,685
 6                29,996    250,000    250,000     250,000      8,490     11,186      14,556      5,482      8,178     11,548
 7                35,906    250,000    250,000     250,000      9,064     12,551      17,118      6,387      9,874     14,441
 8                42,112    250,000    250,000     250,000      9,316     13,665      19,645      6,970     11,319     17,299
 9                48,627    250,000    250,000     250,000      9,197     14,466      22,089      7,182     12,451     20,074
10                55,469    250,000    250,000     250,000      8,660     14,889      24,399      6,976     13,205     22,715
15                95,161          0    250,000     250,000          0      9,055      32,140          0      9,027     32,112
20               145,821          0          0     250,000          0          0      23,473          0          0     23,473
25               210,477          0          0           0          0          0           0          0          0          0
30               292,995          0          0           0          0          0           0          0          0          0
10 (Age 65)       55,469    250,000    250,000     250,000      8,660     14,889      24,399      6,976     13,205     22,715

(1) Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.

If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated.

The investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the policy owner's allocations, and the Fund's rate of return. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                       THIS PAGE INTENTIONALLY LEFT BLANK

                                               FINANCIAL STATEMENTS

                                              VARIABLE LIFE ACCOUNT B

                                                       Index


                                                                                        Page
Statement of Assets and Liabilities.....................................................S-2

Statements of Operations and Changes in Net Assets......................................S-5

Notes to Financial Statements...........................................................S-6

Independent Auditors Report.............................................................S-19

Aetna Life Insurance and Annuity Company Variable Life Account B

Statement of Assets and Liabilities -- December 31, 1999


ASSETS:
Investments, at net asset value: (Note 1)

                                                                                                   Total
                                                                Shares            Cost            Assets
                                                              ---------      ------------      ------------
 Aetna Ascent VP                                                210,193      $  3,021,614      $  3,136,076
 Aetna Balanced VP, Inc.                                      1,840,829        28,411,306        28,661,711
 Aetna Bond VP                                                1,585,677        20,656,384        19,297,688
 Aetna Crossroads VP                                            173,950         2,335,123         2,395,290
 Aetna Growth and Income VP                                   5,612,663       185,527,276       172,252,616
 Aetna Growth VP                                                  3,353            52,285            58,067
 Aetna Index Plus Large Cap VP                                  984,575        18,690,522        20,548,071
 Aetna Legacy VP                                                 89,319         1,115,863         1,115,594
 Aetna Money Market VP                                        2,865,679        38,252,424        38,443,372
 Aetna Small Company VP                                          38,381           525,384           634,048
 Aetna Value Opportunity VP                                       8,229           130,042           135,120
 Fidelity Investments Variable Insurance Products Fund:
  Equity-Income Portfolio                                     1,233,869        30,324,637        31,722,779
  Growth Portfolio                                              370,659        16,510,133        20,360,310
  High Income Portfolio                                          95,391         1,092,091         1,078,868
  Overseas Portfolio                                            165,315         3,310,781         4,536,234
 Fidelity Investments Variable Insurance Products Fund II:
  Asset Manager Portfolio                                        92,841         1,602,587         1,733,346
  Contrafund Portfolio                                          996,741        22,982,190        29,054,986
 Janus Aspen Series:
  Aggressive Growth Portfolio                                   962,665        45,420,154        57,461,476
  Balanced Portfolio                                            800,621        18,485,162        22,353,327
  Flexible Income Portfolio                                       5,978            69,472            68,267
  Growth Portfolio                                            1,017,622        26,378,071        34,242,981
  Worldwide Growth Portfolio                                  1,381,919        46,635,796        65,986,620
 MFS Variable Insurance Trust:
  Total Return Series                                               639            11,219            11,344
  World Government Series                                           198             2,000             1,984
 Oppenheimer Funds:
  Aggressive Growth Fund                                          8,969           728,396           738,203
  Global Securities Fund                                         19,315           516,931           645,319
  Growth & Income Fund                                           12,694           303,537           312,661
  Strategic Bond Fund                                           264,204         1,274,694         1,313,094
 Portfolio Partners Inc. (PPI):
  PPI MFS Emerging Equities Portfolio                           419,434        28,129,870        34,741,713
  PPI MFS Research Growth Portfolio                           1,075,876        13,315,190        15,901,444
  PPI MFS Value Equity Portfolio                                 53,473         2,451,631         2,928,730
  PPI Scudder International Growth Portfolio                    959,535        21,745,757        24,458,534
  PPI T. Rowe Price Growth Equity Portfolio                      36,443         1,968,414         2,405,261
                                                                             ------------      ------------
TOTAL ASSETS                                                                 $581,976,936      $638,735,134
                                                                             ============      ============
Net assets represented by:

Policyholders' account values: (Notes 1 and 5)
 Aetna Ascent VP
  Policyholders' account values .........................................................      $  3,136,076
 Aetna Balanced VP, Inc.
  Policyholders' account values .........................................................        28,661,711


See accompanying notes to financial statements.

Aetna Life Insurance and Annuity Company Variable Life Account B

 Aetna Bond VP
  Policyholders' account values ........................     $19,297,688
 Aetna Crossroads VP
  Policyholders' account values ........................       2,395,290
 Aetna Growth and Income VP
  Policyholders' account values ........................     172,252,616
 Aetna Growth VP
  Policyholders' account values ........................          58,067
 Aetna Index Plus Large Cap VP
  Policyholders' account values ........................      20,548,071
 Aetna Legacy VP
  Policyholders' account values ........................       1,115,594
 Aetna Money Market VP
  Policyholders' account values ........................      38,443,372
 Aetna Small Company VP
  Policyholders' account values ........................         634,048
 Aetna Value Opportunity VP
  Policyholders' account values ........................         135,120
 Fidelity Investments Variable Insurance Products Fund:
  Equity-Income Portfolio
   Policyholders' account values .......................      31,722,779
  Growth Portfolio
   Policyholders' account values .......................      20,360,310
  High Income Portfolio
   Policyholders' account values .......................       1,078,868
  Overseas Portfolio
   Policyholders' account values .......................       4,536,234
 Fidelity Investments Variable Insurance Products Fund II:
  Asset Manager Portfolio
   Policyholders' account values .......................       1,733,346
  Contrafund Portfolio
   Policyholders' account values .......................      29,054,986
 Janus Aspen Series:
  Aggressive Growth Portfolio
   Policyholders' account values .......................      57,461,476
  Balanced Portfolio
   Policyholders' account values .......................      22,353,327
  Flexible Income Portfolio
   Policyholders' account values .......................          68,267
  Growth Portfolio
   Policyholders' account values .......................      34,242,981
 Worldwide Growth Portfolio
   Policyholders' account values .......................      65,986,620
 MFS Variable Insurance Trust:
  Total Return Series
   Policyholders' account values .......................          11,344
  World Government Series
   Policyholders' account values .......................           1,984
 Oppenheimer Funds:
  Aggressive Growth Fund
   Policyholders' account values .......................         738,203

See accompanying notes to financial statements.

Aetna Life Insurance and Annuity Company Variable Life Account B

  Global Securities Fund
   Policyholders' account values .........      $    645,319
  Growth & Income Fund
   Policyholders' account values .........           312,661
  Strategic Bond Fund
   Policyholders' account values .........         1,313,094
 Portfolio Partners Inc. (PPI):
  PPI MFS Emerging Equities Portfolio
   Policyholders' account values .........        34,741,713
  PPI MFS Research Growth Portfolio
   Policyholders' account values .........        15,901,444
  PPI MFS Value Equity Portfolio
   Policyholders' account values .........         2,928,730
  PPI Scudder International Growth Portfolio
   Policyholders' account values .........        24,458,534
  PPI T. Rowe Price Growth Equity Portfolio
   Policyholders' account values .........         2,405,261
                                                ------------
                                                $638,735,134
                                                ============


See accompanying notes to financial statements.

Aetna Life Insurance and Annuity Company Variable Life Account B

Statements of Operations and Changes in Net Assets

                                                                                Year Ended December 31,
                                                                       1999               1998               1997
                                                                       ----               ----               ----
INVESTMENT INCOME:
Income: (Notes 1, 3 and 5)
 Dividends ...................................................    $   48,867,068     $  43,340,466      $  35,222,623
Expenses: (Notes 2 and 5)
 Valuation period deduction ..................................        (5,991,275)       (4,390,578)        (2,713,203)
                                                                  --------------     -------------      -------------
Net Investment Income ........................................        42,875,793        38,949,888         32,509,420
                                                                  --------------     -------------      -------------
NET REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS:
Net realized gain on sales of investments: (Notes 1, 4 and 5)
 Proceeds from sales .........................................       874,382,151       481,590,756        260,329,704
 Cost of investments sold ....................................       793,957,391       454,360,016        245,858,726
                                                                  --------------     -------------      -------------
  Net realized gain ..........................................        80,424,760        27,230,740         14,470,978
Net unrealized gain on investments: (Note 5)
 Beginning of year ...........................................        29,609,254        16,987,228         14,132,669
 End of year .................................................        56,758,198        29,609,254         16,987,228
                                                                  --------------     -------------      -------------
  Net change in unrealized gain ..............................        27,148,944        12,622,026          2,854,559
                                                                  --------------     -------------      -------------
Net realized and unrealized gain on investments ..............       107,573,704        39,852,766         17,325,537
                                                                  --------------     -------------      -------------
Net increase in net assets resulting from operations .........       150,449,497        78,802,654         49,834,957
                                                                  --------------     -------------      -------------
INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM UNIT TRANSACTIONS:
Variable life premium payments ...............................       135,305,924       171,088,399        127,736,110
Transfers to the Company for monthly deductions ..............       (32,799,767)      (29,899,398)       (21,545,914)
Redemptions by policyholders .................................      (162,896,593)      (15,359,273)       (24,062,185)
Transfers on account of policy loans .........................        (4,913,122)       (4,006,080)        (2,875,077)
Other ........................................................           779,888          (342,142)           263,373
                                                                  --------------     -------------      -------------
Net increase (decrease) in net assets resulting from unit
 transactions (Note 5) .......................................       (64,523,670)      121,481,506         79,516,307
                                                                  --------------     -------------      -------------
Net changes in net assets ....................................        85,925,827       200,284,160        129,351,264
NET ASSETS:
Beginning of period ..........................................       552,809,307       352,525,147        223,173,883
                                                                  --------------     -------------      -------------
End of period ................................................    $  638,735,134     $ 552,809,307      $ 352,525,147
                                                                  ==============     =============      =============


See accompanying notes to financial statements.

Aetna Life Insurance and Annuity Company Variable Life Account B

Notes to Financial Statements -- December 31, 1999

1. Summary of Significant Accounting Policies & Account Information

   Variable Life Account B (the "Account") is a separate account established by Aetna Life Insurance and Annuity Company (the "Company") and is registered under the Investment Company Act of 1940 as a unit investment trust. The Account is sold exclusively for use with variable life insurance product contracts as defined under the Internal Revenue Code of 1986, as amended. The Variable Account consists of eight products which are listed below.

   o Aetna Vest
   o Aetna Vest II
   o Aetna Vest Plus
   o Aetna Vest Estate Protector
   o Aetna Vest Estate Protector II
   o Corporate Specialty Market
   o Corporate Specialty Market II
   o NYSUT Individual Life

   Effective October 1, 1998, Aetna Life Insurance Company and Aetna Life Insurance & Annuity Company contracted the administrative servicing obligations to its individual variable life business to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LLANY). Although the Company is responsible for all policy terms and conditions, Lincoln Life and LLANY are responsible for servicing the individual life contracts, including the payment of benefits, oversight of investment management and contract administration. The assets of the Variable Account are owned by Lincoln Life. The portion of the Variable Account's assets supporting the variable life policies may not be used to satisfy liabilities arising out of any other business of Lincoln Life.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Account.


   a. Valuation of Investments
   Investments in the following funds are stated at the closing net asset value per share as determined by each fund on December 31, 1999:

   Aetna Ascent VP                             Janus Aspen Series:
   Aetna Balanced VP, Inc.                     o Aggressive Growth Portfolio
   Aetna Bond VP                               o Balanced Portfolio
   Aetna Crossroads VP                         o Flexible Income Portfolio
   Aetna Growth and Income VP                  o Growth Portfolio
   Aetna Growth VP                             o Worldwide Growth Portfolio
   Aetna Index Plus Large Cap VP               MFS Variable Insurance Trust:
   Aetna Legacy VP                             o Total Return Series
   Aetna Money Market VP                       o World Government Series
   Aetna Small Company VP                      Oppenheimer Funds:
   Aetna Value Opportunity VP                  o Aggressive Growth Fund
   Fidelity Investments                        o Global Securities Fund
   Insurance Products Fund:                    o Growth & Income Fund
   o Equity-Income Portfolio                   o Strategic Bond Fund
   o Growth Portfolio                          Portfolio Partners Inc. (PPI):
   o High Income Portfolio                     o PPI MFS Emerging Equities Portfolio
   o Overseas Portfolio                        o PPI MFS Research Growth Portfolio
   Fidelity Investments Variable Insurance     o PPI MFS Value Equity Portfolio
   Products Fund II:                           o PPI Scudder International Growth Portfolio
   o Asset Manager Portfolio                   o PPI T. Rowe Price Growth Equity Portfolio
   o Contrafund Portfolio

Aetna Life Insurance and Annuity Company Variable Life Account B

   b. Other
   Investment transactions are accounted for on a trade date basis and dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by specific identification.

   c. Federal Income Taxes
   The operation of the Account form a part of, and are taxed with, the total operations of the Company which is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended. The Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code. Under current federal income tax law, no federal income taxes are payable with respect to the Variable Account's net investment income and the net realized gain on investments.


2. Mortality & Expense Guarantees & Other Transactions with Affiliates

   The Company charges each variable sub-account for mortality and expense risk. The amount charged is deducted daily at rates per year specified in each policy.

   The Company deducts a premium load from each premium payment to cover administration expenses, state taxes, and Federal income tax liabilities. The percentage deducted from each premium payment is specified in each policy.

   The Company charges monthly administrative fees for items such as underwriting and issuance, premium billing and collection, policy value calculation, confirmations and periodic reports. The amount of the monthly administrative fees are specified in each policy.

   The Company charges a monthly deduction for the cost of insurance and any charges for supplemental riders. The cost of insurance charge is equal to the amount at risk multiplied by a monthly cost of insurance rate. The cost of insurance rate is variable and is based on the insured's issue age, sex (where permitted by law), number of policy years elapsed and premium class.

   Under certain circumstances, the Company reserves the right to charge a transfer fee between sub-accounts. The amount of the transfer fee is specified in each policy.

   The Company, upon full surrender of a policy, may charge a surrender charge. This charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. The amount of the surrender charge, if any, will depend on the specified amount, insured's age, risk class and sex (where permitted by law). The maximum surrender charges are included in each policy and are in compliance with each state's nonforfeiture law.


3. Dividend Income

   On an annual basis, the underlying mutual funds in which the Account invests distribute substantially all of their taxable income and realized capital gains to their shareholders. Distributions paid to the Account are automatically reinvested in shares of the underlying mutual funds. The Account's proportionate share of each underlying mutual fund's undistributed net investment income and accumulated net realized gain
   (loss) on investments is included in net unrealized gain (loss) on investments in the Statements of Operations and Changes in Net Assets of the Account.


4. Purchases and Sales of Investments

   The cost of purchases and proceeds from sales of investments other than short-term investments for the years ended December 31, 1999, 1998 and 1997 aggregated $852,734,274 and $874,382,151, $642,022,151 and $481,590,756,
   and $372,335,431 and $260,329,704, respectively.

Aetna Life Insurance and Annuity Company Variable Life Account B

5. Supplemental Information to Statements of Operations and Changes in Net Assets

---------------------------------------------------------------------------------------------------------
Year Ended December 31, 1999
                                                                                Valuation     Proceeds
                                                                                  Period        from
                                                              Dividends         Deductions      Sales
---------------------------------------------------------------------------------------------------------
Aetna Ascent VP:                                            $    207,334        ($27,423)    $   797,996
Policyholders' account values
---------------------------------------------------------------------------------------------------------
Aetna Balanced VP, Inc.                                        4,927,154        (362,224)     24,237,521
Policyholders' account values
---------------------------------------------------------------------------------------------------------
Aetna Bond VP                                                  1,443,656        (280,638)     18,417,017
Policyholders' account values
---------------------------------------------------------------------------------------------------------
Aetna Crossroads VP                                              150,412         (21,636)        728,894
Policyholders' account values
---------------------------------------------------------------------------------------------------------
Aetna Growth and Income VP                                    30,198,699      (1,580,938)     32,617,948
Policyholders' account values
---------------------------------------------------------------------------------------------------------
Aetna Growth VP(1)                                                 3,015         (34,261)      5,715,725
Policyholders' account values
---------------------------------------------------------------------------------------------------------
Aetna Index Plus Large Cap VP                                    881,321        (196,915)     14,299,931
Policyholders' account values
---------------------------------------------------------------------------------------------------------
Aetna Legacy VP                                                   62,497          (9,474)        227,116
Policyholders' account values
---------------------------------------------------------------------------------------------------------
Aetna Money Market VP                                          1,696,087        (398,471)    240,430,804
Policyholders' account values
---------------------------------------------------------------------------------------------------------
Aetna Small Company VP                                             8,993         (28,237)      4,384,995
Policyholders' account values
---------------------------------------------------------------------------------------------------------
Aetna Value Opportunity VP                                         6,310            (991)         96,462
Policyholders' account values
---------------------------------------------------------------------------------------------------------
Fidelity Investments Variable Insurance Products Fund:
Equity-Income Portfolio                                        1,764,504        (369,449)     17,136,392
Policyholders' account values
---------------------------------------------------------------------------------------------------------
Growth Portfolio                                               2,197,635        (205,229)     16,307,193
Policyholders' account values
---------------------------------------------------------------------------------------------------------
High Income Portfolio                                             62,986          (7,432)        326,086
Policyholders' account values
---------------------------------------------------------------------------------------------------------
Overseas Portfolio                                               125,931         (32,249)      1,315,907
Policyholders' account values
---------------------------------------------------------------------------------------------------------
Fidelity Investments Variable Insurance Products Fund II:
Asset Manager Portfolio                                          232,267         (29,020)      2,871,385
Policyholders' account values
---------------------------------------------------------------------------------------------------------
Contrafund Portfolio                                           1,565,873        (381,504)     26,236,688
Policyholders' account values
---------------------------------------------------------------------------------------------------------
Janus Aspen Series:
Aggressive Growth Portfolio                                    1,087,970        (302,514)    130,280,210
Policyholders' account values
---------------------------------------------------------------------------------------------------------
Balanced Portfolio                                               550,807        (265,810)     17,853,236
Policyholders' account values
=========================================================================================================

---------------------------------------------------------------------------------------------------------------------------
Year Ended December 31, 1999
                                                                                                    Net Unrealized
                                                                                                      Gain (Loss)
                                                               Cost of           Net                  -----------
                                                             Investments       Realized        Beginning         End
                                                                 Sold        Gain (Loss)       of Period      of Period
---------------------------------------------------------------------------------------------------------------------------
Aetna Ascent VP:                                            $     774,178   $      23,818        ($53,438)  $      114,462
Policyholders' account values
---------------------------------------------------------------------------------------------------------------------------
Aetna Balanced VP, Inc.                                        25,666,801      (1,429,280)        (88,169)         250,405
Policyholders' account values
---------------------------------------------------------------------------------------------------------------------------
Aetna Bond VP                                                  18,670,143        (253,126)        (21,056)      (1,358,696)
Policyholders' account values
---------------------------------------------------------------------------------------------------------------------------
Aetna Crossroads VP                                               729,509            (615)        (13,664)          60,167
Policyholders' account values
---------------------------------------------------------------------------------------------------------------------------
Aetna Growth and Income VP                                     29,355,401       3,262,547      (6,059,944)     (13,274,660)
Policyholders' account values
---------------------------------------------------------------------------------------------------------------------------
Aetna Growth VP(1)                                              5,103,503         612,222               -            5,782
Policyholders' account values
---------------------------------------------------------------------------------------------------------------------------
Aetna Index Plus Large Cap VP                                  11,770,545       2,529,386       1,027,911        1,857,549
Policyholders' account values
---------------------------------------------------------------------------------------------------------------------------
Aetna Legacy VP                                                   226,972             144          (9,107)            (269)
Policyholders' account values
---------------------------------------------------------------------------------------------------------------------------
Aetna Money Market VP                                         240,018,029         412,775         267,256          190,948
Policyholders' account values
---------------------------------------------------------------------------------------------------------------------------
Aetna Small Company VP                                          3,960,970         424,025         (23,492)         108,664
Policyholders' account values
---------------------------------------------------------------------------------------------------------------------------
Aetna Value Opportunity VP                                         76,961          19,501          12,485            5,078
Policyholders' account values
---------------------------------------------------------------------------------------------------------------------------
Fidelity Investments Variable Insurance Products Fund:
Equity-Income Portfolio                                        15,738,454       1,397,938       2,106,941        1,398,142
Policyholders' account values
---------------------------------------------------------------------------------------------------------------------------
Growth Portfolio                                               12,435,135       3,872,058       3,937,336        3,850,177
Policyholders' account values
---------------------------------------------------------------------------------------------------------------------------
High Income Portfolio                                             352,715         (26,629)        (22,754)         (13,223)
Policyholders' account values
---------------------------------------------------------------------------------------------------------------------------
Overseas Portfolio                                              1,200,968         114,939         190,775        1,225,453
Policyholders' account values
---------------------------------------------------------------------------------------------------------------------------
Fidelity Investments Variable Insurance Products Fund II:
Asset Manager Portfolio                                         2,692,023         179,362         266,952          130,759
Policyholders' account values
---------------------------------------------------------------------------------------------------------------------------
Contrafund Portfolio                                           20,796,590       5,440,098       5,961,343        6,072,796
Policyholders' account values
---------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series:
Aggressive Growth Portfolio                                   109,911,278      20,368,932       3,818,015       12,041,322
Policyholders' account values
---------------------------------------------------------------------------------------------------------------------------
Balanced Portfolio                                             12,910,893       4,942,343       3,434,432        3,868,165
Policyholders' account values
===========================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
Year Ended December 31, 1999
                                                               Net               Net Increase                  Net Assets
                                                            Change in            (Decrease) in       ------------------------------
                                                            Unrealized        Net Assets Resulting     Beginning          End
                                                            Gain (Loss)      From Unit Transactions    of Period       of Period
-----------------------------------------------------------------------------------------------------------------------------------
Aetna Ascent VP:                                           $     167,900             ($13,121)
Policyholders' account values                                                                        $   2,777,568   $   3,136,076
-----------------------------------------------------------------------------------------------------------------------------------
Aetna Balanced VP, Inc.                                          338,574           (8,902,224)
Policyholders' account values                                                                           34,089,711      28,661,711
-----------------------------------------------------------------------------------------------------------------------------------
Aetna Bond VP                                                 (1,337,640)         (10,250,586)
Policyholders' account values                                                                           29,976,022      19,297,688
-----------------------------------------------------------------------------------------------------------------------------------
Aetna Crossroads VP                                               73,831              137,429
Policyholders' account values                                                                            2,055,869       2,395,290
-----------------------------------------------------------------------------------------------------------------------------------
Aetna Growth and Income VP                                    (7,214,716)          (9,143,942)
Policyholders' account values                                                                          156,730,966     172,252,616
-----------------------------------------------------------------------------------------------------------------------------------
Aetna Growth VP(1)                                                 5,782             (528,691)
Policyholders' account values                                                                                    -          58,067
-----------------------------------------------------------------------------------------------------------------------------------
Aetna Index Plus Large Cap VP                                    829,638            3,159,014
Policyholders' account values                                                                           13,345,627      20,548,071
-----------------------------------------------------------------------------------------------------------------------------------
Aetna Legacy VP                                                    8,838               45,676
Policyholders' account values                                                                            1,007,913       1,115,594
-----------------------------------------------------------------------------------------------------------------------------------
Aetna Money Market VP                                            (76,308)             143,868
Policyholders' account values                                                                           36,665,421      38,443,372
-----------------------------------------------------------------------------------------------------------------------------------
Aetna Small Company VP                                           132,156             (890,290)
Policyholders' account values                                                                              987,401         634,048
-----------------------------------------------------------------------------------------------------------------------------------
Aetna Value Opportunity VP                                        (7,407)              61,807
Policyholders' account values                                                                               55,900         135,120
-----------------------------------------------------------------------------------------------------------------------------------
Fidelity Investments Variable Insurance Products Fund:
Equity-Income Portfolio                                         (708,799)          (7,091,968)
Policyholders' account values                                                                           36,730,553      31,722,779
-----------------------------------------------------------------------------------------------------------------------------------
Growth Portfolio                                                 (87,159)          (4,688,720)
Policyholders' account values                                                                           19,271,725      20,360,310
-----------------------------------------------------------------------------------------------------------------------------------
High Income Portfolio                                              9,531              804,059
Policyholders' account values                                                                              236,353       1,078,868
-----------------------------------------------------------------------------------------------------------------------------------
Overseas Portfolio                                             1,034,678              178,105
Policyholders' account values                                                                            3,114,830       4,536,234
-----------------------------------------------------------------------------------------------------------------------------------
Fidelity Investments Variable Insurance Products Fund II:
Asset Manager Portfolio                                         (136,193)          (1,643,684)
Policyholders' account values                                                                            3,130,614       1,733,346
-----------------------------------------------------------------------------------------------------------------------------------
Contrafund Portfolio                                             111,453          (16,110,899)
Policyholders' account values                                                                           38,429,965      29,054,986
-----------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series:
Aggressive Growth Portfolio                                    8,223,307            4,654,782
Policyholders' account values                                                                           23,428,999      57,461,476
-----------------------------------------------------------------------------------------------------------------------------------
Balanced Portfolio                                               433,733           (4,727,822)
Policyholders' account values                                                                           21,420,076      22,353,327
===================================================================================================================================

Aetna Life Insurance and Annuity Company Variable Life Account B

5. Supplemental Information to Statements of Operations and Changes in Net Assets (continued):

----------------------------------------------------------------------------------------------
Year Ended December 31, 1999
                                                                Valuation         Proceeds
                                                                  Period            from
                                               Dividends        Deductions          Sales
----------------------------------------------------------------------------------------------
Flexible Income Portfolio (2)                 $     5,337            ($658)     $    122,746
Policyholders' account values
----------------------------------------------------------------------------------------------
Growth Portfolio                                  202,497         (257,076)       21,130,544
Policyholders' account values
----------------------------------------------------------------------------------------------
Worldwide Growth Portfolio                         96,897         (512,954)       56,371,577
Policyholders' account values
----------------------------------------------------------------------------------------------
MFS Variable Insurance Trust:
Total Return Series (3)                                26               (6)            1,588
Policyholders' account values
----------------------------------------------------------------------------------------------
World Government Series (4)                            --               (1)               --
Policyholders' account values
----------------------------------------------------------------------------------------------
Oppenheimer Funds:
Aggressive Growth Fund (5)                             --              (45)               22
Policyholders' account values
----------------------------------------------------------------------------------------------
Global Securities Fund                             12,736           (3,636)          751,030
Policyholders' account values
----------------------------------------------------------------------------------------------
Growth & Income Fund                                1,424           (2,052)          710,579
Policyholders' account values
----------------------------------------------------------------------------------------------
Strategic Bond Fund                                40,196          (11,335)        1,349,254
Policyholders' account values
----------------------------------------------------------------------------------------------
Portfolio Partners Inc. (PPI):
PPI MFS Emerging Equities Portfolio               329,059         (312,763)       92,317,033
Policyholders' account values
----------------------------------------------------------------------------------------------
PPI MFS Research Growth Portfolio                  26,665         (127,616)       11,385,569
Policyholders' account values
----------------------------------------------------------------------------------------------
PPI MFS Value Equity Portfolio                     39,629          (11,919)        1,177,567
Policyholders' account values
----------------------------------------------------------------------------------------------
PPI Scudder International Growth Portfolio        885,006         (199,531)      134,290,559
Policyholders' account values
----------------------------------------------------------------------------------------------
PPI T. Rowe Price Growth Equity Portfolio          54,145          (17,268)          492,577
Policyholders' account values
----------------------------------------------------------------------------------------------
Total Variable Life Account B                 $48,867,068      ($5,991,275)     $874,382,151
==============================================================================================

------------------------------------------------------------------------------------------------------------------------
Year Ended December 31, 1999
                                                                                   Net Unrealized
                                                                                     Gain (Loss)               Net
                                                 Cost of           Net               -----------            Change in
                                               Investments      Realized      Beginning         End        Unrealized
                                                   Sold        Gain (Loss)    of Period      of Period     Gain (Loss)
------------------------------------------------------------------------------------------------------------------------
Flexible Income Portfolio (2)                 $    124,997        ($2,251)   $         -        ($1,205)       ($1,205)
Policyholders' account values
------------------------------------------------------------------------------------------------------------------------
Growth Portfolio                                15,320,528      5,810,016      3,730,121      7,864,910      4,134,789
Policyholders' account values
------------------------------------------------------------------------------------------------------------------------
Worldwide Growth Portfolio                      42,528,486     13,843,091      5,492,542     19,350,824     13,858,282
Policyholders' account values
------------------------------------------------------------------------------------------------------------------------
MFS Variable Insurance Trust:
Total Return Series (3)                              1,601            (13)            --            125            125
Policyholders' account values
------------------------------------------------------------------------------------------------------------------------
World Government Series (4)                             --             --             --            (16)           (16)
Policyholders' account values
------------------------------------------------------------------------------------------------------------------------
Oppenheimer Funds:
Aggressive Growth Fund (5)                              20              2             --          9,807          9,807
Policyholders' account values
------------------------------------------------------------------------------------------------------------------------
Global Securities Fund                             654,790         96,240         19,272        128,388        109,116
Policyholders' account values
------------------------------------------------------------------------------------------------------------------------
Growth & Income Fund                               654,333         56,246         11,048          9,124         (1,924)
Policyholders' account values
------------------------------------------------------------------------------------------------------------------------
Strategic Bond Fund                              1,342,562          6,692         16,740         38,400         21,660
Policyholders' account values
------------------------------------------------------------------------------------------------------------------------
Portfolio Partners Inc. (PPI):
PPI MFS Emerging Equities Portfolio             82,923,450      9,393,583      3,702,269      6,611,843      2,909,574
Policyholders' account values
------------------------------------------------------------------------------------------------------------------------
PPI MFS Research Growth Portfolio               10,005,001      1,380,568        974,898      2,586,254      1,611,356
Policyholders' account values
------------------------------------------------------------------------------------------------------------------------
PPI MFS Value Equity Portfolio                     900,465        277,102         82,622        477,099        394,477
Policyholders' account values
------------------------------------------------------------------------------------------------------------------------
PPI Scudder International Growth Portfolio     126,685,605      7,604,954        698,227      2,712,777      2,014,550
Policyholders' account values
------------------------------------------------------------------------------------------------------------------------
PPI T. Rowe Price Growth Equity Portfolio          424,485         68,092        149,693        436,847        287,154
Policyholders' account values
------------------------------------------------------------------------------------------------------------------------
Total Variable Life Account B                 $793,957,391    $80,424,760    $29,609,254    $56,758,198    $27,148,944
========================================================================================================================

---------------------------------------------------------------------------------------------------
Year Ended December 31, 1999
                                                   Net Increase                  Net Assets
                                                   (Decrease) in                 ----------
                                               Net Assets Resulting      Beginning          End
                                             From Unit Transactions      of Period       of Period
---------------------------------------------------------------------------------------------------
Flexible Income Portfolio (2)                      $     67,044
Policyholders' account values                                          $          -    $     68,267
---------------------------------------------------------------------------------------------------
Growth Portfolio                                        950,511
Policyholders' account values                                            23,402,244      34,242,981
---------------------------------------------------------------------------------------------------
Worldwide Growth Portfolio                           (4,853,866)
Policyholders' account values                                            43,555,170      65,986,620
---------------------------------------------------------------------------------------------------
MFS Variable Insurance Trust:
Total Return Series (3)                                  11,212
Policyholders' account values                                                    --          11,344
---------------------------------------------------------------------------------------------------
World Government Series (4)                               2,001
Policyholders' account values                                                    --           1,984
---------------------------------------------------------------------------------------------------
Oppenheimer Funds:
Aggressive Growth Fund (5)                              728,439
Policyholders' account values                                                    --         738,203
---------------------------------------------------------------------------------------------------
Global Securities Fund                                  113,811
Policyholders' account values                                               317,052         645,319
---------------------------------------------------------------------------------------------------
Growth & Income Fund                                    183,796
Policyholders' account values                                                75,171         312,661
---------------------------------------------------------------------------------------------------
Strategic Bond Fund                                     544,409
Policyholders' account values                                               711,472       1,313,094
---------------------------------------------------------------------------------------------------
Portfolio Partners Inc. (PPI):
PPI MFS Emerging Equities Portfolio                  (8,310,862)
Policyholders' account values                                            30,733,122      34,741,713
---------------------------------------------------------------------------------------------------
PPI MFS Research Growth Portfolio                     1,275,501
Policyholders' account values                                            11,734,970      15,901,444
---------------------------------------------------------------------------------------------------
PPI MFS Value Equity Portfolio                        1,424,018
Policyholders' account values                                               805,423       2,928,730
---------------------------------------------------------------------------------------------------
PPI Scudder International Growth Portfolio           (2,509,255)
Policyholders' account values                                            16,662,810      24,458,534
---------------------------------------------------------------------------------------------------
PPI T. Rowe Price Growth Equity Portfolio               656,778
Policyholders' account values                                             1,356,360       2,405,261
---------------------------------------------------------------------------------------------------
Total Variable Life Account B                     ($ 64,523,670)       $552,809,307    $638,735,134
===================================================================================================

(1) - Reflects less than a full year of activity. Funds were first received in this option during January 1999.

(2) - Reflects less than a full year of activity. Funds were first received in this option during February 1999.

(3) - Reflects less than a full year of activity. Funds were first received in this option during March 1999.

(4) - Reflects seed money. No funds have been received for this option.

(5) - Reflects less than a full year of activity. Funds were first received in this option during December 1999.

Aetna Life Insurance and Annuity Company Variable Life Account B

5. Supplemental Information to Statements of Operations and Changes in Net Assets (continued):

---------------------------------------------------------------------------------------------------------
Year Ended December 31, 1998
                                                                              Valuation      Proceeds
                                                                                Period         from
                                                              Dividends       Deductions      Sales
---------------------------------------------------------------------------------------------------------
Aetna Ascent VP: (1)                                        $    129,523        ($22,620)  $     393,522
Policyholders' account values
---------------------------------------------------------------------------------------------------------
Aetna Balanced VP, Inc.: (2)                                   5,079,318        (289,232)      8,936,646
Policyholders' account values
---------------------------------------------------------------------------------------------------------
Aetna Bond VP: (3)                                             1,751,860        (257,828)      6,762,101
Policyholders' account values
---------------------------------------------------------------------------------------------------------
Aetna Crossroads VP: (4)                                          77,190         (14,622)        473,877
Policyholders' account values
---------------------------------------------------------------------------------------------------------
Aetna Growth and Income VP: (5)                               27,303,998      (1,392,329)     39,271,149
Policyholders' account values
---------------------------------------------------------------------------------------------------------
Aetna Index Plus Large Cap VP: (6)                               591,905         (73,086)      3,515,589
Policyholders' account values
---------------------------------------------------------------------------------------------------------
Aetna Legacy VP: (7)                                              44,001          (8,540)        377,983
Policyholders' account values
---------------------------------------------------------------------------------------------------------
Aetna Money Market VP: (8)                                       940,509        (288,392)    130,650,119
Policyholders' account values
---------------------------------------------------------------------------------------------------------
Aetna Small Company VP: (9)                                        8,723          (5,056)        362,699
Policyholders' account values
---------------------------------------------------------------------------------------------------------
Aetna Value Opportunity VP: (10)                                     298            (130)         44,207
Policyholders' account values
---------------------------------------------------------------------------------------------------------
Fidelity Investments Variable Insurance Products Fund:
Equity--Income Portfolio:                                      1,381,671        (281,139)      8,873,609
Policyholders' account values
---------------------------------------------------------------------------------------------------------
Growth Portfolio:                                              1,011,596        (128,591)      2,784,250
Policyholders' account values
---------------------------------------------------------------------------------------------------------
High Income Portfolio:                                                --          (1,531)         31,686
Policyholders' account values
---------------------------------------------------------------------------------------------------------
Overseas Portfolio:                                              141,761         (22,734)        562,478
Policyholders' account values
---------------------------------------------------------------------------------------------------------
Fidelity Investments Variable Insurance Products Fund II:
Asset Manager Portfolio:                                         329,918         (29,778)      2,518,344
Policyholders' account values
---------------------------------------------------------------------------------------------------------
Contrafund Portfolio:                                          1,313,979        (283,258)     12,306,538
Policyholders' account values
---------------------------------------------------------------------------------------------------------
Janus Aspen Series:
Aggressive Growth Portfolio:                                          --        (142,378)     19,717,643
Policyholders' account values
---------------------------------------------------------------------------------------------------------
Balanced Portfolio:                                              709,668        (145,407)      5,250,108
Policyholders' account values
---------------------------------------------------------------------------------------------------------
Growth Portfolio:                                              1,062,152        (162,916)      8,751,672
Policyholders' account values
=========================================================================================================

----------------------------------------------------------------------------------------------------------------------
Year Ended December 31, 1998
                                                                                                Net Unrealized
                                                                                                  Gain (Loss)
                                                               Cost of          Net               -----------
                                                             Investments      Realized     Beginning          End
                                                                 Sold       Gain (Loss)    of Period       of Period
----------------------------------------------------------------------------------------------------------------------
Aetna Ascent VP: (1)                                        $     353,120   $    40,402   $    27,927        ($53,438)
Policyholders' account values
----------------------------------------------------------------------------------------------------------------------
Aetna Balanced VP, Inc.: (2)                                    7,346,946     1,589,700     1,971,257         (88,169)
Policyholders' account values
----------------------------------------------------------------------------------------------------------------------
Aetna Bond VP: (3)                                              6,468,168       293,933       (12,114)        (21,056)
Policyholders' account values
----------------------------------------------------------------------------------------------------------------------
Aetna Crossroads VP: (4)                                          453,989        19,888         5,069         (13,664)
Policyholders' account values
----------------------------------------------------------------------------------------------------------------------
Aetna Growth and Income VP: (5)                                34,639,034     4,632,115     6,207,999      (6,059,944)
Policyholders' account values
----------------------------------------------------------------------------------------------------------------------
Aetna Index Plus Large Cap VP: (6)                              3,029,008       486,581       (23,927)      1,027,911
Policyholders' account values
----------------------------------------------------------------------------------------------------------------------
Aetna Legacy VP: (7)                                              360,207        17,776           618          (9,107)
Policyholders' account values
----------------------------------------------------------------------------------------------------------------------
Aetna Money Market VP: (8)                                    130,229,304       420,815        70,857         267,256
Policyholders' account values
----------------------------------------------------------------------------------------------------------------------
Aetna Small Company VP: (9)                                       395,417       (32,718)           --         (23,492)
Policyholders' account values
----------------------------------------------------------------------------------------------------------------------
Aetna Value Opportunity VP: (10)                                   44,499          (292)           --          12,485
Policyholders' account values
----------------------------------------------------------------------------------------------------------------------
Fidelity Investments Variable Insurance Products Fund:
Equity--Income Portfolio:                                       7,588,754     1,284,855     1,523,698       2,106,941
Policyholders' account values
----------------------------------------------------------------------------------------------------------------------
Growth Portfolio:                                               2,517,613       266,637       380,110       3,937,336
Policyholders' account values
----------------------------------------------------------------------------------------------------------------------
High Income Portfolio:                                             34,229        (2,543)           --         (22,754)
Policyholders' account values
----------------------------------------------------------------------------------------------------------------------
Overseas Portfolio:                                               539,506        22,972        (8,270)        190,775
Policyholders' account values
----------------------------------------------------------------------------------------------------------------------
Fidelity Investments Variable Insurance Products Fund II:
Asset Manager Portfolio:                                        2,406,138       112,206       281,699         266,952
Policyholders' account values
----------------------------------------------------------------------------------------------------------------------
Contrafund Portfolio:                                          10,124,110     2,182,428     1,505,359       5,961,343
Policyholders' account values
----------------------------------------------------------------------------------------------------------------------
Janus Aspen Series:
Aggressive Growth Portfolio:                                   17,285,188     2,432,455       844,868       3,818,015
Policyholders' account values
----------------------------------------------------------------------------------------------------------------------
Balanced Portfolio:                                             3,955,227     1,294,881       885,469       3,434,432
Policyholders' account values
----------------------------------------------------------------------------------------------------------------------
Growth Portfolio:                                               6,729,863     2,021,809     1,360,430       3,730,121
Policyholders' account values
======================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
Year Ended December 31, 1998
                                                                   Net            Net Increase                  Net Assets
                                                                Change in        (Decrease) in                  ----------
                                                               Unrealized     Net Assets Resulting       Beginning          End
                                                               Gain (Loss)   From Unit Transactions      of Period       of Period
------------------------------------------------------------------------------------------------------------------------------------
Aetna Ascent VP: (1)                                              ($81,365)       $    909,075
Policyholders' account values                                                                          $   1,802,553   $   2,777,568
------------------------------------------------------------------------------------------------------------------------------------
Aetna Balanced VP, Inc.: (2)                                    (2,059,426)          5,433,280
Policyholders' account values                                                                             24,336,071      34,089,711
------------------------------------------------------------------------------------------------------------------------------------
Aetna Bond VP: (3)                                                  (8,942)          7,092,195
Policyholders' account values                                                                             21,104,804      29,976,022
------------------------------------------------------------------------------------------------------------------------------------
Aetna Crossroads VP: (4)                                           (18,733)          1,281,854
Policyholders' account values                                                                                710,292       2,055,869
------------------------------------------------------------------------------------------------------------------------------------
Aetna Growth and Income VP: (5)                                (12,267,943)          6,076,102
Policyholders' account values                                                                            132,379,023     156,730,966
------------------------------------------------------------------------------------------------------------------------------------
Aetna Index Plus Large Cap VP: (6)                               1,051,838           9,326,844
Policyholders' account values                                                                              1,961,545      13,345,627
------------------------------------------------------------------------------------------------------------------------------------
Aetna Legacy VP: (7)                                                (9,725)            314,262
Policyholders' account values                                                                                650,139       1,007,913
------------------------------------------------------------------------------------------------------------------------------------
Aetna Money Market VP: (8)                                         196,399          15,075,889
Policyholders' account values                                                                             20,320,201      36,665,421
------------------------------------------------------------------------------------------------------------------------------------
Aetna Small Company VP: (9)                                        (23,492)          1,039,944
Policyholders' account values                                                                                     --         987,401
------------------------------------------------------------------------------------------------------------------------------------
Aetna Value Opportunity VP: (10)                                    12,485              43,539
Policyholders' account values                                                                                     --          55,900
------------------------------------------------------------------------------------------------------------------------------------
Fidelity Investments Variable Insurance Products Fund:
Equity--Income Portfolio:                                          583,243          13,578,473
Policyholders' account values                                                                             20,183,450      36,730,553
------------------------------------------------------------------------------------------------------------------------------------
Growth Portfolio:                                                3,557,226           7,444,713
Policyholders' account values                                                                              7,120,144      19,271,725
------------------------------------------------------------------------------------------------------------------------------------
High Income Portfolio:                                             (22,754)            263,181
Policyholders' account values                                                                                     --         236,353
------------------------------------------------------------------------------------------------------------------------------------
Overseas Portfolio:                                                199,045             984,072
Policyholders' account values                                                                              1,789,714       3,114,830
------------------------------------------------------------------------------------------------------------------------------------
Fidelity Investments Variable Insurance Products Fund II:
Asset Manager Portfolio:                                           (14,747)            198,288
Policyholders' account values                                                                              2,534,727       3,130,614
------------------------------------------------------------------------------------------------------------------------------------
Contrafund Portfolio:                                            4,455,984          10,540,804
Policyholders' account values                                                                             20,220,028      38,429,965
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series:
Aggressive Growth Portfolio:                                     2,973,147           5,763,410
Policyholders' account values                                                                             12,402,365      23,428,999
------------------------------------------------------------------------------------------------------------------------------------
Balanced Portfolio:                                              2,548,963           8,806,330
Policyholders' account values                                                                              8,205,641      21,420,076
------------------------------------------------------------------------------------------------------------------------------------
Growth Portfolio:                                                2,369,691           6,131,508
Policyholders' account values                                                                             11,980,000      23,402,244
====================================================================================================================================

Aetna Life Insurance and Annuity Company Variable Life Account B

5. Supplemental Information to Statements of Operations and Changes in Net Assets (continued):

-------------------------------------------------------------------------------------------
Year Ended December 31, 1998
                                                                 Valuation      Proceeds
                                                                  Period          from
                                                Dividends       Deductions        Sales
-------------------------------------------------------------------------------------------
Worldwide Growth Portfolio:                    $ 1,360,015       ($344,460)   $ 13,676,121
Policyholders' account values
-------------------------------------------------------------------------------------------
Global Securities Fund                                  --          (1,051)         10,993
Policyholders' account values
-------------------------------------------------------------------------------------------
Growth & Income Fund                                    --            (183)         65,110
Policyholders' account values
-------------------------------------------------------------------------------------------
Strategic Bond Fund                                    104          (2,331)        315,681
Policyholders' account values
-------------------------------------------------------------------------------------------
Portfolio Partners Inc. (PPI):
PPI MFS Emerging Equities Portfolio:                68,284        (239,521)    100,307,103
Policyholders' account values
-------------------------------------------------------------------------------------------
PPI MFS Research Growth Portfolio:                   2,113         (88,033)     22,358,392
Policyholders' account values
-------------------------------------------------------------------------------------------
PPI MFS Value Equity Portfolio:                        628          (2,334)        188,157
Policyholders' account values
-------------------------------------------------------------------------------------------
PPI Scudder International Growth Portfolio:         27,896        (158,883)     92,935,246
Policyholders' account values
-------------------------------------------------------------------------------------------
PPI T. Rowe Price Growth Equity Portfolio:           3,356          (4,215)        149,733
Policyholders' account values
-------------------------------------------------------------------------------------------
Total Variable Life Account B                  $43,340,466     ($4,390,578)   $481,590,756
===========================================================================================

-------------------------------------------------------------------------------------------------------------------------
Year Ended December 31, 1998
                                                                                     Net Unrealized
                                                                                       Gain (Loss)               Net
                                                  Cost of          Net                 -----------            Change in
                                                Investments      Realized        Beginning         End        Unrealized
                                                    Sold        Gain (Loss)      of Period      of Period    Gain (Loss)
-------------------------------------------------------------------------------------------------------------------------
Worldwide Growth Portfolio:                    $ 10,222,511     $ 3,453,610     $ 1,817,349    $ 5,492,542   $ 3,675,193
Policyholders' account values
-------------------------------------------------------------------------------------------------------------------------
Global Securities Fund                               12,018          (1,025)             --         19,272        19,272
Policyholders' account values
-------------------------------------------------------------------------------------------------------------------------
Growth & Income Fund                                 66,180          (1,070)             --         11,048        11,048
Policyholders' account values
-------------------------------------------------------------------------------------------------------------------------
Strategic Bond Fund                                 319,744          (4,063)             --         16,740        16,740
Policyholders' account values
-------------------------------------------------------------------------------------------------------------------------
Portfolio Partners Inc. (PPI):
PPI MFS Emerging Equities Portfolio:             97,276,639       3,030,464          42,515      3,702,269     3,659,754
Policyholders' account values
-------------------------------------------------------------------------------------------------------------------------
PPI MFS Research Growth Portfolio:               21,336,998       1,021,394         (86,245)       974,898     1,061,143
Policyholders' account values
-------------------------------------------------------------------------------------------------------------------------
PPI MFS Value Equity Portfolio:                     215,959         (27,802)             --         82,622        82,622
Policyholders' account values
-------------------------------------------------------------------------------------------------------------------------
PPI Scudder International Growth Portfolio:      90,246,159       2,689,087         192,560        698,227       505,667
Policyholders' account values
-------------------------------------------------------------------------------------------------------------------------
PPI T. Rowe Price Growth Equity Portfolio:          163,488         (13,755)             --        149,693       149,693
Policyholders' account values
-------------------------------------------------------------------------------------------------------------------------
Total Variable Life Account B                  $454,360,016     $27,230,740     $16,987,228    $29,609,254   $12,622,026
=========================================================================================================================

---------------------------------------------------------------------------------------------------
Year Ended December 31, 1998
                                                     Net Increase                 Net Assets
                                                     (Decrease) in                ----------
                                                 Net Assets Resulting    Beginning         End
                                               From Unit Transactions    of Period      of Period
---------------------------------------------------------------------------------------------------
Worldwide Growth Portfolio:                         $ 11,107,525
Policyholders' account values                                           $ 24,303,287   $ 43,555,170
---------------------------------------------------------------------------------------------------
Global Securities Fund                                   299,856
Policyholders' account values                                                     --        317,052
---------------------------------------------------------------------------------------------------
Growth & Income Fund                                      65,376
Policyholders' account values                                                     --         75,171
---------------------------------------------------------------------------------------------------
Strategic Bond Fund                                      701,022
Policyholders' account values                                                     --        711,472
---------------------------------------------------------------------------------------------------
Portfolio Partners Inc. (PPI):
PPI MFS Emerging Equities Portfolio:                   5,152,269
Policyholders' account values                                             19,061,872     30,733,122
---------------------------------------------------------------------------------------------------
PPI MFS Research Growth Portfolio:                     2,590,172
Policyholders' account values                                              7,148,181     11,734,970
---------------------------------------------------------------------------------------------------
PPI MFS Value Equity Portfolio:                          752,309
Policyholders' account values                                                     --        805,423
---------------------------------------------------------------------------------------------------
PPI Scudder International Growth Portfolio:             (712,067)
Policyholders' account values                                             14,311,110     16,662,810
---------------------------------------------------------------------------------------------------
PPI T. Rowe Price Growth Equity Portfolio:             1,221,281
Policyholders' account values                                                     --      1,356,360
---------------------------------------------------------------------------------------------------
Total Variable Life Account B                       $121,481,506        $352,525,147   $552,809,307
===================================================================================================

(1) - Effective May 1, 1998, Aetna Ascent Portfolio's name changed to Aetna Ascent VP.

(2) - Effective May 1, 1998, Aetna Investment Advisors Fund's name changed to Aetna Balanced Fund VP.

(3) - Effective May 1, 1998, Aetna Income Shares' name changed to Aetna Bond Fund VP.

(4) - Effective May 1, 1998, Aetna Crossroads Variable Portfolio's name changed to Aetna Crossroads VP.

(5) - Effective May 1, 1998, Aetna Variable Funds' name changed to Aetna Growth and Income VP.

(6) - Effective May 1, 1998, Aetna Variable Index Plus Portfolio's name changed to Aetna Index Plus Large Cap VP.

(7) - Effective May 1, 1998, Aetna Legacy Variable Portfolio's name changed to Aetna Legacy VP.

(8) - Effective May 1, 1998, Aetna Variable Encore Funds' name changed to Aetna Money Market VP.

(9) - Effective May 1, 1998, Aetna Variable Small Company Portfolio's name changed to Aetna Small Company VP.

(10)- Effective May 1, 1998, Aetna Variable Capital Appreciation Portfolio's name changed to Aetna Value Opportunity VP.

Aetna Life Insurance and Annuity Company Variable Life Account B

5. Supplemental Information to Statements of Operations and Changes in Net Assets (continued):

--------------------------------------------------------------------------------------------------
Year Ended December 31, 1997
                                                                       Valuation        Proceeds
                                                                         Period           from
                                                       Dividends       Deductions        Sales
--------------------------------------------------------------------------------------------------
Aetna Variable Fund:                                  $26,573,304      ($1,085,553)   $11,219,896
Policyholders' account values
--------------------------------------------------------------------------------------------------
Aetna Income Shares:                                    1,087,150         (148,230)     2,358,910
Policyholders' account values
--------------------------------------------------------------------------------------------------
Aetna Variable Encore Fund:                               372,968         (144,720)    74,201,538
Policyholders' account values
--------------------------------------------------------------------------------------------------
Aetna Investment Advisers Fund, Inc.:                   2,876,287         (185,443)     1,960,106
Policyholders' account values
--------------------------------------------------------------------------------------------------
Aetna Ascent Variable Portfolio:                          112,004          (11,360)     1,279,898
Policyholders' account values
--------------------------------------------------------------------------------------------------
Aetna Crossroads Varible Portfolio:                        45,840           (3,290)       198,099
Policyholders' account values
--------------------------------------------------------------------------------------------------
Aetna Legacy Varible Portfolio:                            38,169           (3,596)       225,894
Policyholders' account values
--------------------------------------------------------------------------------------------------
Aetna Variable Index Plus Portfolio:                       77,848           (4,920)       143,972
Policyholders' account values
--------------------------------------------------------------------------------------------------
Alger American Small Capitalization Portfolio: (1)        576,583         (128,523)    53,957,227
Policyholders' account values
--------------------------------------------------------------------------------------------------
American Century VP Capital Apprecition Fund: (2)         132,455          (57,820)    15,197,338
Policyholders' account values
--------------------------------------------------------------------------------------------------
Fidelity Investments Variable Insurance Products Fund:
Equity--Income Portfolio:                               1,485,715         (163,582)    14,420,981
Policyholders' account values
--------------------------------------------------------------------------------------------------
Growth Portfolio:                                         192,233          (54,856)     6,814,876
Policyholders' account values
--------------------------------------------------------------------------------------------------
Overseas Portfolio:                                        46,706           (8,253)       359,668
Policyholders' account values
--------------------------------------------------------------------------------------------------
Fidelity Investments Variable Insurance Products Fund II:
Asset Manager Portfolio:                                  175,953          (18,257)       244,742
Policyholders' account values
--------------------------------------------------------------------------------------------------
Contrafund Portfolio:                                     235,708         (110,146)     4,519,164
Policyholders' account values
--------------------------------------------------------------------------------------------------
Janus Aspen Series:
Aggressive Growth Portfolio:                                   --          (95,697)    18,445,996
Policyholders' account values
--------------------------------------------------------------------------------------------------
Balanced Portfolio:                                       192,757          (52,872)     1,238,408
Policyholders' account values
==================================================================================================

----------------------------------------------------------------------------------------------------------------------------
Year Ended December 31, 1997
                                                                                       Net Unrealized
                                                                                         Gain (Loss)                Net
                                                        Cost of        Net              -----------             Change in
                                                      Investments    Realized      Beginning        End         Unrealized
                                                          Sold      Gain (Loss)    of Period     of Period      Gain (Loss)
----------------------------------------------------------------------------------------------------------------------------
Aetna Variable Fund:                                  $ 7,857,508   $3,362,388    $7,294,643    $6,207,999      ($1,086,644)
Policyholders' account values
----------------------------------------------------------------------------------------------------------------------------
Aetna Income Shares:                                    2,406,924      (48,014)     (190,180)      (12,114)         178,066
Policyholders' account values
----------------------------------------------------------------------------------------------------------------------------
Aetna Variable Encore Fund:                            73,731,940      469,598       106,394        70,857          (35,537)
Policyholders' account values
----------------------------------------------------------------------------------------------------------------------------
Aetna Investment Advisers Fund, Inc.:                   1,561,449      398,657     1,383,931     1,971,257          587,326
Policyholders' account values
----------------------------------------------------------------------------------------------------------------------------
Aetna Ascent Variable Portfolio:                        1,184,906       94,992        15,645        27,927           12,282
Policyholders' account values
----------------------------------------------------------------------------------------------------------------------------
Aetna Crossroads Varible Portfolio:                       193,283        4,816          (191)        5,069            5,260
Policyholders' account values
----------------------------------------------------------------------------------------------------------------------------
Aetna Legacy Varible Portfolio:                           207,391       18,503            20           618              598
Policyholders' account values
----------------------------------------------------------------------------------------------------------------------------
Aetna Variable Index Plus Portfolio:                      131,418       12,554            --       (23,927)         (23,927)
Policyholders' account values
----------------------------------------------------------------------------------------------------------------------------
Alger American Small Capitalization Portfolio: (1)     53,285,312      671,915       172,057            --         (172,057)
Policyholders' account values
----------------------------------------------------------------------------------------------------------------------------
American Century VP Capital Apprecition Fund: (2)      15,512,673     (315,335)     (146,911)           --          146,911
Policyholders' account values
----------------------------------------------------------------------------------------------------------------------------
Fidelity Investments Variable Insurance Products Fund:
Equity--Income Portfolio:                              11,843,310    2,577,671     1,096,283     1,523,698          427,415
Policyholders' account values
----------------------------------------------------------------------------------------------------------------------------
Growth Portfolio:                                       5,870,796      944,080       294,867       380,110           85,243
Policyholders' account values
----------------------------------------------------------------------------------------------------------------------------
Overseas Portfolio:                                       322,274       37,394        37,941        (8,270)         (46,211)
Policyholders' account values
----------------------------------------------------------------------------------------------------------------------------
Fidelity Investments Variable Insurance Products Fund II:
Asset Manager Portfolio:                                  220,690       24,052       134,978       281,699          146,721
Policyholders' account values
----------------------------------------------------------------------------------------------------------------------------
Contrafund Portfolio:                                   3,602,586      916,578       730,883     1,505,359          774,476
Policyholders' account values
----------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series:
Aggressive Growth Portfolio:                           17,632,824      813,172       249,074       844,868          595,794
Policyholders' account values
----------------------------------------------------------------------------------------------------------------------------
Balanced Portfolio:                                     1,021,789      216,619       243,163       885,469          642,306
Policyholders' account values
============================================================================================================================

----------------------------------------------------------------------------------------------------------
Year Ended December 31, 1997
                                                           Net Increase                  Net Assets
                                                           (Decrease) in                 ----------
                                                       Net Assets Resulting      Beginning         End
                                                      From Unit Transactions     of Period      of Period
----------------------------------------------------------------------------------------------------------
Aetna Variable Fund:                                      $   11,743,902
Policyholders' account values                                                  $92,871,626    $132,379,023
----------------------------------------------------------------------------------------------------------
Aetna Income Shares:                                           6,856,045
Policyholders' account values                                                   13,179,787      21,104,804
----------------------------------------------------------------------------------------------------------
Aetna Variable Encore Fund:                                   10,565,707
Policyholders' account values                                                    9,092,185      20,320,201
----------------------------------------------------------------------------------------------------------
Aetna Investment Advisers Fund, Inc.:                          4,867,703
Policyholders' account values                                                   15,791,541      24,336,071
----------------------------------------------------------------------------------------------------------
Aetna Ascent Variable Portfolio:                               1,049,257
Policyholders' account values                                                      545,378       1,802,553
----------------------------------------------------------------------------------------------------------
Aetna Crossroads Varible Portfolio:                              533,974
Policyholders' account values                                                      123,692         710,292
----------------------------------------------------------------------------------------------------------
Aetna Legacy Varible Portfolio:                                  582,502
Policyholders' account values                                                       13,963         650,139
----------------------------------------------------------------------------------------------------------
Aetna Variable Index Plus Portfolio:                           1,899,990
Policyholders' account values                                                           --       1,961,545
----------------------------------------------------------------------------------------------------------
Alger American Small Capitalization Portfolio: (1)           (14,034,001)
Policyholders' account values                                                   13,086,083              --
----------------------------------------------------------------------------------------------------------
American Century VP Capital Apprecition Fund: (2)             (6,388,736)
Policyholders' account values                                                    6,482,525              --
----------------------------------------------------------------------------------------------------------
Fidelity Investments Variable Insurance Products Fund:
Equity--Income Portfolio:                                      2,546,018
Policyholders' account values                                                   13,310,213      20,183,450
----------------------------------------------------------------------------------------------------------
Growth Portfolio:                                                900,915
Policyholders' account values                                                    5,052,529       7,120,144
----------------------------------------------------------------------------------------------------------
Overseas Portfolio:                                            1,227,751
Policyholders' account values                                                      532,327       1,789,714
----------------------------------------------------------------------------------------------------------
Fidelity Investments Variable Insurance Products Fund II:
Asset Manager Portfolio:                                         796,072
Policyholders' account values                                                    1,410,186       2,534,727
----------------------------------------------------------------------------------------------------------
Contrafund Portfolio:                                         11,491,722
Policyholders' account values                                                    6,911,690      20,220,028
----------------------------------------------------------------------------------------------------------
Janus Aspen Series:
Aggressive Growth Portfolio:                                   1,426,169
Policyholders' account values                                                    9,662,927      12,402,365
----------------------------------------------------------------------------------------------------------
Balanced Portfolio:                                            3,632,486
Policyholders' account values                                                    3,574,345       8,205,641
==========================================================================================================

Aetna Life Insurance and Annuity Company Variable Life Account B

5. Supplemental Information to Statements of Operations and Changes in Net Assets (continued):

--------------------------------------------------------------------------------------------
Year Ended December 31, 1997
                                                                Valuation        Proceeds
                                                                  Period           from
                                                Dividends       Deductions        Sales
--------------------------------------------------------------------------------------------
Growth Portfolio:                              $   309,334         ($90,076)   $  3,312,122
Policyholders' account values
--------------------------------------------------------------------------------------------
Short-Term Bond Portfolio: (3)                     101,542          (32,381)      9,071,413
Policyholders' account values
--------------------------------------------------------------------------------------------
Worldwide Growth Portfolio:                        325,821         (167,065)      7,022,675
Policyholders' account values
--------------------------------------------------------------------------------------------
Portfolio Partners Inc. (PPI):
PPI MFS Emerging Equities Portfolio:                    --          (17,086)      9,834,242
Policyholders' account values
--------------------------------------------------------------------------------------------
PPI MFS Research Growth Portfolio:                      --           (6,128)      1,889,839
Policyholders' account values
--------------------------------------------------------------------------------------------
PPI Scudder International Growth Portfolio:             --          (12,927)      1,858,258
Policyholders' account values
--------------------------------------------------------------------------------------------
Scudder Variable Life Investment Fund:
International Portfolio: (4)                       264,246         (110,422)     20,554,442
Policyholders' account values
--------------------------------------------------------------------------------------------
Total Variable Life Account B                  $35,222,623      ($2,713,203)   $260,329,704
============================================================================================

----------------------------------------------------------------------------------------------------------------------------
Year Ended December 31, 1997
                                                                                      Net Unrealized
                                                                                        Gain (Loss)                Net
                                                  Cost of          Net                  -----------             Change in
                                                Investments      Realized       Beginning          End          Unrealized
                                                    Sold        Gain (Loss)     of Period       of Period      Gain (Loss)
----------------------------------------------------------------------------------------------------------------------------
Growth Portfolio:                              $  2,585,617     $   726,505    $   566,478     $ 1,360,430    $     793,952
Policyholders' account values
----------------------------------------------------------------------------------------------------------------------------
Short-Term Bond Portfolio: (3)                    8,891,967         179,446         26,773              --          (26,773)
Policyholders' account values
----------------------------------------------------------------------------------------------------------------------------
Worldwide Growth Portfolio:                       5,257,711       1,764,964        872,277       1,817,349          945,072
Policyholders' account values
----------------------------------------------------------------------------------------------------------------------------
Portfolio Partners Inc. (PPI):
PPI MFS Emerging Equities Portfolio:              9,998,952        (164,710)            --          42,515           42,515
Policyholders' account values
----------------------------------------------------------------------------------------------------------------------------
PPI MFS Research Growth Portfolio:                1,891,124          (1,285)            --         (86,245)         (86,245)
Policyholders' account values
----------------------------------------------------------------------------------------------------------------------------
PPI Scudder International Growth Portfolio:       1,827,173          31,085             --         192,560          192,560
Policyholders' account values
----------------------------------------------------------------------------------------------------------------------------
Scudder Variable Life Investment Fund:
International Portfolio: (4)                     18,819,109       1,735,333      1,244,544              --       (1,244,544)
Policyholders' account values
----------------------------------------------------------------------------------------------------------------------------
Total Variable Life Account B                  $245,858,726     $14,470,978    $14,132,669     $16,987,228    $   2,854,559
============================================================================================================================

----------------------------------------------------------------------------------------------------
Year Ended December 31, 1997
                                                     Net Increase                Net Assets
                                                     (Decrease) in               ----------
                                                 Net Assets Resulting    Beginning          End
                                               From Unit Transactions    of Period       of Period
----------------------------------------------------------------------------------------------------
Growth Portfolio:                                  $    3,065,638
Policyholders' account values                                              7,174,647      11,980,000
----------------------------------------------------------------------------------------------------
Short-Term Bond Portfolio: (3)                         (4,049,682)
Policyholders' account values                                              3,827,848              --
----------------------------------------------------------------------------------------------------
Worldwide Growth Portfolio:                            11,519,359
Policyholders' account values                                              9,915,136      24,303,287
----------------------------------------------------------------------------------------------------
Portfolio Partners Inc. (PPI):
PPI MFS Emerging Equities Portfolio:                   19,201,153
Policyholders' account values                                                     --      19,061,872
----------------------------------------------------------------------------------------------------
PPI MFS Research Growth Portfolio:                      7,241,839
Policyholders' account values                                                     --       7,148,181
----------------------------------------------------------------------------------------------------
PPI Scudder International Growth Portfolio:            14,100,392
Policyholders' account values                                                     --      14,311,110
----------------------------------------------------------------------------------------------------
Scudder Variable Life Investment Fund:
International Portfolio: (4)                          (11,259,868)
Policyholders' account values                                             10,615,255              --
----------------------------------------------------------------------------------------------------
Total Variable Life Account B                      $   79,516,307       $223,173,883    $352,525,147
====================================================================================================

(1) - Effective November 28, 1997, assets from this fund were transferred into the PPI MFS Emerging Equity Portfolio.

(2) - Effective November 28, 1997, assets from this fund were transferred into the PPI MFS Research Growth Portfolio.

(3) - Effective November 28, 1997, assets from this fund were transferred into the Aetna Variable Encore Fund.

(4) - Effective November 28, 1997, assets from this fund were transferred into the PPI Scudder International Growth Portfolio.

Aetna Life Insurance and Annuity Company Variable Life Account B

6. Condensed Financial Information

-------------------------------------------------------------------------------------------------------------------------
                                          Value
                                         Per Unit          Increase (Decrease)        Units               Policyholders'
                                         --------              in Value of         Outstanding            Account Values
                                  Beginning     End of         Accumulation           at End                 at End
                                  of Period     Period             Unit               Period                of Period
-------------------------------------------------------------------------------------------------------------------------
Aetna Ascent VP:
Aetna Vest                        $  14.535   $  16.480           13.38%               8,108.4              $   133,629
Aetna Vest II                        14.499      16.415           13.21%               4,820.1                   79,120
Aetna Vest Plus                      14.499      16.415           13.21%             152,300.6                2,499,946
Aetna Vest Estate Protector          14.559      16.507           13.38%              19,644.4                  324,275
Aetna Vest Estate Protector II       10.038      11.404           13.61%               8,690.6                   99,106
-------------------------------------------------------------------------------------------------------------------------
Aetna Balanced VP, Inc.:
Aetna Vest                           24.655      27.745           12.53%             101,885.7                2,826,794
Aetna Vest II                        24.909      28.016           12.47%             204,589.9                5,731,870
Aetna Vest Plus                      20.890      23.496           12.47%             506,450.0               11,899,396
Aetna Vest Estate Protector          15.716      17.703           12.64%              27,963.4                  495,026
Aetna Vest Estate Protector II       11.233      12.678           12.87%              72,757.6                  922,452
Corporate Specialty Market           18.186      20.455           12.47%             330,977.4                6,770,020
Corporate Specialty Market II             -      12.667               -                   81.2   (1)              1,028
NYSUT Individual Life                13.516      15.225           12.64%                 993.4                   15,125
-------------------------------------------------------------------------------------------------------------------------
Aetna Bond VP:
Aetna Vest                           25.084      24.650           (1.73%)            238,723.8                5,884,656
Aetna Vest II                        16.865      16.573           (1.73%)             62,569.1                1,036,982
Aetna Vest Plus                      13.505      13.271           (1.73%)            318,545.3                4,227,550
Aetna Vest Estate Protector          12.035      11.845           (1.58%)             43,161.3                  511,251
Aetna Vest Estate Protector II       10.614      10.470           (1.36%)             68,097.4                  712,967
Corporate Specialty Market           13.035      12.810           (1.73%)            527,603.9                6,758,389
Corporate Specialty Market II             -      10.457               -               15,480.3   (4)            161,885
NYSUT Individual Life                11.441      11.260           (1.58%)                355.9                    4,008
-------------------------------------------------------------------------------------------------------------------------
Aetna Crossroads VP:
Aetna Vest                           14.040      15.343            9.28%               3,856.3                   59,167
Aetna Vest II                        14.005      15.282            9.12%               3,676.4                   56,182
Aetna Vest Plus                      14.005      15.282            9.12%             142,144.1                2,172,206
Aetna Vest Estate Protector          14.063      15.368            9.28%                 419.3                    6,444
Aetna Vest Estate Protector II       10.244      11.217            9.50%               9,029.9                  101,291
-------------------------------------------------------------------------------------------------------------------------
Aetna Growth and Income VP:
Aetna Vest                           50.962      59.274           16.31%           1,158,596.7               68,674,147
Aetna Vest II                        28.434      33.055           16.25%             739,037.9               24,428,941
Aetna Vest Plus                      23.889      27.772           16.25%           2,074,042.4               57,600,081
Aetna Vest Estate Protector          17.070      19.874           16.42%             126,208.8                2,508,237
Aetna Vest Estate Protector II       10.966      12.793           16.66%             150,942.3                1,930,981
Corporate Specialty Market           21.581      25.089           16.25%             679,447.2               17,046,334
Corporate Specialty Market II             -      12.781               -                2,764.0   (4)             35,327
NYSUT Individual Life                13.623      15.860           16.43%               1,801.2                   28,568
-------------------------------------------------------------------------------------------------------------------------
Aetna Growth VP:
Corporate Specialty Market                -      17.615               -                3,234.8   (2)             56,983
Corporate Specialty Market II             -      17.226               -                   62.9   (1)              1,084
-------------------------------------------------------------------------------------------------------------------------
Aetna Index Plus Large Cap VP:
Aetna Vest                           17.044      20.975           23.06%              91,316.0                1,915,309
Aetna Vest II                        17.044      20.975           23.06%              32,056.5                  672,369
Aetna Vest Plus                      17.044      20.975           23.06%             412,230.7                8,646,340
Aetna Vest Estate Protector          17.096      21.071           23.25%              74,181.7                1,563,077
Aetna Vest Estate Protector II       12.397      15.310           23.50%             190,679.2                2,919,241
Corporate Specialty Market           17.044      20.975           23.06%             210,675.0                4,418,818
Corporate Specialty Market II             -      15.295               -               22,261.8   (4)            340,501
NYSUT Individual Life                15.850      19.535           23.25%               3,707.1                   72,416
-------------------------------------------------------------------------------------------------------------------------

Aetna Life Insurance and Annuity Company Variable Life Account B

6. Condensed Financial Information

-------------------------------------------------------------------------------------------------------------------------
                                          Value
                                         Per Unit          Increase (Decrease)        Units                Policyholders'
                                         --------              in Value of         Outstanding             Account Values
                                  Beginning     End of         Accumulation          at End                   at End
                                  of Period     Period             Unit             of Period                of Period
-------------------------------------------------------------------------------------------------------------------------
Aetna Legacy VP:
Aetna Vest                        $  13.378   $  14.206            6.19%                 854.8              $    12,144
Aetna Vest II                        13.345      14.150            6.03%                 949.2                   13,431
Aetna Vest Plus                      13.345      14.150            6.03%              60,327.0                  853,620
Aetna Vest Estate Protector          13.400      14.230            6.19%               3,283.5                   46,723
Aetna Vest Estate Protector II       10.379      11.044            6.41%              17,050.0                  188,297
NYSUT Individual Life                11.902      12.639            6.19%                 109.1                    1,379
-------------------------------------------------------------------------------------------------------------------------
Aetna Money Market VP:
Aetna Vest                           18.074      18.803            4.03%             142,725.6                2,683,604
Aetna Vest II                        13.211      13.744            4.03%              42,777.2                  587,924
Aetna Vest Plus                      12.416      12.917            4.03%           1,113,716.2               14,385,720
Aetna Vest Estate Protector          11.301      11.774            4.18%              66,839.9                  786,966
Aetna Vest Estate Protector II       10.413      10.871            4.40%             128,032.1                1,391,821
Corporate Specialty Market           11.878      12.357            4.04%           1,497,529.1               18,505,645
Corporate Specialty Market II             -      10.861               -                6,736.3   (2)             73,160
NYSUT Individual Life                10.849      11.304            4.19%               2,524.2                   28,532
-------------------------------------------------------------------------------------------------------------------------
Aetna Small Company VP:
Corporate Specialty Market           10.085      13.065           29.55%              48,446.2                  632,957
Corporate Specialty Market II             -      12.420               -                   87.8   (1)              1,091
-------------------------------------------------------------------------------------------------------------------------
Aetna Value Opportunity VP:
Corporate Specialty Market           12.266      14.521           18.39%               9,236.5                  134,125
Corporate Specialty Market II             -      13.658               -                   72.8   (1)                995
-------------------------------------------------------------------------------------------------------------------------
Fidelity Investments Variable Insurance Products Fund:
Equity-Income Portfolio:
Aetna Vest                           15.238      16.041            5.27%              16,109.0                  258,402
Aetna Vest II                        15.238      16.041            5.27%              17,559.9                  281,675
Aetna Vest Plus                      15.238      16.041            5.27%             721,177.1               11,568,312
Aetna Vest Estate Protector          15.301      16.132            5.43%             118,968.5                1,919,142
Aetna Vest Estate Protector II       10.733      11.338            5.64%             115,816.5                1,313,121
Corporate Specialty Market           17.538      18.462            5.27%             875,042.6               16,155,452
Corporate Specialty Market II             -      11.327               -               18,694.6   (5)            211,759
NYSUT Individual Life                13.031      13.739            5.43%               1,085.7                   14,916
-------------------------------------------------------------------------------------------------------------------------
Growth Portfolio:
Corporate Specialty Market           19.002      25.856           36.07%             787,399.8               20,359,247
Corporate Specialty Market II             -      17.930               -                   59.3   (1)              1,063
-------------------------------------------------------------------------------------------------------------------------
High Income Portfolio:
Corporate Specialty Market            9.588      10.271            7.12%             104,943.0                1,077,856
Corporate Specialty Market II             -       9.902               -                  102.2   (1)              1,012
-------------------------------------------------------------------------------------------------------------------------
Overseas Portfolio:
Corporate Specialty Market           13.859      19.568           41.19%             231,765.2                4,535,149
Corporate Specialty Market II             -      15.111               -                   71.8   (1)              1,085
-------------------------------------------------------------------------------------------------------------------------
Fidelity Investments Variable Insurance Products Fund II:
Asset Manager Portfolio:
Corporate Specialty Market           16.358      17.991            9.98%              96,286.7                1,732,320
Corporate Specialty Market II             -      12.223               -                   83.9   (1)              1,026
-------------------------------------------------------------------------------------------------------------------------
Contrafund Portfolio:
Aetna Vest                           18.229      22.425           23.02%              50,642.2                1,135,635
Aetna Vest II                        18.229      22.425           23.02%              20,952.5                  469,853
Aetna Vest Plus                      18.229      22.425           23.02%             630,388.5               14,136,214
Aetna Vest Estate Protector          18.305      22.551           23.20%              78,555.6                1,771,520
Aetna Vest Estate Protector II       12.417      15.329           23.45%             131,432.8                2,014,695
Corporate Specialty Market           19.607      24.119           23.01%             385,619.2                9,300,909
Corporate Specialty Market II             -      15.314               -               13,049.1   (4)            199,838
NYSUT Individual Life                15.355      18.918           23.20%               1,391.4                   26,322
-------------------------------------------------------------------------------------------------------------------------

Aetna Life Insurance and Annuity Company Variable Life Account B

6. Condensed Financial Information

---------------------------------------------------------------------------------------------------------------------------
                                              Value
                                             Per Unit          Increase (Decrease)       Units              Policyholders'
                                             --------              in Value of        Outstanding           Account Values
                                      Beginning     End of         Accumulation         at End                 at End
                                      of Period     Period             Unit            of Period              of Period
---------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series:
Aggressive Growth Portfolio:
Aetna Vest                            $  23.949   $  53.447           123.17%           78,595.7              $ 4,200,721
Aetna Vest II                            23.949      53.447           123.17%           36,544.0                1,953,171
Aetna Vest Plus                          23.949      53.447           123.17%          615,554.6               32,899,806
Aetna Vest Estate Protector              14.569      32.562           123.50%          115,022.2                3,745,343
Aetna Vest Estate Protector II           12.855      28.789           123.95%           92,599.5                2,665,841
Corporate Specialty Market               17.969      40.102           123.17%          292,816.6               11,742,518
Corporate Specialty Market II                 -      28.762                -             8,727.2       (4)        251,013
NYSUT Individual Life                    15.506      34.657           123.50%               88.4                    3,063
---------------------------------------------------------------------------------------------------------------------------
Balanced Portfolio:
Aetna Vest                               22.446      28.168            25.49%           20,837.1                  586,949
Aetna Vest II                            22.621      28.388            25.50%            7,862.9                  223,214
Aetna Vest Plus                          22.435      28.156            25.50%          463,856.2               13,060,229
Aetna Vest Estate Protector              17.895      22.491            25.68%           39,932.2                  898,116
Aetna Vest Estate Protector II           12.622      15.896            25.94%          136,489.4                2,169,638
Corporate Specialty Market               19.675      24.691            25.50%          207,597.6                5,125,875
Corporate Specialty Market II                 -      15.881                -            17,176.7       (4)        272,785
NYSUT Individual Life                    15.198      19.102            25.68%              864.9                   16,521
---------------------------------------------------------------------------------------------------------------------------
Flexible Income Portfolio:
Corporate Specialty Market                    -      11.019                -             6,104.4       (3)         67,265
Corporate Specialty Market II                 -      10.678                -                93.8       (1)          1,002
---------------------------------------------------------------------------------------------------------------------------
Growth Portfolio:
Aetna Vest                               24.316      34.664            42.55%           45,552.7                1,579,018
Aetna Vest II                            24.294      34.632            42.55%           66,432.0                2,300,676
Aetna Vest Plus                          24.260      34.583            42.55%          670,451.6               23,186,343
Aetna Vest Estate Protector              17.775      25.376            42.76%           90,466.0                2,295,685
Aetna Vest Estate Protector II           12.564      17.973            43.05%          132,777.4                2,386,410
Corporate Specialty Market               19.965      28.461            42.55%           83,369.6                2,372,762
Corporate Specialty Market II                 -      17.956                -             5,674.5       (5)        101,893
NYSUT Individual Life                    15.384      21.964            42.77%              919.4                   20,194
---------------------------------------------------------------------------------------------------------------------------
Worldwide Growth Portfolio:
Aetna Vest                               25.260      41.127            62.81%          111,800.0                4,597,968
Aetna Vest II                            25.267      41.138            62.81%           54,942.3                2,260,212
Aetna Vest Plus                          25.235      41.087            62.82%          866,585.5               35,605,247
Aetna Vest Estate Protector              18.286      29.817            63.06%          133,793.7                3,989,387
Aetna Vest Estate Protector II           12.017      19.634            63.39%          175,254.1                3,441,022
Corporate Specialty Market               20.776      33.827            62.82%          468,018.3               15,831,874
Corporate Specialty Market II                 -      19.616                -            12,499.1       (4)        245,183
NYSUT Individual Life                    14.465      23.587            63.06%              666.8                   15,727
---------------------------------------------------------------------------------------------------------------------------
MFS Variable Insurance Trust
Total Return Series:
Corporate Specialty Market                    -      11.518                -               897.9       (7)         10,343
Corporate Specialty Market II                 -      11.167                -                89.7       (1)          1,001
---------------------------------------------------------------------------------------------------------------------------
World Government Series:
Corporate Specialty Market                    -      10.192                -                97.3       (1)            992
Corporate Specialty Market II                 -      10.272                -                96.5       (1)            992
---------------------------------------------------------------------------------------------------------------------------
Oppenheimer Aggressive Growth Fund:
Corporate Specialty Market                    -      19.578                -            37,648.5       (7)        737,069
Corporate Specialty Market II                 -      19.458                -                58.3       (1)          1,134
---------------------------------------------------------------------------------------------------------------------------
Oppenheimer Global Securities Fund:
Aetna Vest                               10.828      16.991            56.91%              530.2                    9,008
Aetna Vest II                                 -      16.990                -                80.4       (1)          1,366
Aetna Vest Plus                          10.828      16.991            56.91%           28,329.2                  481,330
Aetna Vest Estate Protector              10.842      17.038            57.14%            1,533.3                   26,124
Aetna Vest Estate Protector II           11.082      17.450            57.46%            7,181.2                  125,309
Corporate Specialty Market               10.550      17.971            70.34%               60.7                    1,091
Corporate Specialty Market II                 -      17.532                -                62.2       (1)          1,091
---------------------------------------------------------------------------------------------------------------------------

Aetna Life Insurance and Annuity Company Variable Life Account B
Notes to Financial Statements -- December 31, 1999 (continued):
6. Condensed Financial Information


----------------------------------------------------------------------------------------------------------------------------
                                                      Value
                                                     Per Unit          Increase (Decrease)     Units            Policyholder
                                                     --------             in Value of       Outstanding        Account Value
                                              Beginning    End of        Accumulation         at End              at End
                                              of Period    Period             Unit           of Period           of Period
----------------------------------------------------------------------------------------------------------------------------
Oppenheimer Growth & Income Fund:
Corporate Specialty Market                    $        -  $  12.711              -            16,095.7    (4)   $    204,601
Corporate Specialty Market II                          -     12.033              -             8,980.1    (5)        108,060
----------------------------------------------------------------------------------------------------------------------------
Oppenheimer Strategic Bond Fund:
Aetna Vest                                        10.027     10.208          1.80%             4,611.8                47,076
Aetna Vest II                                          -     10.207             -                100.3    (1)          1,024
Aetna Vest Plus                                   10.027     10.208          1.80%            62,229.8               635,239
Aetna Vest Estate Protector                       10.040     10.236          1.95%            18,761.9               192,046
Aetna Vest Estate Protector II                    10.036     10.253          2.16%            32,613.6               334,376
Corporate Specialty Market                             -     10.480              -                95.5    (1)          1,001
Corporate Specialty Market II                          -     10.262              -             9,903.4    (4)        101,626
NYSUT Individual Life                             10.040     10.236          1.96%                69.0                   706
----------------------------------------------------------------------------------------------------------------------------
Portfolio Partners Inc. (PPI):
PPI MFS Emerging Equities Portfolio:
Aetna Vest                                        22.283     33.285         49.37%            55,607.9             1,850,914
Aetna Vest II                                     22.285     33.288         49.37%            23,443.9               780,405
Aetna Vest Plus                                   22.273     33.270         49.37%           595,667.2            19,817,897
Aetna Vest Estate Protector                       13.899     20.793         49.60%            70,939.0             1,475,019
Aetna Vest Estate Protector II                    11.576     17.352         49.90%            33,469.0               580,761
Corporate Specialty Market                        18.326     27.375         49.38%           373,848.2            10,234,094
Corporate Specialty Market II                         -      17.339              -                66.4    (1)          1,152
NYSUT Individual Life                             14.396     21.537         49.60%                68.3                 1,471
----------------------------------------------------------------------------------------------------------------------------
PPI MFS Research Growth Portfolio:
Aetna Vest                                        14.665     18.009         22.80%            53,119.5               956,611
Aetna Vest II                                     14.730     18.089         22.81%            22,767.3               411,846
Aetna Vest Plus                                   14.529     17.843         22.81%           490,083.9             8,744,344
Aetna Vest Estate Protector                       11.161     13.727         22.99%            21,110.1               289,781
Aetna Vest Estate Protector II                    11.518     14.194         23.23%            51,498.0               730,964
Corporate Specialty Market                        13.288     16.318         22.81%           292,084.8             4,766,382
Corporate Specialty Market II                          -     14.182              -                74.7    (1)          1,060
NYSUT Individual Life                             12.394     15.243         22.99%                29.9                   456
----------------------------------------------------------------------------------------------------------------------------
PPI MFS Value Equity Portfolio:
Aetna Vest                                        11.408     16.805         47.31%             3,672.2                61,712
Aetna Vest II                                     11.408     16.805         47.31%                76.1                 1,279
Aetna Vest Plus                                   11.408     16.805         47.31%           118,377.4             1,989,331
Aetna Vest Estate Protector                       11.422     16.851         47.53%            13,787.2               232,334
Aetna Vest Estate Protector II                    11.699     17.294         47.83%            36,907.3               638,291
Corporate Specialty Market                             -     18.361              -                59.6    (1)          1,094
Corporate Specialty Market II                          -     17.491              -                62.6    (1)          1,094
NYSUT Individual Life                             11.422     16.851         47.53%               213.3                 3,595
----------------------------------------------------------------------------------------------------------------------------
PPI Scudder International Growth Portfolio:
Aetna Vest                                        18.503     29.019         56.83%           101,117.4             2,934,330
Aetna Vest II                                     18.389     28.840         56.83%            29,315.3               845,458
Aetna Vest Plus                                   18.286     28.679         56.84%           510,350.3            14,636,580
Aetna Vest Estate Protector                       13.907     21.844         57.07%            44,976.9               982,475
Aetna Vest Estate Protector II                    11.198     17.624         57.39%            11,999.5               211,482
Corporate Specialty Market                        15.323     24.031         56.83%           191,821.0             4,609,695
Corporate Specialty Market II                          -     17.608              -            13,545.9    (6)        238,514
----------------------------------------------------------------------------------------------------------------------------
PPI T. Rowe Price Growth Equity Portfolio:
Aetna Vest                                        11.539     13.975         21.11%             8,785.9               122,779
Aetna Vest II                                     11.539     13.974         21.10%               149.0                 2,081
Aetna Vest Plus                                   11.539     13.975         21.11%           107,827.6             1,506,845
Aetna Vest Estate Protector                       11.553     14.013         21.30%             4,053.9                56,808
Aetna Vest Estate Protector II                    11.839     14.388         21.53%            47,493.8               683,338
Corporate Specialty Market                             -     15.481              -             2,040.5    (6)         31,590
----------------------------------------------------------------------------------------------------------------------------

Aetna Life Insurance and Annuity Company Variable Life Account B

6. Condensed Financial Information

----------------------------------------------------------------------------------------------------------------------------

                                            Value
                                           Per Unit              Increase (Decrease)        Units             Policyholders'
                                           --------                   in Value of        Outstanding          Account Values
                                   Beginning       End of            Accumulation          at End                at End
                                   of Period       Period                Unit             of Period             of Period
----------------------------------------------------------------------------------------------------------------------------
Corporate Specialty Market II      $      -      $  14.536                  -                72.3     (1)        $1,052
NYSUT Individual Life                 11.553        14.013              21.29%               54.8                   768
----------------------------------------------------------------------------------------------------------------------------

(1) - Reflects seed money. No funds have been received for this option.

(2) - Reflects less than a full year of activity. Funds were first received in this option during January 1999.

(3) - Reflects less than a full year of activity. Funds were first received in this option during February 1999.

(4) - Reflects less than a full year of activity. Funds were first received in this option during March 1999.

(5) - Reflects less than a full year of activity. Funds were first received in this option during April 1999.

(6) - Reflects less than a full year of activity. Funds were first received in this option during October 1999.

(7) - Reflects less than a full year of activity. Funds were first received in this option during December 1999.

               Report of Ernst & Young LLP, Independent Auditors
Board of Directors of The Lincoln National Life Insurance Company and Contract Owners of Aetna Life Insurance and Annuity Company Variable Life Account B

We have audited the accompanying statement of assets and liabilities of Aetna Life Insurance and Annuity Company Variable Life Account B (the "Account") (comprised of the Aetna Ascent VP, Aetna Balanced VP, Inc., Aetna Bond VP, Aetna Crossroads VP, Aetna Growth and Income VP, Aetna Growth VP, Aetna Index Plus Large Cap VP, Aetna Legacy VP, Aetna Money Market VP, Aetna Small Company VP, Aetna Value Opportunity VP, Fidelity Investments Variable Insurance Products Fund Equity-Income Portfolio, Fidelity Investments Variable Insurance Products Fund Growth Portfolio, Fidelity Investments Variable Insurance Products Fund High Income Portfolio, Fidelity Investments Variable Insurance Products Fund Overseas Portfolio, Fidelity Investments Variable Insurance Products Fund II Asset Manager Portfolio, Fidelity Investments Variable Insurance Products Fund II Contrafund Portfolio, Janus Aspen Series Aggressive Growth Portfolio, Janus Aspen Series Balanced Portfolio, Janus Aspen Series Flexible Income Portfolio, Janus Aspen Series Growth Portfolio, Janus Aspen Series Worldwide Growth Portfolio, MFS Variable Insurance Trust Total Return Series, MFS Variable Insurance Trust World Government Series, Oppenheimer Funds Aggressive Growth Fund, Oppenheimer Funds Global Securities Fund, Oppenheimer Funds Growth & Income Fund, Oppenheimer Funds Strategic Bond Fund, Portfolio Partners Inc. (PPI) MFS Emerging Equities Portfolio, Portfolio Partners Inc.
(PPI) MFS Research Growth Portfolio, Portfolio Partners Inc. (PPI) MFS Value Equity Portfolio, Portfolio Partners Inc. (PPI) Scudder International Growth Portfolio, and Portfolio Partners Inc. (PPI) T. Rowe Price Growth Equity Portfolio subaccounts), as of December 31, 1999, and the related statement of operations and changes in net assets for the year then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audit. The accompanying financial statements of the Account for the years ended December 31, 1998 and 1997, were audited by other auditors whose report dated February 26, 1999, expressed an unqualified opinion on those financial statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Aetna Life Insurance and Annuity Company Variable Life Account B at December 31, 1999, and the results of their operations and changes in their net assets for the year then ended, in conformity with accounting principles generally accepted in the United States.


                                                           /s/ Ernst & Young LLP


Fort Wayne, Indiana
February 28, 2000

                          Independent Auditors' Report

The Board of Directors of Aetna Life Insurance and Annuity Company and Contract Owners of Variable Life Account B:

We have audited the accompanying statement of assets and liabilities of Aetna Life Insurance and Annuity Company Variable Life Account B (the "Account") as of December 31, 1998, and the related statements operations and changes in net assets for each of the years in the two-year period then ended and condensed financial information for the year ended December 31, 1998. These financial statements and condensed financial information are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and condensed financial information based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and condensed financial information are free of material misstatement. An audit includes examining, on a test basis, evidence support the amounts and disclosures in the financial statements and condensed financial information. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes asessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and condensed financial information referred to above present fairly, in all material respects, the financial position of Aetna Life Insurance and Annuity Company Variable Life Account B as of December 31, 1998, the results of its operations and changes in its net assets for each of the years in the two-year period then ended and condensed financial information for the year ended December 31, 1998, in conformity with generally accepted accounting principles.


                                            /s/ KPMG LLP


Hartford, Connecticut
February 26, 1999

           AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES

                  Index to Consolidated Financial Statements

                                                                                       Page
                                                                                       ----
Independent Auditors' Report........................................................    F-2
Consolidated Financial Statements:
   Consolidated Statements of Income for the Years Ended December 31, 1999,
     1998 and 1997..................................................................    F-3
   Consolidated Balance Sheets as of December 31, 1999 and 1998.....................    F-4
   Consolidated Statements of Changes in Shareholder's Equity for the Years Ended
     December 31, 1999, 1998 and 1997...............................................    F-5
   Consolidated Statements of Cash Flows for the Years Ended December 31, 1999, 1998
     and 1997.......................................................................    F-6
   Notes to Consolidated Financial Statements.......................................    F-7

                         Independent Auditors' Report


The Shareholder and Board of Directors
Aetna Life Insurance and Annuity Company:

We have audited the accompanying consolidated balance sheets of Aetna Life Insurance and Annuity Company and Subsidiaries as of December 31, 1999 and 1998, and the related consolidated statements of income, changes in shareholder's equity and cash flows for each of the years in the three-year period ended December 31, 1999. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the aforementioned consolidated financial statements present fairly, in all material respects, the financial position of Aetna Life Insurance and Annuity Company and Subsidiaries at December 31, 1999 and 1998, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 1999, in conformity with generally accepted accounting principles.



                                                              /s/ KPMG LLP



Hartford, Connecticut
February 7, 2000

           AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES
        (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)
                       Consolidated Statements of Income
                                   (millions)

                                                               Years Ended December 31,
                                                       -----------------------------------------
                                                           1999          1998           1997
                                                       -----------   ------------   ------------
Revenue:
 Premiums                                               $  107.5       $   79.4      $   69.1
 Charges assessed against policyholders                    388.3          324.3         262.0
 Net investment income                                     886.3          871.8         881.7
 Net realized capital (losses) gains                       (21.5)          10.4          29.7
 Other income                                              129.7          100.2          96.8
                                                        --------       --------      --------
  Total revenue                                          1,490.3        1,386.1       1,339.3
                                                        --------       --------      --------
Benefits and expenses:
 Current and future benefits                               746.2          714.4         720.4
 Operating expenses:
  Salaries and related benefits                            153.0          141.0         133.5
  Other                                                    214.9          200.8         182.8
 Amortization of deferred policy acquisition costs         104.9           91.2          66.3
                                                        --------       --------      --------
  Total benefits and expenses                            1,219.0        1,147.4       1,103.0
                                                        --------       --------      --------
Income from continuing operations before income
  taxes                                                    271.3          238.7         236.3
Income taxes                                                90.1           66.6          68.4
                                                        --------       --------      --------
Income from continuing operations                          181.2          172.1         167.9
Discontinued operations, net of tax:
 Income from operations                                       --           61.8          67.8
 Amortization of deferred gain on sale                       5.7             --            --
 Immediate gain on sale                                       --           59.0            --
                                                        --------       --------      --------
Net income                                              $  186.9       $  292.9      $  235.7
                                                        ========       ========      ========

See Notes to Consolidated Financial Statements

           AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES
        (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)
                          Consolidated Balance Sheets
                         (millions, except share data)

                                                                     December 31,    December 31,
                                                                         1999            1998
                                                                    -------------   --------------
                              Assets
Investments:
 Debt securities available for sale, at fair value
  (amortized cost: $11,657.9 and $11,571.3)                            $11,410.1       $12,068.2
 Equity securities, available for sale:
  Nonredeemable preferred stock (cost: $134.7 and $202.6)                  130.9           203.3
  Investment in affiliated mutual funds (cost: $63.5 and $96.8)             64.1           100.1
  Common stock (cost: $6.7 and $1.0)                                        11.5             2.0
 Short-term investments                                                     74.2            48.9
 Mortgage loans                                                              6.7            12.7
 Policy loans                                                              314.0           292.2
 Other investments                                                          13.2            12.7
                                                                     -----------     -----------
    Total investments                                                   12,024.7        12,740.1
Cash and cash equivalents                                                  693.3           628.3
Short-term investments under securities loan agreement                     232.5           277.3
Accrued investment income                                                  150.7           151.6
Premiums due and other receivables                                         298.3            61.1
Reinsurance recoverable                                                  3,001.2         2,959.8
Deferred income taxes                                                      150.4           114.3
Deferred policy acquisition costs                                        1,046.4           893.1
Other assets                                                                96.5            70.4
Separate Accounts assets                                                38,692.6        29,430.2
                                                                     -----------     -----------
    Total assets                                                       $56,386.6       $47,326.2
                                                                     ===========     ===========
                    Liabilities and Shareholder's Equity
Liabilities:
 Future policy benefits                                                $ 3,850.4       $ 3,815.9
 Unpaid claims and claim expenses                                           27.3            18.8
 Policyholders' funds left with the Company                             11,121.7        11,305.6
                                                                     -----------     -----------
    Total insurance reserve liabilities                                 14,999.4        15,140.3
 Payables under securities loan agreement                                  232.5           277.3
 Current income taxes                                                       14.7           279.6
 Other liabilities                                                       1,063.0           805.5
 Separate Accounts liabilities                                          38,692.6        29,430.2
                                                                     -----------     -----------
    Total liabilities                                                   55,002.2        45,932.9
                                                                     -----------     -----------
Shareholder's equity:
 Common stock, par value $50 (100,000 shares
  authorized; 55,000 shares issued and outstanding)                          2.8             2.8
 Paid-in capital                                                           431.8           431.8
 Accumulated other comprehensive (loss) income                             (44.8)          104.8
 Retained earnings                                                         994.6           853.9
                                                                     -----------     -----------
    Total shareholder's equity                                           1,384.4         1,393.3
                                                                     -----------     -----------
     Total liabilities and shareholder's equity                        $56,386.6       $47,326.2
                                                                     ===========     ===========

See Notes to Consolidated Financial Statements

           AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

           Consolidated Statements of Changes in Shareholder's Equity
                                   (millions)

                                                        Years Ended December 31,
                                              ---------------------------------------------
                                                   1999            1998            1997
                                              -------------   -------------   -------------
Shareholder's equity, beginning of year          $1,393.3        $1,852.8        $1,618.3
Comprehensive income:
 Net income                                         186.9           292.9           235.7
 Other comprehensive income, net of tax:
   Unrealized (losses) gains on securities
    ($(230.2), $18.2 $49.9, pretax)(1)             (149.6)           11.9            32.4
                                               ----------      ----------      ----------
Total comprehensive income                           37.3           304.8           268.1
                                               ----------      ----------      ----------
Capital contribution                                   --             9.3            (5.0)
Other changes                                         2.8             2.4             5.7
                                               ----------      ----------      ----------
Common stock dividends                              (49.0)         (776.0)          (34.3)
                                               ----------      ----------      ----------
Shareholder's equity, end of year                $1,384.4        $1,393.3        $1,852.8
                                               ==========      ==========      ==========

(1) Net of reclassification adjustments.

See Notes to Consolidated Financial Statements

           AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

                     Consolidated Statements of Cash Flows
                                   (millions)

                                                                                    Years Ended December 31,
                                                                          ---------------------------------------------
                                                                               1999            1998            1997
                                                                          -------------   -------------   -------------
Cash Flows from Operating Activities:
Net income                                                                 $    186.9      $    292.9      $    235.7
Adjustments to reconcile net income to net cash (used for) provided by operating activities:
 Net accretion of discount on investments                                       (26.5)          (29.5)          (66.8)
 Amortization of deferred gain on sale                                          ( 5.7)             --              --
 Immediate gain on sale                                                            --           (59.0)             --
 Net realized capital losses (gains)                                             21.5           (11.1)          (36.0)
 Changes in assets and liabilities:
  Decrease (increase) in accrued investment income                                0.9            11.4           ( 4.0)
  Increase in premiums due and other receivables                                 23.3           (23.7)          (30.0)
  (Increase) decrease in policy loans                                           (21.8)          177.4           (70.3)
  Increase in deferred policy acquisition costs                                (153.3)         (132.8)         (155.8)
  Decrease in reinsurance loan to affiliate                                        --           397.2           231.1
  Net increase in universal life account balances                                55.7           122.9           157.1
  Decrease in other insurance reserve liabilities                               (28.6)          (41.8)         (120.3)
  Decrease in other liabilities and other assets                                (53.9)          (53.6)          (74.0)
  (Decrease) increase in income taxes                                          (259.8)          106.4           (25.8)
                                                                           ----------      ----------      ----------
Net cash (used for) provided by operating activities                           (261.3)          756.7            40.9
                                                                           ----------      ----------      ----------
Cash Flows from Investing Activities:
 Proceeds from sales of:
  Debt securities available for sale                                          5,890.1         6,790.2         5,311.4
  Equity securities                                                             111.2           150.1           103.1
  Mortgage loans                                                                  6.1             0.3             0.2
  Life Business                                                                    --           966.5              --
 Investment maturities and collections of:
  Debt securities available for sale                                          1,216.5         1,296.3         1,212.7
  Short-term investments                                                         80.6           135.3           108.4
 Cost of investment purchases in:
  Debt securities available for sale                                         (7,099.7)       (6,706.4)       (6,734.8)
  Equity securities                                                             (13.0)         (125.7)         (113.3)
  Short-term investments                                                       (106.0)          (83.9)         (167.1)
 Increase in property and equipment                                               5.7             9.0            10.0
 Other, net                                                                       3.7        (2,725.9)             --
                                                                           ----------      ----------      ----------
Net cash provided by (used for) investing activities                             95.2          (294.2)         (269.4)
                                                                           ----------      ----------      ----------
Cash Flows from Financing Activities:
 Deposits and interest credited for investment contracts                      2,040.2         1,571.1         1,621.2
 Withdrawals of investment contracts                                         (1,680.8)       (1,393.1)       (1,256.3)
 Capital contribution to Separate Account                                          --              --           (25.0)
 Return of capital from Separate Account                                           --             1.7            12.3
Capital contribution from HOLDCO                                                   --             9.3            (5.0)
Dividends paid to shareholder                                                  (255.0)         (570.0)          (34.3)
Other, net                                                                      126.7           (34.3)           26.4
                                                                           ----------      ----------      ----------
Net cash provided by (used for) financing activities                            231.1          (415.3)          339.3
                                                                           ----------      ----------      ----------
Net increase in cash and cash equivalents                                        65.0            47.2           110.8
Cash and cash equivalents, beginning of year                                    628.3           581.1           470.3
                                                                           ----------      ----------      ----------
Cash and cash equivalents, end of year                                     $    693.3      $    628.3      $    581.1
                                                                           ==========      ==========      ==========
Supplemental cash flow information:
Income taxes paid, net                                                     $    316.5      $     60.5      $    130.3
                                                                           ==========      ==========      ==========

See Notes to Consolidated Financial Statements

Notes to Consolidated Financial Statements

1. Summary of Significant Accounting Policies

Aetna Life Insurance and Annuity Company ("ALIAC") and its wholly owned subsidiaries (collectively, the "Company") are providers of financial products and services and investment management services in the United States. The Company has two business segments: Financial Products and Investment Management Services. On October 1, 1998, the Company sold its individual life insurance business to Lincoln National Corporation ("Lincoln") and accordingly, it is now classified as Discontinued Operations (refer to note 3).

Financial Products include annuity contracts that offer a variety of funding and payout options for individual and employer-sponsored retirement plans qualified under Internal Revenue Code Sections 401, 403, 408 and 457, nonqualified annuity contracts and mutual funds. Annuity contracts may be deferred or immediate ("payout annuities"). These products also include programs offered to qualified plans and nonqualified deferred compensation plans that package administrative and recordkeeping services along with a menu of investment options, including mutual funds (both ALIAC and nonaffiliated mutual funds), variable and fixed investment options. Financial Products also include investment advisory services and pension plan administrative services.

Investment Management Services provides: investment advisory services to affiliated and unaffiliated institutional and retail clients on a fee-for-service basis; underwriting services to the Aetna Series Fund Inc.; distribution services for other Aetna products; and trustee, administrative, and other fiduciary services to retirement plans requiring or otherwise utilizing a trustee or custodian.

Discontinued Operations include universal life, variable universal life, traditional whole life and term insurance.

Principles of Consolidation

The consolidated financial statements include ALIAC and its wholly owned subsidiaries, Aetna Insurance Company of America ("AICA") and Aetna Investment Adviser Holding Company, Inc. ("IA Holdco"). ALIAC is a wholly owned subsidiary of Aetna Retirement Holdings, Inc. ("HOLDCO"). HOLDCO is a wholly owned subsidiary of Aetna Retirement Services, Inc. whose ultimate parent is Aetna Inc. ("Aetna"). On July 1, 1999, HOLDCO contributed IA Holdco to the Company (refer to note 2).

The consolidated financial statements have been prepared in accordance with generally accepted accounting principles. The contribution of IA Holdco to the Company was accounted for in a manner similar to that of a pooling-of-interests and accordingly, the Company's historical consolidated financial statements have been restated to include the accounts and results of operations of IA Holdco. Certain reclassifications have been made to 1998 and 1997 financial information to conform to the 1999 presentation.

New Accounting Standards

Accounting by Insurance and Other Enterprises for Insurance-Related Assesments

As of January 1, 1999, the Company adopted Statement of Position ("SOP") 97-3, Accounting by Insurance and Other Enterprises for Insurance-Related Assessments, issued by the American Institute of Certified Public Accountants ("AICPA"). This statement provides guidance for determining when an insurance or other enterprise should recognize a liability for guaranty-fund and other insurance-related assessments and guidance for measuring the liability. The adoption of this standard did not have a material effect on the Company's financial position or results of operations, as the Company had previously accounted for guaranty-fund and other insurance-related assessments in a manner consistent with this standard.

Future Application of Accounting Standards

Deposit Accounting: Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk

In October 1998, the AICPA issued SOP 98-7, Deposit Accounting: Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk, which provides guidance on how to account for all insurance and reinsurance contracts that do not transfer insurance risk, except for long-duration life and health insurance contracts. This statement is effective for the Company's financial statements beginning January 1, 2000. The Company does not expect the adoption of this standard to have a material effect on its financial position and results of operations.

Accounting for Derivative Instruments and Hedging Activities

In June 1998, the Financial Accounting Standards Board ("FASB") issued Financial Accounting Standard ("FAS") No. 133, Accounting for Derivative Instruments and Hedging Activities. This standard requires companies to record all derivatives on the balance sheet as either assets or liabilities and measure those instruments at fair value. The manner in which companies are to record gains or losses resulting from changes in the values of those derivatives depends on the use of the derivative and whether it qualifies for hedge accounting. As amended by FAS No. 137, Accounting for Derivative Instruments and Hedging Activities -- Deferral of the Effective Date of FASB Statement No. 133, this standard is effective for the Company's financial statements beginning January 1, 2001, with early adoption permitted. The impact of FAS No. 133 on the Company's financial statements will vary based on certain factors including future interpretative guidance from the FASB, the extent of the Company's hedging activities, the types of hedging instruments used and the effectiveness of such instruments. The Company is evaluating the impact of adoption of this standard and currently does not believe that it will have a material effect on its financial position and results of operations.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, money market instruments and other debt issues with a maturity of 90 days or less when purchased.

Investments

Debt and equity securities are classified as available for sale and carried at fair value. Securities are written down (as realized capital losses) for other than temporary declines in value. Included in available-for-sale securities are investments that support experience-rated products.

Experience-rated products are products where the customer, not the Company, assumes investment (including realized capital gains and losses) and other risks, subject to, among other things, minimum guarantees. As long as minimum guarantees are not triggered, the effect of experience- rated products' investment performance does not impact the Company's results of operations. Realized and unrealized capital gains and losses on investments supporting these products are reflected in policyholder's funds left with the Company.

Realized capital gains and losses on all other investments are reflected in the Company's results of operations. Unrealized capital gains and losses on all other investments are reflected in shareholders' equity, net of related income taxes. Purchases and sales of debt and equity securities are recorded on the trade date. Sales of mortgage loans are recorded on the closing date.

Fair values for debt and equity securities are based on quoted market prices or dealer quotations. Where quoted market prices or dealer quotations are not available, fair values are measured utilizing quoted market prices for similar securities or by using discounted cash flow methods. Cost for mortgage-backed securities is adjusted for unamortized premiums and discounts, which are amortized using the interest method over the estimated remaining term of the securities, adjusted for anticipated prepayments. The Company does not accrue interest on problem debt securities when management believes the collection of interest is unlikely.

The Company engages in securities lending whereby certain securities from its portfolio are loaned to other institutions for short periods of time. Initial collateral, primarily cash, is required at a rate of 102% of the market value of a loaned domestic security and 105% of the market value of a loaned foreign security. The collateral is deposited by the borrower with a lending agent, and retained and invested by the lending agent according to the Company's guidelines to generate additional income. The market value of the loaned securities is monitored on a daily basis with additional collateral obtained or refunded as the market value of the loaned securities fluctuates. At December 31, 1999 and 1998, the Company loaned securities (which are reflected as invested assets) with a fair value of approximately $232.5 million and $277.3 million, respectively.

The investment in affiliated mutual funds represents an investment in Aetna managed mutual funds which have been seeded by the Company, and is carried at fair value.

Mortgage loans and policy loans are carried at unpaid principal balances, net of impairment reserves.

Short-term investments, consisting primarily of money market instruments and other debt issues purchased with an original maturity of 91 days to one year, are considered available for sale and are carried at fair value, which approximates amortized cost.

The Company utilizes futures contracts for other than trading purposes in order to hedge interest rate risk (i.e. market risk, refer to note 5.)

Futures contracts are carried at fair value and require daily cash settlement. Changes in the fair value of futures contracts allocable to experience rated contracts are deducted from capital gains and losses with an offsetting amount reported in future policy benefits. Changes in the fair value of futures contracts allocable to non-experienced-rated contracts that qualify as hedges are deferred and recognized as an adjustment to the hedged asset or liability. Deferred gains or losses on such futures contracts are amortized over the life of the acquired asset or liability as a yield adjustment or through net realized capital gains or losses upon disposal of an asset. Changes in the fair value of futures contracts that do not qualify as hedges are recorded in net realized capital gains or losses. Hedge designation requires specific asset or liability identification, a probability at inception of high correlation with the position underlying the hedge, and that high correlation be maintained throughout the hedge period. If a hedging instrument ceases to be highly correlated with the position underlying the hedge, hedge accounting ceases at that date and excess gains or losses on the hedging instrument are reflected in net realized capital gains or losses.

Included in common stock are warrants which represent the right to purchase specific securities. Upon exercise, the cost of the warrants is added to the basis of the securities purchased.

On occasion, the Company sells call options written on underlying securities which are carried at fair value. Changes in fair value of these options are recorded in net realized capital gains or losses.

Deferred Policy Acquisition Costs

Certain costs of acquiring certain insurance business are deferred. These costs, all of which vary with and are primarily related to the production of new and renewal business, consist principally of commissions, certain expenses of underwriting and issuing contracts, and certain agency expenses. For certain annuity and pension contracts, such costs are amortized in proportion to estimated gross profits and adjusted to reflect actual gross profits over the life of the contracts (up to 20 years for annuity and pension contracts.)

Periodically, modifications may be made to deferred annuity contract features, such as shortening the surrender charge period or waiving the surrender charge, changing the mortality and expense fees, etc. Unamortized deferred policy acquisition costs associated with these modified contracts are not written off, but rather, continue to be associated with the original block of business to which these costs were previously recorded. Such costs are amortized based on revised estimates of expected gross profits based upon the contract after the modification. Unamortized deferred policy acquisition costs related to deferred annuity products were approximately $1.0 billion and $893 million as of December 31, 1999 and 1998, respectively.

Deferred policy acquisition costs are written off to the extent that it is determined that future policy premiums and investment income or gross profits are not adequate to cover related expenses.

Insurance Reserve Liabilities

Future policy benefits include reserves for universal life, immediate annuities with life contingent payouts and traditional life insurance contracts. Reserves for universal life products are equal to cumulative deposits less withdrawals and charges plus credited interest thereon. Reserves for traditional life insurance contracts represent the present value of future benefits to be paid to or on behalf of policyholders and related expenses less the present value of future net premiums.

Reserves for immediate annuities with life contingent payouts contracts are computed on the basis of assumed investment yield, mortality, and expenses, including a margin for adverse deviations. Such assumptions generally vary by plan, year of issue and policy duration. Reserve interest rates range from 1.50% to 11.25% for all years presented. Investment yield is based on the Company's experience. Mortality and withdrawal rate assumptions are based on relevant Aetna experience and are periodically reviewed against both industry standards and experience.

Because the sale of the domestic individual life insurance business was substantially in the form of an indemnity reinsurance agreement, the Company reported an addition to its reinsurance recoverable approximating the Company's total individual life reserves at the sale date.

Policyholders' funds left with the Company include reserves for deferred annuity investment contracts and immediate annuities without life contingent payouts. Reserves on such contracts are equal to cumulative deposits less charges and withdrawals plus credited interest thereon (rates range from 1.50% to 11.25% for all years presented) net of adjustments for investment experience that the Company is entitled to reflect in future credited interest. These reserves also include unrealized gains/losses related to FAS No. 115. Reserves on contracts subject to experience rating reflect the rights of contractholders, plan participants and the Company.

Unpaid claims for all lines of insurance include benefits for reported losses and estimates of benefits for losses incurred but not reported.

Revenue Recognition

For certain annuity contracts, charges assessed against policyholders' funds for the cost of insurance, surrender charges, actuarial margin and other fees are recorded as revenue in charges assessed against policyholders. Other amounts received for these contracts are reflected as deposits and are not recorded as revenue. Related policy benefits are recorded in relation to the associated premiums or gross profit so that profits are recognized over the expected lives of the contracts. When annuity payments with life contingencies begin under contracts that were initially investment contracts, the accumulated balance in the account is treated as a single premium for the purchase of an annuity and reflected as an offsetting amount in both premiums and current and future benefits in the Consolidated Statements of Income.

Separate Accounts

Separate Accounts assets and liabilities generally represent funds maintained to meet specific investment objectives of contractholders who bear the investment risk, subject, in some cases, to minimum guaranteed rates. Investment income and investment gains and losses generally accrue directly to such contractholders. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company.

Separate Accounts assets supporting variable options under universal life and annuity contracts are invested, as designated by the contractholder or participant under a contract (who bears the investment risk subject, in limited cases, to minimum guaranteed rates) in shares of mutual funds which are managed by the Company, or other selected mutual funds not managed by the Company.

Separate Accounts assets are carried at fair value. At December 31, 1999 and 1998 , unrealized losses of $8.0 million and unrealized gains of $10.0 million, respectively, after taxes, on assets supporting a guaranteed interest option are reflected in shareholder's equity. Separate Accounts liabilities are carried at fair value, except for those relating to the guaranteed interest option. Reserves relating to the guaranteed interest option are maintained at fund value and reflect interest credited at rates ranging from 3.70% to 12.00% in 1999 and 3.00 to 8.10% in 1998.

Separate Accounts assets and liabilities are shown as separate captions in the Consolidated Balance Sheets. Deposits, investment income and net realized and unrealized capital gains and losses of the Separate Accounts are not reflected in the Consolidated Financial Statements (with the exception of realized and unrealized capital gains and losses on the assets supporting the guaranteed interest option). The Consolidated Statements of Cash Flows do not reflect investment activity of the Separate Accounts.

Reinsurance

The Company utilizes indemnity reinsurance agreements to reduce its exposure to large losses in all aspects of its insurance business. Such reinsurance permits recovery of a portion of losses from reinsurers, although it does not discharge the primary liability of the Company as direct insurer of the risks reinsured. The Company evaluates the financial strength of potential reinsurers and continually monitors the financial condition of reinsurers. Only those reinsurance recoverable deemed probable of recovery are reflected as assets on the Company's Consolidated Balance Sheets. Of the reinsurance recoverable on the Consolidated Balance Sheets at December 31, 1999 and 1998, $2,989 million and $2,946 million, respectively, is related to the reinsurance recoverable from Lincoln arising from the sale of the domestic life insurance business. (Refer to note 3)

Income Taxes

The Company is included in the consolidated federal income tax return of Aetna. The Company is taxed at regular corporate rates after adjusting income reported for financial statement purposes for certain items. Deferred income tax expenses/benefits result from changes during the year in cumulative temporary differences between the tax basis and book basis of assets and liabilities.

2. Contribution of IA Holdco from HOLDCO

On July 1, 1999, HOLDCO contributed IA Holdco to the Company. The primary operating subsidiary of IA Holdco is Aeltus Investment Management, Inc. ("Aeltus") which has two wholly-owned operating subsidiaries: Aeltus Capital, Inc. ("ACI"), a broker dealer, and Aeltus Trust Company ("ATC"), a limited purpose banking entity. Aeltus is a registered investment advisor under the Investment Advisers Act of 1940 and provides investment advisory services to institutional and retail clients on a fee-for-service basis. In addition, Aeltus, through its ACI subsidiary, provides distribution services for certain Aetna mutual funds and other Aetna products. Aeltus' ATC subsidiary provides trustee, administrative, and other fiduciary services to retirement plans requiring or otherwise utilizing a trustee or custodian.

3. Discontinued Operations-Individual Life Insurance

On October 1, 1998, the Company sold its domestic individual life insurance business to Lincoln for $1 billion in cash. The transaction was generally in the form of an indemnity reinsurance arrangement, under which Lincoln contractually assumed from the Company certain policyholder liabilities and obligations, although the Company remains directly obligated to policyholders. Assets related to and supporting the life policies were transferred to Lincoln and the Company recorded a reinsurance recoverable from Lincoln. The transaction resulted in an after-tax gain on the sale of approximately $117 million, of which $57.7 million was deferred and was being recognized over approximately 15 years. The remaining portion of the gain is recognized immediately in net income and was largely attributed to access to the agency sales force and brokerage distribution channel. Approximately $5.2 million (after tax) of the deferred gain was recognized during 1999. During the fourth quarter of 1999, the Company refined certain accrual and tax estimates which had been established in connection with the recording of the deferred gain. As a result, the deferred gain was increased by $12.9 million (after tax) to $65.4 million at December 31, 1999. The remaining deferred gain will be recognized over approximately 14 years. The unamortized portion of the deferred gain is presented in other liabilities on the Consolidated Balance Sheets.

The operating results of the domestic individual life insurance business are presented as Discontinued Operations. All prior year income statement data has been restated to reflect the presentation as Discontinued Operations. Revenues for the individual life segment were $652.2 million and $620.4 million for 1998 and 1997. Premiums ceded and reinsurance recoveries made in 1999 totaled $476.5 million and $513.4 million, respectively, and in 1998 totaled $153.4 million and $70.5 million, respectively.

4. Investments

Debt securities available for sale as of December 31 were as follows:


                                                                           Gross          Gross
                                                         Amortized      Unrealized     Unrealized         Fair
1999 (Millions)                                             Cost           Gains         Losses          Value
----------------------------------------------------------------------------------------------------------------
 U.S. government and government agencies
  and authorities                                       $  1,087.2       $   4.6        $  22.1       $  1,069.7

 States, municipalities and political subdivisions             0.3            --             --              0.3

 U.S. corporate securities:
   Utilities                                                 514.5           5.6           12.7            507.4
   Financial                                               1,869.8           8.2           44.7          1,833.3
   Transportation/capital goods                              623.4            .9           39.0            585.3
   Health care/consumer products                           1,138.7           9.3           51.3          1,096.7
   Natural resources                                         424.6           1.3           15.4            410.5
   Other corporate securities                                214.0           1.0           14.9            200.1
----------------------------------------------------------------------------------------------------------------
  Total U.S. corporate securities                          4,785.0          26.3          178.0          4,633.3
----------------------------------------------------------------------------------------------------------------

 Foreign securities:
   Government, including political subdivisions              364.6          17.1           11.9            369.8
   Utilities                                                 196.4           7.3             .4            203.3
   Other                                                     748.2           8.9           34.3            722.8
----------------------------------------------------------------------------------------------------------------
  Total foreign securities                                 1,309.2          33.3           46.6          1,295.9
----------------------------------------------------------------------------------------------------------------

 Residential mortgage-backed securities:
   Pass-throughs                                           1,055.9          19.8           17.6          1,058.1
   Collateralized mortgage obligations                     1,683.1          25.1           37.7          1,670.5
----------------------------------------------------------------------------------------------------------------
 Total residential mortgage-backed securities              2,739.0          44.9           55.3          2,728.6
----------------------------------------------------------------------------------------------------------------

 Commercial/Multifamily mortgage-backed
  securities                                               1,031.5           3.4           48.7            986.2

 Other asset-backed securities                               705.7           0.3            9.9            696.1
----------------------------------------------------------------------------------------------------------------

 Total debt securities                                  $ 11,657.9       $ 112.8        $ 360.6       $ 11,410.1
================================================================================================================

Debt securities available for sale as of December 31 were as follows:


                                                                           Gross          Gross
                                                         Amortized      Unrealized     Unrealized        Fair
1998 (Millions)                                             Cost           Gains         Losses          Value
----------------------------------------------------------------------------------------------------------------

 U.S. government and government agencies
  and authorities                                       $    718.9       $   60.4       $   0.2      $    779.1

 States, municipalities and political subdivisions             0.3             --            --             0.3

 U.S. corporate securities:
   Utilities                                                 615.2           29.8           4.1           640.9
   Financial                                               2,260.2           94.6           5.6         2,349.2
   Transportation/capital goods                              580.8           33.0           1.1           612.7
   Healthcare/consumer products                            1,328.2           69.8           4.8         1,393.2
   Natural resources                                         254.5            6.9           2.3           259.1
   Other corporate securities                                261.7            5.8           7.4           260.1
----------------------------------------------------------------------------------------------------------------
  Total U.S. corporate securities                          5,300.6          239.9          25.3         5,515.2
----------------------------------------------------------------------------------------------------------------

 Foreign securities:
   Government, including political subdivisions              507.6           30.4          32.9           505.1
   Utilities                                                 147.0           32.4            --           179.4
   Other                                                     511.2           14.9           1.8           524.3
----------------------------------------------------------------------------------------------------------------
  Total foreign securities                                 1,165.8           77.7          34.7         1,208.8
----------------------------------------------------------------------------------------------------------------

 Residential mortgage-backed securities:
   Pass-throughs                                             671.9           38.4           2.9           707.4
   Collateralized mortgage obligations                     1,879.6          119.7          10.4         1,988.9
----------------------------------------------------------------------------------------------------------------
  Total residential mortgage-backed securities             2,551.5          158.1          13.3         2,696.3
----------------------------------------------------------------------------------------------------------------

 Commercial/Multifamily mortgage-backed
  securities                                               1,114.9           30.9           9.8         1,136.0

 Other asset-backed securities                               719.3           13.8           0.6           732.5
----------------------------------------------------------------------------------------------------------------

 Total debt securities                                  $ 11,571.3       $  580.8       $  83.9      $ 12,068.2
================================================================================================================

At December 31, 1999 and 1998, net unrealized (depreciation) appreciation of $(247.8) million and $496.9 million, respectively, on available-for-sale debt securities included $(189.7) million and $355.8 million, respectively, related to experience-rated contracts, which were not reflected in shareholder's equity but in insurance reserves.

The amortized cost and fair value of debt securities for the year ended December 31, 1999 are shown below by contractual maturity. Actual maturities may differ from contractual maturities because securities may be restructured, called, or prepaid.


                                                 Amortized         Fair
 (Millions)                                         Cost           Value
-------------------------------------------------------------------------
      Due to mature:
        One year or less                        $    266.4     $    266.5
        After one year through five years          2,838.4        2,798.7
        After five years through ten years         1,718.0        1,674.6
        After ten years                            2,351.4        2,250.1
        Mortgage-backed securities                 3,776.5        3,722.3
        Other asset-backed securities                707.2          697.9
-------------------------------------------------------------------------
        Total                                   $ 11,657.9     $ 11,410.1
=========================================================================

At December 31, 1999 and 1998, debt securities carried at fair value of $8.7 million and $8.8 million, respectively, were on deposit as required by regulatory authorities.

The Company did not have any investments in a single issuer, other than obligations of the U.S. government, with a carrying value in excess of 10% of the Company's shareholder's equity at December 31, 1999.

Included in the Company's debt securities were residential collateralized mortgage obligations ("CMOs") supporting the following:

                                                       1999                            1998
                                           -----------------------------   --------------------------
                                             Amortized          Fair         Amortized          Fair
(Millions)                                      Cost           Value            Cost           Value
-----------------------------------------------------------------------------------------------------
 Total residential CMOs (1)                $ 1,683.1        $ 1,670.5      $ 1,879.6        $ 1,988.9
=====================================================================================================
 Percentage of total:
  Supporting experience rated products                           80.7%                           81.7%
  Supporting remaining products                                  19.3%                           18.3%
-----------------------------------------------------------------------------------------------------
                                                                100.0%                          100.0%
=====================================================================================================

(1) At December 31, 1999 and 1998, approximately 81% and 66%, respectively, of the Company's residential CMO holdings were backed by government agencies such as GNMA, FNMA, FHLMC.

There are various categories of CMOs which are subject to different degrees of risk from changes in interest rates and, for CMO's that are not agency-backed, defaults. The principal risks inherent in holding CMOs are prepayment and extension risks related to dramatic decreases and increases in interest rates resulting in the repayment of principal from the underlying mortgages either earlier or later than originally anticipated. At December 31, 1999 and 1998, approximately 1% and 2%, respectively, of the Company's CMO holdings were invested in types of CMOs which are subject to more prepayment and extension risk than traditional CMOs (such as interest- or principal-only strips).

Investments in equity securities available for sale as of December 31 were as follows:


(Millions)                       1999          1998
----------------------------------------------------
 Amortized Cost               $  204.9      $  300.4
 Gross unrealized gains           12.5          13.1
 Gross unrealized losses          10.9           8.1
----------------------------------------------------
 Fair Value                   $  206.5      $  305.4
====================================================

5. Financial Instruments

Estimated Fair Value

The carrying values and estimated fair values of certain of the Company's financial instruments at December 31, 1999 and 1998 were as follows:

                                                 1999                        1998
                                      --------------------------   ----------------------
                                        Carrying         Fair        Carrying        Fair
(Millions)                                Value         Value          Value         Value
------------------------------------------------------------------------------------------
 Assets:
  Mortgage loans                       $     6.7      $    6.8      $    12.7     $   12.3
 Liabilities:
  Investment contract liabilities:
   With a fixed maturity                 1,055.3         991.0        1,063.9       984.3
   Without a fixed maturity             10,066.4       9,452.8       10,241.7     9,686.2
------------------------------------------------------------------------------------------

Fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, such as estimates of timing and amount of future cash flows. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument. In evaluating the Company's management of interest rate, price and liquidity risks, the fair values of all assets and liabilities should be taken into consideration, not only those presented above.

The following valuation methods and assumptions were used by the Company in estimating the fair value of the above financial instruments:

Mortgage loans: Fair values are estimated by discounting expected mortgage loan cash flows at market rates which reflect the rates at which similar loans would be made to similar borrowers. The rates reflect management's assessment of the credit quality and the remaining duration of the loans.

Investment contract liabilities (included in Policyholders' funds left with the Company):

With a fixed maturity: Fair value is estimated by discounting cash flows at interest rates currently being offered by, or available to, the Company for similar contracts.

Off-Balance-Sheet and Other Financial Instruments

Without a fixed maturity: Fair value is estimated as the amount payable to the contractholder upon demand. However, the Company has the right under such contracts to delay payment of withdrawals which may ultimately result in paying an amount different than that determined to be payable on demand.

Futures Contracts:

Futures contracts are used to manage interest rate risk in the Company's bond portfolio. Futures contracts represent commitments to either purchase or sell securities at a specified future date and at a specified price or yield. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk. Cash settlements are made daily based on changes in the prices of the underlying assets. The notional amounts, carrying values and estimated fair values of the Company's open treasury futures as of December 31, 1998 were $250.9 million, $.1 million, and $.1 million, respectively. There were no open treasury futures as of December 31, 1999.

Warrants:

Included in common stocks are warrants which are instruments giving the Company the right, but not the obligation to buy a security at a given price during a specified period. The carrying values and estimated fair values of the Company's warrants to purchase equity securities as of December 31, 1999 were both $6.5 million. The carrying values and estimated fair values as of December 31, 1998 were both $1.5 million.

Options:

During 1999, the Company earned $0.4 million of investment income for writing call options on underlying securities. The Company did not write any call options in 1998. As of December 31, 1999 and 1998, there were no option contracts outstanding.

Debt Instruments with Derivative Characteristics:

The Company also had investments in certain debt instruments with derivative characteristics, including those whose market value is at least partially determined by, among other things, levels of or changes in domestic and/or foreign interest rates (short- or long-term), exchange rates, prepayment rates, equity markets or credit ratings/spreads. The amortized cost and fair value of these securities, included in the debt securities portfolio, as of December 31, 1999 was as follows:


                                                       Amortized          Fair
(Millions)                                                Cost           Value
--------------------------------------------------------------------------------
 Residential collateralized mortgage obligations      $  1,683.1      $  1,670.5
  Principal-only strips (included above)                     9.2             9.7
  Interest-only strips (included above)                     10.7            14.6
 Other structured securities with derivative
  characteristics (1)                                       81.7            67.2
--------------------------------------------------------------------------------

 (1) Represents non-leveraged instruments whose fair values and credit risk are based on underlying securities, including fixed income securities and interest rate swap agreements.

6. Net Investment Income

Sources of net investment income were as follows:

 (Millions)                                    1999          1998          1997
--------------------------------------------------------------------------------
 Debt securities                            $  823.3      $  798.8      $  814.6
 Nonredeemable preferred stock                  17.1          18.4          12.9
 Investment in affiliated mutual funds           2.4           6.6           3.8
 Mortgage loans                                  1.1           0.6           0.3
 Policy loans                                    7.7           7.2           5.7
 Reinsurance loan to affiliate                    --           2.3           5.5
 Cash equivalents                               39.0          46.1          40.2
 Other                                          15.3          13.2          16.1
--------------------------------------------------------------------------------
 Gross investment income                       905.9         893.2         899.1
 Less: investment expenses                     (19.6)        (21.4)        (17.4)
--------------------------------------------------------------------------------
 Net investment income                      $  886.3      $  871.8      $  881.7
================================================================================

Net investment income includes amounts allocable to experience rated contractholders of $659.6 million, $655.6 million and $673.8 million for the years ended December 31, 1999, 1998 and 1997, respectively. Interest credited to contractholders is included in current and future benefits.

7. Dividend Restrictions and Shareholder's Equity

The Company paid $255.0 million, $570.0 million and $34.3 million in cash dividends to HOLDCO in 1999,1998 and 1997, respectively. Of the $255.0 million paid in 1999, $206 million was accrued for in 1998. Of the $776.0 million dividends paid or accrued in 1998, $756.0 million (all of which was approved by the Insurance Commissioner of the State of Connecticut) was attributable to proceeds from the sale of the domestic individual life insurance business.

The Department recognizes as net income and shareholder's capital and surplus those amounts determined in conformity with statutory accounting practices prescribed or permitted by the Department, which differ in certain respects from generally accepted accounting principles. Statutory net income was $133.9 million, $148.1 million and $80.5 million for the years ended December 31, 1999, 1998 and 1997, respectively. Statutory capital and surplus was $845.2 million and $773.0 million as of December 31, 1999 and 1998, respectively.

As of December 31, 1999, the Company does not utilize any statutory accounting practices which are not prescribed by state regulatory authorities that, individually or in the aggregate, materially affect statutory capital and surplus.

8. Capital Gains and Losses on Investment Operations

Realized capital gains or losses are the difference between the carrying value and sale proceeds of specific investments sold.

Net realized capital (losses) gains on investments were as follows:


 (Millions)                                        1999         1998         1997
----------------------------------------------------------------------------------
 Debt securities                                 $ (23.6)     $  7.4      $   21.1
 Equity securities                                   2.1         3.0           8.6
----------------------------------------------------------------------------------
 Pretax realized capital (losses) gains          $ (21.5)     $ 10.4      $   29.7
==================================================================================
 After-tax realized capital (losses) gains       $ (14.0)     $  7.3      $   19.2
==================================================================================

Net realized capital (losses) gains of $(36.7) million, $15.0 million and $83.7 million for 1999, 1998 and 1997, respectively, allocable to experience rated contracts, were deducted from net realized capital gains and an offsetting amount was reflected in Policyholders' funds left with the Company. Net unamortized gains allocable to experienced-rated contractholders were $68.5 million and $118.6 million at December 31, 1999 and 1998, respectively.

Proceeds from the sale of available-for-sale debt securities and the related gross gains and losses were as follows:


(Millions)                  1999            1998            1997
------------------------------------------------------------------
 Proceeds on sales      $  5,890.1      $  6,790.2      $  5,311.3
 Gross gains                  10.5            98.8            23.8
 Gross losses                 34.1            91.4             2.7
------------------------------------------------------------------

Changes in shareholder's equity related to changes in accumulated other comprehensive income (unrealized capital gains and losses on securities, excluding those related to experience-rated contractholders) were as follows:


(Millions)                                           1999          1998         1997
-------------------------------------------------------------------------------------
 Debt securities                                   $ (199.2)     $  18.9      $  44.3
 Equity securities                                     (3.4)       (16.1)         5.6
 Other                                                (27.6)        15.4           --
-------------------------------------------------------------------------------------
   Subtotal                                          (230.2)        18.2         49.9
 (Decrease) increase in deferred income taxes
   (Refer to note 9)                                  (80.6)         6.3         17.5
-------------------------------------------------------------------------------------
 Net changes in accumulated other
   comprehensive (loss) income                     $ (149.6)     $  11.9      $  32.4
=====================================================================================

Net unrealized capital (losses) gains allocable to experience-rated contracts of $(189.7) and $355.8 million at December 31, 1999 and December 31, 1998 respectively, are reflected on the Consolidated Balance Sheets in Policyholders' funds left with the Company and are not included in shareholder's equity.

Shareholder's equity included the following accumulated other comprehensive
(loss) income, which is net of amounts allocable to experience-rated contractholders, at December 31:


(Millions)                                        1999          1998          1997
-----------------------------------------------------------------------------------
 Debt securities:
  Gross unrealized capital gains                $  18.6      $  157.3      $  140.6
  Gross unrealized capital losses                 (76.7)        (16.2)        (18.4)
-----------------------------------------------------------------------------------
                                                  (58.1)        141.1         122.2
-----------------------------------------------------------------------------------
 Equity securities:
  Gross unrealized capital gains                   12.5          13.1          21.2
  Gross unrealized capital losses                 (10.9)         (8.1)         (0.1)
-----------------------------------------------------------------------------------
                                                    1.6           5.0          21.1
-----------------------------------------------------------------------------------
 Other:
  Gross unrealized capital gains                    1.3          17.1            --
  Gross unrealized capital losses                 (13.7)         (1.8)           --
-----------------------------------------------------------------------------------
                                                  (12.4)         15.3            --
-----------------------------------------------------------------------------------
 Deferred income taxes (Refer to note 9)          (24.1)         56.6          50.4
-----------------------------------------------------------------------------------
 Net accumulated other comprehensive (loss)
   income                                       $ (44.8)     $  104.8      $   92.9
===================================================================================

Changes in accumulated other comprehensive income related to changes in unrealized gains (losses) on securities (excluding those related to experience-rated contractholders) were as follows:


(Millions)                                              1999          1998         1997
----------------------------------------------------------------------------------------
 Unrealized holding (losses) gains arising
   during the year (1)                                $ (146.3)     $  38.3      $  99.2
 Less: reclassification adjustment for gains and
   other items included in net income (2)                  3.3         26.4         66.8
========================================================================================
 Net unrealized (losses) gains on securities          $ (149.6)     $  11.9      $  32.4
========================================================================================

 (1) Pretax unrealized holding (losses) gains arising during the year were $(225.2) million, $58.8 million and $152.7 million for 1999, 1998 and 1997, respectively.
 (2) Pretax reclassification adjustments for gains and other items included in net income were $5.0 million, $40.6 million and $102.8 million for 1999, 1998 and 1997, respectively.

9. Income Taxes

The Company is included in the consolidated federal income tax return, the combined New York return, and Illinois unitary state income tax return of Aetna. Aetna allocates to each member, as permitted under a tax sharing arrangement, an amount approximating the tax it would have incurred were it not a member of the consolidated group, and credits the member for the use of its tax saving attributes in the consolidated federal income tax return.

Income taxes from continuing operations consist of the following:


(Millions)                                   1999          1998         1997
-----------------------------------------------------------------------------
 Current taxes (benefits):
  Federal                                  $  63.8      $  257.4      $  40.0
  State                                        2.5           3.0          3.3
  Net realized capital (losses) gains        (20.1)         16.8         39.1
-----------------------------------------------------------------------------
                                              46.2         277.2         82.4
-----------------------------------------------------------------------------
 Deferred taxes (benefits):
  Federal                                     31.3        (196.7)        14.3
  Net realized capital gains (losses)         12.6         (13.9)       (28.3)
-----------------------------------------------------------------------------
                                              43.9        (210.6)       (14.0)
-----------------------------------------------------------------------------
   Total                                   $  90.1      $   66.6      $  68.4
=============================================================================

Income taxes were different from the amount computed by applying the federal income tax rate to income from continuing operations before income taxes for the following reasons:


(Millions)                                         1999          1998          1997
------------------------------------------------------------------------------------
 Income from continuing operations before
   income taxes                                 $ 271.3       $ 238.7       $ 236.3
 Tax rate                                          35%           35%           35%
------------------------------------------------------------------------------------
 Application of the tax rate                       95.0          83.5          82.7
 Tax effect of:
  State income tax, net of federal benefit          1.6           2.0           2.1
  Excludable dividends                             (6.1)        (17.1)        (15.6)
  Other, net                                       (0.4)         (1.8)         (0.8)
------------------------------------------------------------------------------------
   Income taxes                                 $  90.1       $  66.6       $  68.4
=====================================================================================

The tax effects of temporary differences that give rise to deferred tax assets and deferred tax liabilities at December 31 are presented below:


(Millions)                                                          1999          1998
---------------------------------------------------------------------------------------
 Deferred tax assets:
  Insurance reserves                                             $  323.1      $  324.1
  Unrealized gains allocable to experience rated contracts             --         124.5
  Net unrealized capital losses                                      90.5            --
  Investment losses                                                   1.3            --
  Postretirement benefits other than pensions                        24.8          27.6
  Deferred compensation                                              42.5          37.3
  Sale of individual life                                            44.9          48.9
  Other                                                              20.2          20.4
---------------------------------------------------------------------------------------
 Total gross assets                                                 547.3         582.8
---------------------------------------------------------------------------------------

 Deferred tax liabilities:
  Deferred policy acquisition costs                                 324.0         282.9
  Market discount                                                     6.5           4.5
  Net unrealized capital gains                                         --         181.1
  Unrealized losses allocable to experience rated contracts          66.4            --
---------------------------------------------------------------------------------------
 Total gross liabilities                                            396.9         468.5
---------------------------------------------------------------------------------------
 Net deferred tax asset                                          $  150.4      $  114.3
=======================================================================================

Net unrealized capital gains and losses are presented in shareholder's equity net of deferred taxes.

Management believes that it is more likely than not that the Company will realize the benefit of the net deferred tax asset. The Company expects sufficient taxable income in the future to realize the net deferred tax asset because of the Company's long-term history of having taxable income, which is projected to continue.

The "Policyholders' Surplus Account," which arose under prior tax law, is generally that portion of a life insurance company's statutory income that has not been subject to taxation. As of December 31, 1983, no further additions could be made to the Policyholders' Surplus Account for tax return purposes under the Deficit Reduction Act of 1984. The balance in such account was approximately $17.2 million at December 31, 1999. This amount would be taxed only under certain conditions. No income taxes have been provided on this amount since management believes under current tax law the conditions under which such taxes would become payable are remote.

The Internal Revenue Service (the "Service") has completed examinations of the consolidated federal income tax returns of Aetna through 1994. Discussions are being held with the Service with respect to proposed adjustments. Management believes there are adequate defenses against, or sufficient reserves to provide for, any such adjustments. The Service has commenced its examinations for the years 1995 through 1997.

10. Benefit Plans

Aetna has noncontributory defined benefit pension plans covering substantially all employees. Aetna's accrued pension cost has been allocated to its subsidiaries, including the Company, under an allocation based on eligible salaries. Data on a separate company basis regarding the proportionate share of the projected benefit obligation and plan assets is not available. The accumulated benefit obligation and plan assets are recorded by Aetna. As of the measurement date (September 30), fair value of plan assets exceed projected benefit obligations. Allocated pretax charges to operations for the pension plan (based on the Company's total salary cost as a percentage of Aetna's total salary cost) were $6.6 million and $3.0 million for the years ended December 31, 1999 and 1997, respectively. There were no charges in 1998 due to favorable plan asset performance.

Effective January 1, 1999, the Company, in conjunction with Aetna, changed the formula from the previous final average pay formula to a cash balance formula, which will credit employees annually with an amount equal to a percentage of eligible pay based on age and years of service as well as an interest credit based on individual account balances. The formula also provides for a transition period until December 1, 2006, which allows certain employees to receive vested benefits at the higher of the final average pay or cash balance formula. The changing of this formula did not have a material effect on the Company's results of operations, liquidity or financial condition.

In addition to providing pension benefits, Aetna currently provides certain health care and life insurance benefits for retired employees. A comprehensive medical and dental plan is offered to all full-time employees retiring at age 45 with 10 years of service. The company provides subsidized benefits to employees whose sum of age and service is at least equal to 65. There is a cap on the portion of the cost paid by the Company relating to medical and dental benefits. The costs to the Company associated with the Aetna postretirement plans for 1999, 1998 and 1997 were $2.1 million, $1.0 million and $2.4 million, respectively.

The Company, in conjunction with Aetna, has a non-qualified pension plan covering certain agents. The plan provides pension benefits based on annual commission earnings. As of the measurement date (September 30), accumulated benefit obligations exceeded fair value of plan assets.

The Company, in conjunction with Aetna, also provides certain postretirement health care and life insurance benefits for certain agents. The costs to the Company associated with the agents' postretirement plans for 1999, 1998 and 1997 were $2.1 million, $1.4 million and $0.6 million, respectively.

Incentive Savings Plan--Substantially all employees are eligible to participate in a savings plan under which designated contributions, which may be invested in common stock of Aetna or certain other investments, are matched, up to 5% of compensation, by Aetna. Pretax charges to operations for the incentive savings plan were $7.7 million, $5.3 million and $5.0 million in 1999, 1998 and 1997, respectively.

Stock Plans--Aetna has a stock incentive plan that provides for stock options, deferred contingent common stock or equivalent cash awards or restricted stock to employees. Executive, middle management and non-management employees may be granted options to purchase common stock of Aetna at or above the market price on the date of grant. Options generally become 100% vested three years after the grant is made, with one-third of the options vesting each year. Aetna does not recognize compensation expense for stock options granted at or above the market price on the date of grant under its stock incentive plans. In addition, executives may, from time to time, be granted incentive units which are rights to receive common stock or an equivalent value in cash. The incentive units may vest within a range from 0% to 175% at the end of a four year period based on the attainment of performance goals. The costs to the Company associated with the Aetna stock plans for 1999, 1998 and 1997, were $0.4 million, $4.2 million and $2.9 million, respectively.

11. Related Party Transactions

Investment Advisory and Other Fees

The Company serves as investment advisor to the Aetna managed mutual funds and variable funds (collectively, the Funds). Under the advisory agreements, the Funds pay the Company a daily fee which, on an annual basis, ranged, depending on the fund, from 0.25% to 0.95% of their average daily net assets. The Company is also compensated by the Separate Accounts (variable funds) for bearing mortality and expense risks pertaining to variable life and annuity contracts. Under the insurance and annuity contracts, the Separate Accounts pay the Company a daily fee which, on an annual basis is, depending on the product, up to 2.15% of their average daily net assets. The amount of compensation and fees received from the Funds and Separate Accounts, included in charges assessed against policyholders and other income, amounted to $424.2 million, $349.0 million and $271.2 million in 1999, 1998 and 1997, respectively.

Reinsurance Transactions

Effective December 31, 1988, the Company entered into a modified coinsurance reinsurance agreement ("MODCO") with Aetna Life Insurance Company ("Aetna Life"), an affiliate company, in which substantially all of the non-participating individual life and annuity business written by Aetna Life prior to 1981 was assumed by the Company. Effective January 1, 1997, this agreement was amended to transition (based on underlying investment rollover in Aetna Life) from a modified coinsurance arrangement to a coinsurance agreement. As a result of this change, reserves were ceded to the Company from Aetna Life as investment rollover occurred. Effective October 1, 1998, this agreement was fully transitioned to a coinsurance arrangement and this business along with the Company's direct individual non-participation life insurance business was sold to Lincoln. (Refer to note 3).

The operating results of the domestic individual life business are presented as Discontinued Operations. Premiums of $17.9 million, $336.3 million and $176.7 million and current and future benefits of $8.6 million, $341.1 million and $183.9 million, were assumed in 1999, 1998 and 1997, respectively. Investment income of $17.0 million and $37.5 million was generated from a reinsurance loan to affiliate for the years ended December 31, 1998 and 1997, respectively.

Prior to the sale of the domestic individual life insurance business to Lincoln on October 1, 1998, the Company's retention limit per individual life was $2.0 million and amounts in excess of this limit, up to a maximum of $8.0 million on any new individual life business was reinsured with Aetna Life on a yearly renewable term basis. Premium amounts related to this agreement were $2.0 million and $5.9 million for 1998 and 1997, respectively. This agreement was terminated effective October 1, 1998.

Effective October 1, 1997, the Company entered into a reinsurance agreement with Aetna Life to assume amounts in excess of $0.2 million for certain of its participating life insurance, on a yearly renewable term basis. Premium amounts related to this agreement were $4.4 million in1998. The business assumed under this agreement was retroceded to Lincoln effective October 1, 1998.

On December 16, 1988, the Company assumed $25.0 million of premium revenue from Aetna Life for the purchase and administration of a life contingent single premium variable payout annuity contract. In addition, the Company is also responsible for administering fixed annuity payments that are made to annuitants receiving variable payments. Reserves of $115.3 million and $87.8 million were maintained for this contract as of December 31, 1999 and 1998, respectively.

Capital Transactions

The Company received no capital contributions in 1999. In 1998, the Company received a capital contribution of $9.3 million in cash from HOLDCO. In 1997, the Company returned capital of $5.0 million to HOLDCO.

Refer to note 7 for dividends paid to HOLDCO.

Other

Premiums due and other receivables include $10.5 million and $1.6 million due from affiliates in 1999 and 1998, respectively. Other liabilities include $1.9 million and $2.2 million due to affiliates for 1999 and 1998, respectively.

Aetna transferred to the Company $0.8 million, $1.7 million and $3.8 million based on its decision not to settle state tax liabilities for the years 1999, 1998 and 1997, respectively, as permitted under the tax sharing arrangement, which is reported in other changes in retained earnings.

Substantially all of the administrative and support functions of the Company are provided by Aetna and its affiliates. The financial statements reflect allocated charges for these services based upon measures appropriate for the type and nature of service provided.

12. Reinsurance

On October 1, 1998, the Company sold its domestic individual life insurance business to Lincoln for $1 billion in cash. The transaction is generally in the form of an indemnity reinsurance arrangement, under which Lincoln contractually assumed from the Company certain policyholder liabilities and obligations, although the Company remains directly obligated to policyholders. (Refer to note 3)

Effective January 1, 1998, 90% of the mortality risk on substantially all individual universal life product business written from June 1, 1991 through October 31, 1997 was reinsured externally. Beginning November 1, 1997, 90% of new business written on these products was reinsured externally. Effective October 1, 1998 this agreement was assigned from the third party reinsurer to Lincoln.

The following table includes premium amounts ceded/assumed as discussed in note 11.


                                                    Ceded to       Assumed
                                       Direct        Other       from Other        Net
(Millions)                             Amount      Companies      Companies      Amount
---------------------------------------------------------------------------------------

  1999
  ----
 Premiums:
  Discontinued Operations            $  460.1      $  478.0       $   17.9      $    --
  Accident and Health Insurance          33.4          33.4             --           --
  Annuities                             111.5           4.9             .9        107.5
---------------------------------------------------------------------------------------
   Total earned premiums             $  605.0      $  516.3       $   18.8      $ 107.5
=======================================================================================

  1998
  ----
 Premiums:
  Discontinued Operations            $  166.8      $  165.4       $  340.6      $ 342.0
  Accident and Health Insurance          16.3          16.3             --           --
  Annuities                              80.8           2.9            1.5         79.4
---------------------------------------------------------------------------------------
   Total earned premiums             $  263.9      $  184.6       $  342.1      $ 421.4
=======================================================================================

  1997
  ----
 Premiums:
  Discontinued Operations            $   35.7      $   15.1       $  177.4      $ 198.0
  Accident and Health Insurance           5.6           5.6             --           --
  Annuities                              67.9            --            1.2         69.1
---------------------------------------------------------------------------------------
   Total earned premiums             $  109.2      $   20.7       $  178.6      $ 267.1
=======================================================================================

13. Segment Information

Summarized financial information for the Company's principal operations was as follows:


                                                    Investment
Year ended December 31,               Financial     Management     Discontinued
1999 (Millions)                     Products (1)   Services (1)   Operations (1)   Other (1)      Total
---------------------------------------------------------------------------------------------------------
 Revenue from external
  customers                         $    551.1       $  118.3              --       $ (43.9)   $    625.5
 Net investment income                   881.5            1.5              --           3.3         886.3
---------------------------------------------------------------------------------------------------------
 Total revenue excluding net
  realized capital losses           $  1,432.6       $  119.8              --       $ (40.6)   $  1,511.8
=========================================================================================================
 Amortization of deferred policy
  acquisition costs                 $     93.4                                      $  11.5    $    104.9
---------------------------------------------------------------------------------------------------------
 Income taxes (benefits)            $     87.0       $   16.5                       $ (13.4)   $     90.1
---------------------------------------------------------------------------------------------------------
 Operating earnings (losses) (2)    $    192.1       $   28.1              --       $  (7.5)   $    212.7
 Other item (3)                             --                             --         (17.5)        (17.5)
 Net realized capital losses,
  net of tax                             (14.0)                            --            --         (14.0)
---------------------------------------------------------------------------------------------------------
 Income (loss) from continuing
  operations                             178.1           28.1              --         (25.0)        181.2
 Discontinued operations,
  net of tax:
  Amortization of deferred
   gain on sale                             --                      $     5.7            --           5.7
---------------------------------------------------------------------------------------------------------
 Net income (loss)                  $    178.1       $   28.1       $     5.7       $ (25.0)   $    186.9
=========================================================================================================
 Segment assets                     $ 53,324.4       $   73.2       $ 2,989.0                  $ 56,386.6
---------------------------------------------------------------------------------------------------------
 Expenditures for long-lived
  assets (4)                                --             --              --       $   5.7    $      5.7
---------------------------------------------------------------------------------------------------------
 Balance of long-lived assets               --             --              --       $  16.5    $     16.5
---------------------------------------------------------------------------------------------------------

 (1) Financial Products include: deferred and immediate annuity contracts, mutual funds, programs offered to qualified plans and nonqualified deferred compensation plans that package administrative and recordkeeping services along with a menu of investment options, investment advisory services and pension plan administrative services. Investment Management Services include the following services: investment advisory to affiliated and unaffiliated institutional and retail clients, underwriting, distribution for Company products and trustee, administrative and other fiduciary services to retirement plans. (Refer to notes 1 and 2.) Discontinued operations include life insurance products. (Refer to note 3.) Other includes consolidating adjustments and Year 2000 costs.
 (2) Operating earnings is comprised of net income (loss) excluding net realized capital gains and losses and any other items. While operating earnings is the measure of profit or loss used by the Company's management when assessing performance or making operating decisions, it does not replace operating income or net income as a measure of profitability.
 (3) Other item excluded from operating earnings represents after-tax Year 2000 costs of $17.5 million
 (4) Expenditures of long-lived assets represents additions to property and equipment not allocable to business segments.

                                                   Investment
Year ended December 31,              Financial     Management     Discontinued
1998 (Millions)                    Products (1)   Services (1)   Operations (1)   Other (1)      Total
--------------------------------------------------------------------------------------------------------
 Revenue from external
  customers                        $    445.6       $  96.7               --       $ (38.4)   $    503.9
 Net investment income                  865.3           1.5               --           5.0         871.8
--------------------------------------------------------------------------------------------------------
 Total revenue excluding net
  realized capital gains           $  1,310.9       $  98.2               --       $ (33.4)   $  1,375.7
========================================================================================================
 Amortization of deferred policy
  acquisition costs                $     80.3            --               --       $  10.9    $     91.2
--------------------------------------------------------------------------------------------------------
 Income Taxes (benefits)           $     67.7       $  14.7               --       $ (15.8)   $     66.6
---------------------------------  ----------       -------               --       -------    ----------
 Operating earnings (2)            $    170.3       $  24.0               --       $  (7.1)   $    187.2
 Other item (3)                            --            --               --         (22.4)        (22.4)
 Net realized capital gains,
  net of tax                              7.3            --               --            --           7.3
--------------------------------------------------------------------------------------------------------
 Income from continuing
  operations                            177.6          24.0               --         (29.5)        172.1
 Discontinued operations,
  net of tax:
  Income from operations                   --            --        $    61.8            --          61.8
  Immediate gain on sale                   --            --             59.0            --          59.0
--------------------------------------------------------------------------------------------------------
 Net income (loss)                 $    177.6       $  24.0        $   120.8       $ (29.5)   $    292.9
========================================================================================================
 Segment assets                    $ 44,366.4       $  13.4        $ 2,946.4                  $ 47,326.2
--------------------------------------------------------------------------------------------------------
 Expenditures for long-lived
  assets (4)                               --            --               --       $   9.0    $      9.0
--------------------------------------------------------------------------------------------------------
 Balance of long-lived assets                                                      $  14.8    $     14.8
--------------------------------------------------------------------------------------------------------

 (1) Financial products include: deferred and immediate annuity contracts, mutual funds, programs offered to qualified plans and nonqualified deferred compensation plans that package administrative and recordkeeping services along with a menu of investment options, investment advisory services and pension plan administrative services. Investment Management Services include the following services: investment advisory to affiliated and unaffiliated institutional and retail clients, underwriting, distribution for Company products and trustee, administrative and other fiduciary services to retirement plans. (Refer to notes 1 and 2.) Discontinued operations include life insurance products. (Refer to note 3.) Other includes consolidating adjustments and Year 2000 costs.
 (2) Operating earnings is comprised of net income (loss) excluding net realized capital gains and losses and any other items. While operating earnings is the measure of profit or loss used by the Company's management when assessing performance or making operating decisions, it does not replace operating income or net income as a measure of profitability.
 (3) Other item excluded from operating earnings represents after-tax Year 2000 costs of $22.4 million
 (4) Expenditures of long-lived assets represents additions to property and equipment not allocable to business segments.

                                                   Investment
Year ended December 31,              Financial     Management     Discontinued
1997 (Millions)                    Products (1)   Services (1)   Operations (1)   Other (1)      Total
--------------------------------------------------------------------------------------------------------
 Revenue from external
  customers                        $    371.5         $80.3               --        $(23.9)   $    427.9
 Net investment income                  876.7           1.4               --           3.6         881.7
--------------------------------------------------------------------------------------------------------
 Total revenue excluding net
  realized capital gains           $  1,248.2         $81.7               --        $(20.3)   $  1,309.6
========================================================================================================
 Amortization of deferred policy
  acquisition costs                $     57.2            --               --        $  9.1    $     66.3
--------------------------------------------------------------------------------------------------------
 Income Taxes (benefits)           $     59.7         $11.9               --        $ (3.2)   $     68.4
--------------------------------------------------------------------------------------------------------
 Operating earnings (2)            $    134.9         $19.7               --        $ (5.9)   $    148.7
 Net realized capital gains,
  net of tax                             19.2            --               --            --          19.2
--------------------------------------------------------------------------------------------------------
 Income from continuing
  operations                            154.1         $19.7               --          (5.9)        167.9
 Discontinued operations,
  net of tax:
  Income from operations                   --            --        $    67.8            --          67.8
  Deferred gain on sale                    --            --               --            --            --
--------------------------------------------------------------------------------------------------------
 Net income (loss)                 $    154.1         $19.7        $    67.8        $ (5.9)   $    235.7
========================================================================================================
 Segment assets                    $ 36,379.5         $17.9        $ 3,792.5            --    $ 40,189.9
--------------------------------------------------------------------------------------------------------
 Expenditures for long-lived
  assets (3)                               --            --               --        $ 10.0    $     10.0
--------------------------------------------------------------------------------------------------------
 Balance of long-lived assets                                                       $ 12.7    $     12.7
--------------------------------------------------------------------------------------------------------

 (1) Financial products include: deferred and immediate annuity contracts, mutual funds, programs offered to qualified plans and nonqualified deferred compensation plans that package administrative and recordkeeping services along with a menu of investment options, investment advisory services and pension plan administrative services. Investment Management Services include the following services: investment advisory to affiliated and unaffiliated institutional and retail clients, underwriting, distribution for Company products and trustee, administrative and other fiduciary services to retirement plans. (Refer to notes 1 and 2.) Discontinued operations include life insurance products. (Refer to note 3.) Other includes consolidating adjustments and Year 2000 costs.
 (2) Operating earnings is comprised of net income (loss) excluding net realized capital gains and losses and any other items. While operating earnings is the measure of profit or loss used by the Company's management when assessing performance or making operating decisions, it does not replace operating income or net income as a measure of profitability.
 (3) Expenditures of long-lived assets represents additions to property and equipment not allocable to business segments.

14. Commitments and Contingent Liabilities

Commitments

Through the normal course of investment operations, the Company commits to either purchase or sell securities or money market instruments at a specified future date and at a specified price or yield. The inability of counterparties to honor these commitments may result in either higher or lower replacement cost. Also, there is likely to be a change in the value of the securities underlying the commitments. At December 31,1998, the Company had off-balance sheet commitments to purchase investments of $68.7 million with an estimated fair value of $68.9 million. At December 31, 1999, there were no off-balance sheet commitments.

Litigation

The Company is involved in numerous lawsuits arising, for the most part, in the ordinary course of its business operations. While the ultimate outcome of litigation against the Company cannot be determined at this time, after consideration of the defenses available to the Company and any related reserves established, it is not expected to result in liability for amounts material to the financial condition of the Company, although it may adversely affect results of operations in future periods.

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